                    As filed with the Securities and Exchange
          Commission on October 12, 2007, 1933 Act File No. 333-126293
                           1940 Act File No. 811-21779

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         PRE-EFFECTIVE AMENDMENT NO. [ ]
                       POST-EFFECTIVE AMENDMENT NO. 14 [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              AMENDMENT NO. 16 [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                              JOHN HANCOCK FUNDS II
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                601 CONGRESS STREET, BOSTON, MASSACHUSETTS 02210
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 663-3999

                                THOMAS M. KINZLER
                601 CONGRESS STREET, BOSTON, MASSACHUSETTS 02210
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

                               MARK P. GOSHKO, ESQ
                 KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP
                               ONE LINCOLN STREET
                                BOSTON, MA 02111

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on (date) pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[X]  on (December 26, 2007) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              JOHN HANCOCK FUNDS II

                                                                    John Hancock
                                                         Quantitative Value Fund

                                             Class A, Class B and Class C Shares

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
12.31.2007

As with all mutual funds, the SEC has not approved or disapproved this fund or determined whether the information in this Prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                    Contents

OVERVIEW .................................................................     3
QUANTITATIVE VALUE FUND ..................................................     4
YOUR ACCOUNT .............................................................     7
   Choosing a share class ................................................     7
   How sales charges are calculated ......................................     8
   Sales charge reductions and waivers ...................................    10
   Opening an account ....................................................    12
   Buying shares .........................................................    12
   Selling shares ........................................................    15
   Transaction policies ..................................................    17
   Dividends and account policies ........................................    20
   Additional investor services ..........................................    21
RISKS OF INVESTING IN THE FUND ...........................................    22
FUND DETAILS .............................................................    24
   Business structure ....................................................    24
   Management biographies ................................................    25
FOR MORE INFORMATION .....................................................    26

Overview

The Quantitative Value Fund (the "Fund") is an underlying fund of John Hancock Funds II ("JHF II").

RISKS OF MUTUAL FUNDS

Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

QUANTITATIVE VALUE FUND

Goal and strategy

GOAL: To seek long-term capital appreciation.

STRATEGY: Under normal market conditions, the Fund invests at least 65% of its total assets in large-cap U.S. securities with the potential for long-term growth of capital.

The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.

The Fund may also invest in foreign securities.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Past Performance

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

Principal risks

The principal risks of investing in the Fund, which could adversely affect its net asset value per share ("NAV") and performance, include the following. For a further description of these principal risks please see "Risks of investing in the Fund."

-    Equity securities risk

-    Foreign securities risk

-    High portfolio turnover risk

-    Issuer risk

-    Liquidity risk

-    Management risk

SUBADVISER

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

FUND CODES

CLASS A
Ticker        --
CUSIP     [_____]

CLASS B
Ticker        --
CUSIP     [_____]

CLASS C
Ticker        --
CUSIP     [_____]

Your expenses

Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund's assets and therefore are paid by shareholders indirectly.

                                                    CLASS A   CLASS B   CLASS C
                                                    -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES (1)
Maximum front-end sales charge (load)
   on purchases as a % of purchase price              5.00%    none     none
Maximum deferred sales charge (load) as a
   % of purchase or sale price, whichever is less   none 2     5.00%    1.00%(3)

                                                    CLASS A   CLASS B   CLASS C
                                                    -------   -------   -------
ANNUAL OPERATING EXPENSES (4)
Management fee                                       0.69%     0.69%     0.69%
Distribution and service (12b-1) fees               [0.30%     1.00%     1.00%
Other expenses                                      [____%]   [____%]   [____%]
TOTAL FUND OPERATING EXPENSES                       [____%]   [____%]   [____%]
Contractual expense reimbursement (at least
    until 12/31/08) (5)                             [____%]   [____%]   [____%]
NET ANNUAL OPERATING EXPENSES                       [____%]   [____%]   [____%]

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

(3) Only if sold within the first year after purchase; see "How sales charges are calculated."

(4)  Based on estimated expenses for the current fiscal year.

(5) [The Adviser has contractually agreed to waive advisory fees or reimburse certain Fund expenses so that total Fund operating expenses do not exceed [_____]% for Class A, [_____]% for Class B and [_____]% for Class C of the average annual net assets attributable to the respective classes. This expense reimbursement shall continue in effect until December 31, 2008 and thereafter until termination by the Adviser on notice to JHF II.]

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

EXPENSES              YEAR 1     YEAR 3
--------             --------   --------
Class A              [$_____]   [$_____]
Class B              [$_____]   [$_____]
with redemption
Class B              [$_____]   [$_____]
without redemption
Class C              [$_____]   [$_____]
with redemption

Class C              [$_____]   [$_____]
without redemption

YOUR ACCOUNT

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

- A front-end sales charge, as described in the section "How sales charges are calculated."

-    Distribution and service (Rule 12b-1) fees of 0.30%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (Rule 12b-1) fees of 1.00%.

- A contingent deferred sales charge ("CDSC"), as described in the section "How sales charges are calculated."

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (Rule12b-1) fees of 1.00%.

-    A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

THE MAXIMUM AMOUNT YOU MAY INVEST IN CLASS B SHARES WITH ANY SINGLE PURCHASE REQUEST IS $99,999.99, AND THE MAXIMUM AMOUNT YOU MAY INVEST IN CLASS C SHARES WITH ANY SINGLE PURCHASE IS $999,999.99. JOHN HANCOCK SIGNATURE SERVICES, INC. ("SIGNATURE SERVICES"), THE TRANSFER AGENT FOR THE FUND, MAY ACCEPT A PURCHASE REQUEST FOR CLASS B SHARES FOR $100,000 OR MORE OR FOR CLASS C SHARES FOR $1,000,000 OR MORE WHEN THE PURCHASE IS PURSUANT TO THE REINSTATEMENT PRIVILEGE (SEE "SALES CHARGE REDUCTIONS AND WAIVERS").

12B-1 FEES

Rule 12b-1 fees will be paid to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers).

Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Shares of the Fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any;

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Fund.

The Statement of Information (the "SAI") discusses the Distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this Prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

How sales charges are calculated

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                         AS A % OF      AS A % OF YOUR
YOUR INVESTMENT       OFFERING PRICE*     INVESTMENT
---------------       ---------------   --------------
Up to $49,999              5.00%             5.26%
$50,000 - $99,999          4.50%             4.71%
$100,000 - $249,999        3.50%             3.63%
$250,000 - $499,999        2.50%             2.56%
$500,000 - $999,999        2.00%             2.04%
$1,000,000 and over    See next page

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, all Class R shares, or Class I shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL REPRESENTATIVE AT THE TIME YOU PURCHASE THE FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU,

YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21 LIVING IN THE SAME HOUSEHOLD. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Fund's Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Fund's SAI. You may request an SAI from your broker or financial adviser, access the Fund's Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

                             CDSC ON SHARES
YOUR INVESTMENT                BEING SOLD
---------------              --------------
First $1M - $4,999,999            1.00%
Next $1 - $5M above that          0.50%
Next $1 or more above that        0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

CLASS B AND CLASS C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

CLASS B DEFERRED CHARGES

YEARS AFTER PURCHASE   CDSC
--------------------   ----
1st year               5.00%
2nd year               4.00%
3rd or 4th year        3.00%
5th year               2.00%
6th year               1.00%
After 6th year         none

CLASS C DEFERRED CHARGES

YEARS AFTER PURCHASE   CDSC
--------------------   ----
1st year               1.00%
After 1st year         none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the Fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

- Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "Opening an account"), and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

CDSC WAIVERS

As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-    to make payments through certain systematic withdrawal plans

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

-    redemptions pursuant to a fund's right to liquidate an account less than
     $1,000

- redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

-    to make certain distributions from a retirement plan

-    because of shareholder death or disability

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS

Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

- financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the Distributor

- Fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

- individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

- individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a ROTH IRA

- individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

- participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)

- participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

- terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, including subsequent investments

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS

Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this Prospectus for additional details)

- dividend reinvestments (see "Dividends and Account Policies" in this Prospectus for additional details)

Opening an account

1    Read this Prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     -    non-retirement account: $1,000

     - retirement account: $500; there is no minimum initial investment for certain group retirement plans investing using salary deduction or similar group methods of payment

     -    group investments: $250

     - Monthly Automatic Accumulation Plan ("MAAP"): $25 to open; you must invest at least $25 a month

     - there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the Distributor

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the instructions under "Buying shares". You and your financial representative can initiate any purchase, exchange or sale of shares.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

FOR INDIVIDUAL INVESTORS OPENING AN ACCOUNT. When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

FOR INVESTORS OTHER THAN INDIVIDUALS. When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

Buying shares

                             OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
              ------------------------------------------------   ------------------------------------------------
BY CHECK
              -    Make out a check for the investment amount,   -    Make out a check for the investment amount,
                   payable to "John Hancock Signature                 payable to "John Hancock Signature
                   Services, Inc."                                    Services, Inc."

              -    Deliver the check and your completed          -    Fill out the detachable investment slip
                   application to your financial                      from an account statement. If no slip is
                   representative, or mail them to Signature          available, include a note specifying the
                   Services (address below).                          fund name, your share class, your account
                                                                      number and the name(s) in which the account
                                                                      is registered.

                                                                 -    Deliver the check and your investment slip
                                                                      or note to

                                                                      your financial representative, or mail them
                                                                      to Signature Services (address below).

BY EXCHANGE
              -    Call your financial representative or         -    Log on to www.jhfunds.com to process
                   Signature Services to request an exchange.         exchanges between funds.

                                                                 -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.

                                                                 -    Call your financial representative or
                                                                      Signature Services to request an exchange.

BY WIRE
              -    Deliver your completed application to your    -    Obtain wiring instructions by calling
                   financial representative, or mail it to            Signature Services at 1-800-225-5291.
                   Signature Services.
                                                                 -    Instruct your bank to wire the amount of
              -    Obtain your account number by calling your         your investment. Specify the fund name, the
                   financial representative or Signature              share class, your account number and the
                   Services.                                          name(s) in which the account is registered.
                                                                      Your bank may charge a fee to wire funds.
              -    Obtain wiring instructions by calling
                   Signature Services at 1-800-225-5291.

              - Instruct your bank to wire the amount of your investment. Specify the Fund name, the share class, your account number and the name(s) in which the account is registered.
                   Your bank may charge a fee to wire funds.

BY INTERNET
              See "By exchange" and "By wire."                   -    Verify that your bank or credit union is a
                                                                      member of the Automated Clearing House
                                                                      ("ACH") system.

                                                                 -    Complete the "Bank Information" section on
                                                                      your account application.

                                                                 -    Log on to www.jhfunds.com to initiate
                                                                      purchases using your authorized bank
                                                                      account.

BY PHONE
              See "By exchange" and "By wire."                   -    Verify that your bank or credit union is a
                                                                      member of the ACH system.

                                                                 -    Complete the "Bank Information" section on
                                                                      your account application.

                                                                 -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.

                                                                 -    Call your financial representative or call
                                                                      Signature Services between 8 A.M. and 7
ADDRESS:                                                              P.M. Eastern Time on most business days.

                                                                 To open or add to an account using the MAAP, see
                                                                 "Additional Investor Services."

Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH  03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Selling shares

                                                                        TO SELL SOME OR ALL OF YOUR SHARES
                                                                 ------------------------------------------------
BY LETTER
              -    Accounts of any type.                         -    Write a letter of instruction or complete a
                                                                      stock power indicating the fund name, your
              -    Sales of any amount.                               share class, your account number, the
                                                                      name(s) in which the account is registered
                                                                      and the dollar value or number of shares
                                                                      you wish to sell.

                                                                 -    Include all signatures and any additional
                                                                      documents that may be required (see next
                                                                      page).

                                                                 -    Mail the materials to Signature Services.

                                                                 -    A check will be mailed to the name(s) and
                                                                      address in which the account is registered,
                                                                      or otherwise according to your letter of
                                                                      instruction.

BY INTERNET
              -    Most accounts.                                -    Log on to www.jhfunds.com to initiate
                                                                      redemptions from your fund.
              -    Sales of up to $100,000.

BY PHONE
              -    Most accounts.                                -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.
              -    Sales of up to $100,000.
                                                                 -    Call your financial representative or call
                                                                      Signature Services between 8 A.M. and 7
                                                                      P.M. Eastern Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
              -    Requests by letter to sell any amount.        -    To verify that the Internet or telephone
                                                                      redemption privilege is in place on an
              -    Requests by Internet or phone to sell up to        account, or to request the form to add it
                   $100,000.                                          to an existing account, call Signature
                                                                      Services.

                                                                 -    Funds requested by wire will be wired the
                                                                      next business day. A $4 fee will be
                                                                      deducted from your account. Your bank may
                                                                      also charge you a fee for this service.

                                                                 -    Funds requested by EFT are generally
                                                                      available by the second business day. Your
                                                                      bank may charge you a fee for this service.

BY EXCHANGE
              -    Accounts of any type.                         -    Obtain a current prospectus for the fund
                                                                      into which you are exchanging by Internet
              -    Sales of any amount.                               or by calling your financial representative
                                                                      or Signature Services.

                                                                 -    Log on to www.jhfunds.com to process
                                                                      exchanges between your funds.

                                                                 -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.

                                                                 -    Call your financial representative or
                                                                      Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;

- you are selling more than $100,000 worth of shares (This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions (if authorized under state law) and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                                  REQUIREMENTS FOR WRITTEN REQUESTS
------                                                         --------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial
accounts for minors).                                          -    Letter of instruction.

                                                               -    On the letter, the signatures and titles of
                                                                    all persons authorized to sign for the
                                                                    account, exactly as the account is
                                                                    registered.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners of corporate, sole proprietorship, general partner or
association accounts.                                          -    Letter of instruction.

                                                               -    Corporate business/organization resolution
                                                                    certified within the past 12 months or a John
                                                                    Hancock funds business/organization
                                                                    certification form.

                                                               -    On the letter and the resolution, the
                                                                    signature of the person(s) authorized to sign
                                                                    for the account.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners or trustees of trust accounts.                          -    Letter of instruction.

                                                               -    On the letter, the signature(s) of the
                                                                    trustee(s).

                                                               -    Copy of the trust document certified within
                                                                    the past 12 months or a John Hancock funds
                                                                    trust certification form.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Joint tenancy shareholders with rights of survivorship with
a deceased co-tenant(s).                                       -    Letter of instruction signed by surviving
                                                                    tenant.

                                                               -    Copy of death certificate.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

                                                               -    Inheritance tax waiver (if applicable).

Executors of shareholder estates.                              -    Letter of instruction signed by executor.

                                                               -    Copy of order appointing executor, certified
                                                                    within the past 12 months.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

                                                               -    Inheritance tax waiver (if applicable).

Administrators,  conservators,  guardians  and other sellers
or account types not listed above.                             -    Call 1-800-225-5291 for instructions.

ADDRESS:

Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Transaction policies

VALUATION OF SHARES

The NAV per share of the Fund and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The Fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Board of Trustees. All methods of determining the value of a security used by the Fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its NAV. In those circumstances when the Fund believes the price of the security may be affected, the Fund uses the fair value of the security. In certain circumstances the Fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by the Fund may trade on U.S. holidays and weekends, even though the Fund's shares will not be priced on those days. This may change the Fund's NAV on days when you cannot buy or sell Fund shares. For market prices and quotations, as well as for some fair value methods, the Fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The Fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The Fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this Prospectus).

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES

The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY

The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK

To the extent that the Fund or its agents is unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small-or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION

JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES

The Fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

-    after any changes of name or address of the registered owner(s)

-    in all other circumstances, every quarter

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS

The Fund generally distributes most or all of its net earnings annually in the form of dividends. The Fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS

Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS

For investors who are not exempt from federal income taxes, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, the Fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges.

Additional investor services

MONTHLY AUTOMATIC ACCUMULATION PROGRAM

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-    Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in the section "Opening an Account." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-    Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS

John Hancock funds offer a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

RESTRICTIONS ON 403(B)(7) PLANS ACCOUNTS. Due to regulations enacted by the Internal Revenue Service, effective September 25, 2007, John Hancock funds will no longer accept requests to establish new John Hancock custodial 403(b)(7) accounts; will no longer accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and will require additional disclosure documentation if you direct John Hancock funds on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the Statement of Additional Information for more information regarding these restrictions.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI, and the portfolio holdings information can be found at: http://www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

RISKS OF INVESTING IN THE FUND

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even a fund that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of their investments, as well as periods of poor performance.

VALUE SECURITIES Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

FOREIGN SECURITIES RISK

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to the Fund because it may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than a funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

HIGH PORTFOLIO TURNOVER RISK

A high Fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

ISSUER RISK

An issuer of a security purchased by the Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that a fund may be prevented from selling particular securities at an advantageous price. Certain funds may be subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when a fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT      Manages the Fund's business and investment activities.
                         SERVICES, LLC
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              MFC GLOBAL INVESTMENT MANAGEMENT        Provides portfolio management to the Fund.
                         (U.S.A.) LIMITED
                         200 Bloor Street East
                         Toronto, Ontario, Canada M4W 1ES

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC                 Markets the Fund and distributes shares through selling
                                                                 brokers, financial planners and other financial
                                                                 representatives.

TRANSFER AGENT:          JOHN HANCOCK SIGNATURE SERVICES, INC.   Handles shareholder services, including recordkeeping
                                                                 and statements, distribution of dividends and
                                                                 processing of buy and sell requests.

CUSTODIAN:               STATE STREET BANK & TRUST CO.           Holds the Fund's assets, settles all portfolio trades
                         2 Avenue de Lafayette                   and collects most of the valuation data required for
                         Boston, MA 02111                        calculating the Fund's NAV.

MANAGEMENT FEE

MANAGEMENT FEE SCHEDULE

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the aggregate assets of the Fund (together with the assets of the Quantitative Value Trust, a series of John Hancock Trust) determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                                                                FIRST           NEXT      EXCESS OVER
                                                            $500 MILLION   $500 MILLION    $1 BILLION
                                                            ------------   ------------   ------------
Aggregate Assets of the Fund and Quantitative Value Trust      0.700%         0.650%         0.600%

THE SUBADVISER

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") subadvises the Fund. MFC Global (U.S.A.) is a corporation subject to the laws of Canada and is an indirect wholly owned subsidiary of MFC and is an affiliate of the Adviser. As of August 31, 2007, MFC Global (U.S.A.) and its affiliates had total assets under management of approximately $217 billion.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

ADVISORY AND SUBADVISORY CONTRACTS

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended August 31, 2007.

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund shares, if any. The Fund is managed by a team of portfolio managers. Each member of the team shares an equal amount of day-to-day management and responsibility of the Fund.

NOMAN ALI

- Managed the Fund since 2007. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1999.

RHONDA CHANG

- Managed the Fund since 2007. Vice President and a Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1994; formerly an investment analyst with AIG Global Investors.

CHRIS HENSEN

- Managed the Fund since inception. Vice President and a Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1995.

BRETT HRYB

- Managed the Fund since inception. Vice President and a Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1993.

HARPREET SINGH

- Managed the Fund since inception. Mr. Singh is the team leader. Vice President and a Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 2000.

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Fund. The SAI includes a summary of JHF II's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMI-ANNUAL REPORT OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES, PLEASE CONTACT JOHN HANCOCK:

BY MAIL: Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

BY PHONE: 1-800-225-5291
BY EASI-LINE: 1-800-338-8080
BY TDD: 1-800-554-6713
ON THE INTERNET: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

BY MAIL: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

IN PERSON: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 202-551-8090

BY ELECTRONIC REQUEST: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
1940 Act File No. 811-21779

(C)2007 JOHN HANCOCK FUNDS, LLC

JOHN HANCOCK FUNDS, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
WWW.JHFUNDS.COM/EDELIVERY

                              JOHN HANCOCK FUNDS II

                                                                    John Hancock
                                                         Quantitative Value Fund

                                                           INSTITUTIONAL CLASS I

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
12.31.2007

As with all mutual funds, the SEC has not approved or disapproved this fund or determined whether the information in this Prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                    Contents

OVERVIEW...................................................................    3
QUANTITATIVE VALUE FUND....................................................    4
YOUR ACCOUNT...............................................................    6
   Who can buy shares......................................................    6
   Opening an account......................................................    6
   Buying shares...........................................................    7
   Selling shares..........................................................    9
   Transaction policies....................................................   11
   Dividends and account policies..........................................   14
   Additional investor services............................................   15
RISKS OF INVESTING IN THE FUND.............................................   16
FUND DETAILS...............................................................   18
   Business structure......................................................   18
   Management biographies..................................................   19
FOR MORE INFORMATION.......................................................   20

Overview

The Quantitative Value Fund (the "Fund") is an underlying fund of John Hancock Funds II ("JHF II").

RISKS OF MUTUAL FUNDS

Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC, (the "Adviser") is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

QUANTITATIVE VALUE FUND

GOAL AND STRATEGY

GOAL: To seek long-term capital appreciation.

STRATEGY: Under normal market conditions, the Fund invests at least 65% of its total assets in large-cap U.S. securities with the potential for long-term growth of capital.

The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

Qualitative analysis may include company visits and management interviews while quantitative analysis may include evaluations of financial data, assessment of market share and industry position, and factors such as price-to-earnings ratios, dividend yield, and earnings growth.

The Fund may also invest in foreign securities.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Past Performance

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

Principal risks

The principal risks of investing in the Fund, which could adversely affect its net asset value per share ("NAV") and performance, include the following. For a further description of these principal risks please see "Risks of investing in the Fund".

-    Equity securities risk

-    Foreign securities risk

-    High portfolio turnover risk

-    Issuer risk

-    Liquidity risk

-    Management risk

SUBADVISER

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

FUND CODES

CLASS I
Ticker     --
CUSIP     [__]

Your expenses

Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund's assets and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES(1)
Management fee                                                   0.69%
Other expenses                                                   [__]
TOTAL FUND OPERATING EXPENSES                                    [__]
Contractual expense reimbursement (at least until 12/31/08)(2)   [__]
NET ANNUAL OPERATING EXPENSES                                    [__]

(1)  Based on estimated expenses for the current fiscal year.

(2) [The Adviser has contractually agreed to waive advisory fees or reimburse certain Fund expenses so that total Fund operating expenses do not exceed 0.85% for Class I average annual net assets. This expense reimbursement shall continue in effect until December 31, 2008 and thereafter until termination by the Adviser on notice to JHF II.]

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3
--------   ------   ------
Class I     [$__]    [$__]

YOUR ACCOUNT

Who can buy shares

Class I shares are offered without any sales charge to certain types of investors, as noted below, if they also meet the minimum initial investment requirement for purchase of Class I shares - See OPENING AN ACCOUNT:

-    Retirement and other benefit plans

-    Endowment funds and foundations

- Any state, county or city, or its instrumentality, department, authority or agency

- Accounts registered to insurance companies, trust companies and bank trust departments

-    Investment companies not affiliated with the Adviser

- Investors who participate in fee-based, wrap and other investment platform programs

-    Any entity that is considered a corporation for tax purposes

- Fund trustees and other individuals who are affiliated with the Fund or other John Hancock funds

Opening an account

1    Read this Prospectus carefully.

2    Determine if you are eligible, by referring to "Who can buy shares".

3 Determine how much you want to invest. The minimum initial investment is $250,000. The Minimum initial investment requirement is waived, in the fund's sole discretion, for investor's in ceratin fee0based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. ("Signature Services"), the Fund's transfer agent, at 1-888-972-8696.

5    Make your initial investment using the table "Buying shares."

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

FOR INDIVIDUAL INVESTORS OPENING AN ACCOUNT. When you open an account, you will be asked for your name, residential address, date of birth, and other information that will allow Signature Services to identify you. You may also be asked to provide information that may help to establish your identity.

FOR INVESTORS OTHER THAN INDIVIDUALS. When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the accounts such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

For estimated expenses of each share class, see "Your Expenses" earlier in this Prospectus.

Other classes of shares of the Fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Shares of the Fund are primarily sold through financial intermediaries (firms) such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any;

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and John Hancock Funds, LLC (the "Distributor") may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Fund.

The Statement of Additional Information ("SAI") discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this Prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

Buying shares

                             OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
              ------------------------------------------------   ------------------------------------------------
BY CHECK
              -    Make out a check for the investment amount,   -    Make out a check for the investment amount,
                   payable to "John Hancock Signature                 payable to "John Hancock Signature
                   Services, Inc."                                    Services, Inc."

              -    Deliver the check and your completed          -    If your account statement has a detachable
                   application to your financial                      investment slip, please complete it in its
                   representative, or mail them to Signature          entirety. If no slip is available, include
                   Services (address below).                          a note specifying the fund name(s), your
                                                                      share class, your account number and the
                                                                      name(s) in which the account is registered.

                                                                 -    Deliver the check and your investment slip
                                                                      or note to your financial representative,
                                                                      or mail them to Signature Services (address
                                                                      below).

BY EXCHANGE

              -    Call your financial representative or         -    Call your financial representative or
                   Signature Services to request an exchange.         Signature Services to request an exchange.

              -    You may only exchange for shares of other     -    You may only exchange for shares of other
                   institutional funds, Class I shares or             institutional funds, Class I shares or
                   Money Market Fund Class A shares.                  Money Market Fund Class A shares.

BY WIRE

              -    Deliver your completed application to your    -    Obtain wiring instructions by calling
                   financial representative, or mail it to            Signature Services at 1-888-972-8696.
                   Signature Services.

              -    Obtain your account number by calling your    -    Instruct your bank to wire the amount of
                   financial representative or Signature              your investment. Specify the fund name(s),
                   Services.                                          your share class, your account number and
                                                                      the name(s) in which the account is
              -    Obtain wiring instructions by calling              registered. Your bank may charge a fee to
                   Signature Services at 1-888-972-8696.              wire funds.

              - Instruct your bank to wire the amount of your investment. Specify the fund name(s), the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY PHONE

              See "By exchange" and "By wire."                   -    Verify that your bank or credit union is a
                                                                      member of the Automated Clearing House
                                                                      ("ACH") system.

                                                                 -    Complete the "To Purchase, Exchange or
                                                                      Redeem Shares via Telephone" and "Bank
                                                                      Information" sections on your account
                                                                      application.

                                                                 -    Call Signature Services between 8:30 A.M.
                                                                      and 5:00 P.M. Eastern Time on most business
                                                                      days to verify that these features are in
                                                                      place on your account.

                                                                 -    Call your financial representative or
                                                                      Signature Services with the fund name(s),
                                                                      your share class, your account number, the
                                                                      name(s) in which the account is registered
                                                                      and the amount of your investment.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

PHONE NUMBER: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

Selling shares

                                                                        TO SELL SOME OR ALL OF YOUR SHARES
                                                                 ------------------------------------------------
BY LETTER

              -    Sales of any amount.                          -    Write a letter of instruction indicating
                                                                      the fund name, your account number, your
                                                                      share class, the name(s) in which the
                                                                      account is registered and the dollar value
                                                                      or number of shares you wish to sell.

                                                                 -    Include all signatures and any additional
                                                                      documents that may be required (see next
                                                                      page).

                                                                 -    Mail the materials to Signature Services.

                                                                 -    A check or wire will be sent according to
                                                                      your letter of instruction.

                                                                 -    Certain requests will require a Medallion
                                                                      signature guarantee. Please refer to
                                                                      "Selling shares in writing."

BY PHONE

              AMOUNTS UP TO $100,000:                            -    Redemption proceeds of up to $100,000 may
                                                                      be sent by wire or check. A check will be
              -    Most accounts.                                     mailed to the exact name(s) and address on
                                                                      the account.

              AMOUNTS UP TO $5 MILLION:                          -    To place your request with a representative
                                                                      at John Hancock funds, call Signature
              -    Available to the following types of                Services between 8:30 A.M. and 5:00 P.M.
                   accounts: custodial accounts held by banks,        Eastern Time on most business days or your
                   trust companies or broker-dealers;                 financial representative.
                   endowments and foundations; corporate
                   accounts; group retirement plans; and         -    Redemption  proceeds  exceeding $100,000
                   pension accounts (excluding IRAs, 403(b)           must be wired to your designated bank
                   plans and all John Hancock custodial               account.
                   retirement accounts.

                                                                 -    Redemption proceeds exceeding $100,000 and
                                                                      sent by check will require a letter of
                                                                      instruction with a Medallion signature
                                                                      guarantee. Please refer to "Selling shares
                                                                      in writing."

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

              -    Requests by letter to sell any amount.        -    To verify that the telephone redemption
                                                                      privilege is in place on an account, or to
              -    Qualified requests by phone to sell up to          request the forms to add it to an existing
                   $5 million (accounts with telephone                account, call Signature Services.
                   redemption privileges).
                                                                 -    Amounts of $5 million or more will be wired
                                                                      on the next business day.

                                                                 -    Amounts up to $100,000 may be sent by EFT,
                                                                      wire or by check. Funds from EFT
                                                                      transactions are generally available by the
                                                                      second business day. Your bank may charge a
                                                                      fee for this service.

BY EXCHANGE

              -   Sales of any amount.                           -    Obtain a current prospectus for the fund
                                                                      into which you are exchanging by calling
                                                                      your financial representative or Signature
                                                                      Services.

                                                                 -    You may only exchange for shares of other
                                                                      Institutional funds, Class I shares or
                                                                      Money Market Class A shares.

                                                                 -    Call your financial representative or
                                                                      Signature Services to request an exchange.

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;

- you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

- you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions (if authorized under state law) and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                                  REQUIREMENTS FOR WRITTEN REQUESTS
------                                                         --------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial   -    Letter of instruction.
accounts for minors).

                                                               -    On the letter, the signatures and titles of
                                                                    all persons authorized to sign for the
                                                                    account, exactly as the account is
                                                                    registered.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners of corporate, sole proprietorship, general partner or   -    Letter of instruction.
association accounts.

                                                               -    Corporate business/organization resolution,
                                                                    certified within the past 12 months, or a
                                                                    John Hancock funds business/organization
                                                                    certification form.

                                                               -    On the letter and the resolution, the
                                                                    signature of the person(s) authorized to sign
                                                                    for the account.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners or trustees of trust accounts.                          -    Letter of instruction.

                                                               -    On the letter, the signature(s) of the
                                                                    trustee(s).

                                                               -    Copy of the trust document certified within
                                                                    the past 12 months or a John Hancock funds
                                                                    trust certification form.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Joint tenancy  shareholders with rights of survivorship with   -    Letter of instruction signed by surviving
a deceased co-tenant(s).                                            tenant.

                                                               -    Copy of death certificate.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

                                                               -    Inheritance tax waiver (if applicable).

Executors of shareholder estates.                              -    Letter of instruction signed by executor.

                                                               -    Copy of order appointing executor, certified
                                                                    within the past 12 months.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

                                                               -    Inheritance tax waiver (if applicable).

Administrators,  conservators,  guardians  and other sellers   -    Call 1-888-972-8696 for instructions.
or account types not listed above.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

PHONE NUMBER: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

Transaction policies

VALUATION OF SHARES

The NAV per share of the Fund and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The Fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Board of Trustees. All methods of determining the value of a security used by the Fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its NAV. In those circumstances when the Fund believes the price of the security may be affected, the Fund uses the fair value of the security. In certain circumstances the Fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by the Fund may trade on U.S. holidays and weekends, even though the Fund's shares will not be priced on those days. This may change the Fund's NAV on days when you cannot buy or sell Fund shares. For market prices and quotations, as well as for some fair value methods, the

Fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The Fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The Fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Class A shares. The registrations for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares. The Fund may change or cancel its exchange policies at any time upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this Prospectus).

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES

The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY

The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK

To the extent that the Fund or its agents is unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A Fund may invest a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund may invest a material portion of its assets in securities of non-U.S. issuers and may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION

JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES

The Fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment) that affects your account balance

-    after any changes of name or address of the registered owner(s)

-    in all other circumstances, every quarter

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS

The Fund generally distributes most or all of its net earnings annually in the form of dividends. The Fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS

Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge ("CDSC") will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS

For investors who are not exempt from federal income taxes, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI, and the portfolio holdings information can be found at: http://www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

RISKS OF INVESTING IN THE FUND

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase a production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even a fund that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of their investments, as well as periods of poor performance.

VALUE SECURITIES Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

FOREIGN SECURITIES RISK

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to the Fund because it may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than a funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

HIGH PORTFOLIO TURNOVER RISK

A high Fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

ISSUER RISK

An issuer of a security purchased by the Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that a fund may be prevented from selling particular securities at an advantageous price. Certain funds may be subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when a fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT      Manages the Fund's business and investment activities.
                         SERVICES, LLC
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              MFC GLOBAL INVESTMENT MANAGEMENT        Provides portfolio management to the Fund.
                         (U.S.A.) LIMITED
                         200 Bloor Street East
                         Toronto, Ontario, Canada M4W 1ES

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC                 Markets the Fund and distributes shares through selling
                                                                 brokers, financial planners and other financial
                                                                 representatives.

TRANSFER AGENT:          JOHN HANCOCK SIGNATURE SERVICES, INC.   Handles shareholder services, including recordkeeping
                                                                 and statements, distribution of dividends and
                                                                 processing of buy and sell requests.

CUSTODIAN:               STATE STREET BANK & TRUST CO.           Holds the Fund's assets, settles all portfolio trades
                         2 Avenue de Lafayette                   and collects most of the valuation data required for
                         Boston, MA 02111                        calculating the Fund's NAV.

MANAGEMENT FEE

MANAGEMENT FEE SCHEDULE

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the aggregate assets of the Fund (together with the assets of the Quantitative Value Trust, a series of John Hancock Trust) determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                                                                FIRST           NEXT      EXCESS OVER
                                                            $500 MILLION   $500 MILLION    $1 BILLION
                                                            ------------   ------------   ------------
Aggregate Assets of the Fund and Quantitative Value Trust      0.700%         0.650%         0.600%

THE SUBADVISER

MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") subadvises the Fund. MFC Global (U.S.A.) is a corporation subject to the laws of Canada and is an indirect wholly owned subsidiary of MFC and is an affiliate of the Adviser. As of August 31, 2006, MFC Global (U.S.A.). and its affiliates had total assets under management of approximately $217 billion.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

ADVISORY AND SUBADVISORY CONTRACTS

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended August 31, 2007.

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund shares, if any. The Fund is managed by a team of portfolio managers. Each member of the team shares an equal amount of day-to-day management and responsibility of the Fund.

NOMAN ALI

- Managed the Fund since 2007. Assistant Vice President and a Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1999.

RHONDA CHANG

- Managed the Fund since 2007. Vice President and a Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1994; formerly an investment analyst with AIG Global Investors.

CHRIS HENSEN

- Managed the Fund since inception. Vice President and a Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1995.

BRETT HRYB

- Managed the Fund since inception. Vice President and a Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 1993.

HARPREET SINGH

- Managed the Fund since inception. Mr. Singh is the team leader. Vice President and a Senior Portfolio Manager of U.S. Equities; joined MFC Global (U.S.A.) in 2000.

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Fund. The SAI includes a summary of JHF II's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMI-ANNUAL REPORT OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696
By EASI-Line: 1-800-597-1897
By TDD: 1-800-554-6713
On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
1940 Act File No. 811-21779

(C)2007 JOHN HANCOCK FUNDS, LLC

JOHN HANCOCK FUNDS, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
WWW.JHFUNDS.COM/EDELIVERY

                              JOHN HANCOCK FUNDS II

                                                                    John Hancock
                                                       Floating Rate Income Fund

                                             Class A, Class B and Class C Shares

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
12.31.2007

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                    Contents

OVERVIEW...................................................................    3
FLOATING RATE INCOME FUND..................................................    4
YOUR ACCOUNT...............................................................    6
   Choosing a share class..................................................    6
   How sales charges are calculated........................................    7
   Sales charge reductions and waivers.....................................    8
   Opening an account......................................................   10
   Buying shares...........................................................   11
   Selling shares..........................................................   12
   Transaction policies....................................................   15
   Dividends and account policies..........................................   18
   Additional investor services............................................   19
RISKS OF INVESTING IN THE FUND.............................................   20
FUND DETAILS...............................................................   24
   Business structure......................................................   24
   Management biographies..................................................   25
FOR MORE INFORMATION.......................................................   26

                                    OVERVIEW

The Floating Rate Income Fund (the "Fund") is an underlying fund of John Hancock Funds II ("JHF II").

RISKS OF MUTUAL FUNDS

Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

FLOATING RATE INCOME FUND

GOAL AND STRATEGY

GOAL: Seeks a high level of current income.

STRATEGY: Under normal market conditions, the Fund will invest at least 80% of its net assets in floating rate loans, loan participations and fixed income securities of domestic and foreign issuers that are rated below investment grade (rated below Baa or BBB by a nationally recognized agency such as Moody's Investor Services ("Moody's") or Standard & Poor's ("S&P")), at the time of purchase, or are comparable quality as determined by the subadviser.

The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate ("LIBOR") or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests.

In purchasing loans, loan participations and other securities for the Fund, the subadviser may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.

The Fund may invest in any number of issuers, and may at times invest its assets in a small number of issuers. There is no limit to the percentage of the Fund's assets that may be invested in any one issuer. The Fund is non-diversified, as defined in the Investment Company Act of 1940, as amended. The Fund may also invest in loans of any principal amount, and the average aggregate principal amount of the loans held by the Fund will vary from time to time.

In abnormal market conditions, the Fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the Fund might not achieve its investment goal.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

PAST PERFORMANCE

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

PRINCIPAL RISKS

The principal risks of investing in the Fund that could adversely affect its net asset value per share ("NAV") and performance, include the following. For a further description of these principal risks please see "Risks of investing in the Fund."

-    Distressed investments

-    Fixed-income securities risk

-    Foreign securities risk

-    High portfolio turnover risk

-    Liquidity risk

-    Loans, loan participations and loan assignments risk

-    Management risk

-    Non-diversified risk

SUBADVISER

WESTERN ASSET MANAGEMENT COMPANY ("WESTERN")

FUND CODES

CLASS A
Ticker           --
CUSIP        [_____]

CLASS B
Ticker           --
CUSIP        [_____]

CLASS C
Ticker           --
CUSIP        [_____]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund's assets and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                              CLASS A    CLASS B   CLASS C
-----------------------------------                              -------   --------   --------
Maximum front-end sales charge (load) on purchases as a % of
   purchase price                                                 5.00%      none       none
Maximum deferred sales charge (load) as a % of purchase or
   sale price, whichever is less                                  none(2)    5.00%      1.00%(3)

ANNUAL OPERATING EXPENSES                                        CLASS A   CLASS B    CLASS C
-------------------------                                        -------   --------   --------
Management fee                                                   [0.25%]   [0. 25%]    [0.25%]
Distribution and service (12b-1) fees                              .30%      1.00%      1.00%
Other expenses(4)                                                [_____]    [_____]    [_____]
TOTAL FUND OPERATING EXPENSES                                    [_____]    [_____]    [_____]
Contractual expense reimbursement (at least until 12/31/08)(5)   [_____]    [_____]    [_____]
NET ANNUAL OPERATING EXPENSES                                    [_____]    [_____]    [_____]

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated".

(3) Only if sold within the first year after purchase; see "How sales charges are calculated".

(4)  Based on estimated expenses for the current fiscal year.

(5) [The Adviser has contractually agreed to waive advisory fees or reimburse for certain other Fund expenses so that total Fund operating expenses do not exceed [_____]% for Class A, [_____]% for Class B and [_____]% for Class C of the average annual net assets attributable to the respective classes. This expense reimbursement shall continue in effect until December 31, 2008 and thereafter until termination by the Adviser on notice to JHF II.]

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

EXPENSES              YEAR 1     YEAR 3
--------             --------   --------
Class A              [$_____]   [$_____]
Class B              [$_____]   [$_____]
with redemption
Class B              [$_____]   [$_____]
without redemption
Class C              [$_____]   [$_____]
with redemption
Class C              [$_____]   [$_____]
without redemption

YOUR ACCOUNT

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

- A front-end sales charge, as described in the section "How Sales Charges Are Calculated."

-    Distribution and service (Rule 12b-1) fees of 0.30%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (Rule 12b-1) fees of 1.00%.

- A contingent deferred sales charge ("CDSC"), as described in the section "How Sales Charges Are Calculated."

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

THE MAXIMUM AMOUNT YOU MAY INVEST IN CLASS B SHARES WITH ANY SINGLE PURCHASE REQUEST IS $99,999.99, AND THE MAXIMUM AMOUNT YOU MAY INVEST IN CLASS C SHARES WITH ANY SINGLE PURCHASE IS $999,999.99. JOHN HANCOCK SIGNATURE SERVICES, INC. ("SIGNATURE SERVICES"), THE TRANSFER AGENT FOR THE FUND, MAY ACCEPT A PURCHASE REQUEST FOR CLASS B SHARES FOR $100,000 OR MORE OR FOR CLASS C SHARES FOR $1,000,000 OR MORE WHEN THE PURCHASE IS PURSUANT TO THE REINSTATEMENT PRIVILEGE (SEE "SALES CHARGE REDUCTIONS AND WAIVERS").

12B-1 FEES

Rule 12b-1 fees will be paid to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (formally the National Association of Securities Dealers).

Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Shares of the Fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any;

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Fund.

The Statement of Additional Information ("SAI") discusses the Distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

How sales charges are calculated

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                         AS A % OF      AS A % OF YOUR
YOUR INVESTMENT       OFFERING PRICE*     INVESTMENT
---------------       ---------------   --------------
Up to $49,999              5.00%             5.26%
$50,000 - $99,999          4.50%             4.71%
$100,000 - $249,999        3.50%             3.63%
$250,000 - $499,999        2.50%             2.56%
$500,000 - $999,999        2.00%             2.04%
$1,000,000 and over      See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, all Class R shares, or Class I shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL REPRESENTATIVE AT THE TIME YOU PURCHASE THE FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21 LIVING IN THE SAME HOUSEHOLD. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Fund's Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Fund's SAI. You may request an SAI from your broker or financial adviser, access the Fund's Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

                             CDSC ON SHARES
YOUR INVESTMENT                BEING SOLD
---------------              --------------
First $1M - $4,999,999            1.00%
Next $1 - $5M above that          0.50%
Next $1 or more above that        0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

CLASS B AND CLASS C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

CLASS B DEFERRED CHARGES

YEARS AFTER PURCHASE       CDSC
--------------------       ----
1st year                   5.00%
2nd year                   4.00%
3rd or 4th year            3.00%
5th year                   2.00%
6th year                   1.00%
After 6th year             none

CLASS C DEFERRED CHARGES

YEARS AFTER PURCHASE       CDSC
--------------------       ----
1st year                   1.00%
After 1st year             none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the Fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

- Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "OPENING AN ACCOUNT"), and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

CDSC WAIVERS

As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-    to make payments through certain systematic withdrawal plans

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

-    redemptions pursuant to a fund's right to liquidate an account less than
     $1,000

- redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

-    to make certain distributions from a retirement plan

-    because of shareholder death or disability

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS

Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

- financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the Distributor

- Fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

- individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

- individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a ROTH IRA

- individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

- participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)

- participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

- terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, including subsequent investments

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS

Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

- dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

Opening an account

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     -    non-retirement account: $1,000

     - retirement account: $500; there is no minimum initial investment for certain group retirement plans investing using salary deduction or similar group methods of payment

     -    group investments: $250

     - Monthly Automatic Accumulation Plan ("MAAP"): $25 to open; you must invest at least $25 a month

     - there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the Distributor

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the instructions under "Buying shares". You and your financial representative can initiate any purchase, exchange or sale of shares.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

FOR INDIVIDUAL INVESTORS OPENING AN ACCOUNT When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

FOR INVESTORS OTHER THAN INDIVIDUALS When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

Buying shares

                             OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
              ------------------------------------------------   ------------------------------------------------
BY CHECK

              -    Make out a check for the investment amount,   -    Make out a check for the investment amount,
                   payable to "John Hancock Signature                 payable to "John Hancock Signature
                   Services, Inc."                                    Services, Inc."

              -    Deliver the check and your completed          -    Fill out the detachable investment slip
                   application to your financial                      from an account statement. If no slip is
                   representative, or mail them to Signature          available, include a note specifying the
                   Services (address below).                          fund name, your share class, your account
                                                                      number and the name(s) in which the account
                                                                      is registered.

                                                                 -    Deliver the check and your investment slip
                                                                      or note to your financial representative,
                                                                      or mail them to Signature Services (address
                                                                      below).

BY EXCHANGE

              -    Call your financial representative or         -    Log on to www.jhfunds.com to process
                   Signature Services to request an exchange.         exchanges between funds.

                                                                 -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.

                                                                 -    Call your financial representative or
                                                                      Signature Services to request an exchange.

BY WIRE

              -    Deliver your completed application to your    -    Obtain wiring instructions by calling
                   financial representative, or mail it to            Signature Services at 1-800-225-5291.
                   Signature Services.

              -    Obtain your account number by calling your    -    Instruct your bank to wire the amount of
                                                                      your

                   financial representative or Signature              investment. Specify the fund name, the
                   Services.                                          share class, your account number and the
                                                                      name(s) in which the account is registered.
              -    Obtain wiring instructions by calling              Your bank may charge a fee to wire funds.
                   Signature Services at 1-800-225-5291.

              - Instruct your bank to wire the amount of your investment. Specify the Fund name, the share class, your account number and the name(s) in which the account is registered.
                   Your bank may charge a fee to wire funds.

BY INTERNET

              See "By exchange" and "By wire."                   -    Verify that your bank or credit union is a
                                                                      member of the Automated Clearing House
                                                                      ("ACH") system.

                                                                 -    Complete the "Bank Information" section on
                                                                      your account application.

                                                                 -    Log on to www.jhfunds.com to initiate
                                                                      purchases using your authorized bank
                                                                      account.

BY PHONE

              See "By exchange" and "By wire."                   -    Verify that your bank or credit union is a
                                                                      member of the ACH system.

                                                                 -    Complete the "Bank Information" section on
                                                                      your account application.

                                                                 -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.

                                                                 -    Call your financial representative or call
                                                                      Signature Services between 8 A.M. and 7
                                                                      P.M. Eastern Time on most business days.

ADDRESS:

                                                                 To open or add to an account using the MAAP, see
                                                                 "Additional Investor Services."


Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Selling shares

                                                                        TO SELL SOME OR ALL OF YOUR SHARES
                                                                 ------------------------------------------------
BY LETTER

              -    Accounts of any type.                         -    Write a letter of instruction or complete a
                                                                      stock power indicating the fund name, your
              -    Sales of any amount.                               share class, your account number, the
                                                                      name(s) in which the account is registered
                                                                      and the dollar value or number of shares
                                                                      you wish to sell.

                                                                 -    Include all signatures and any additional
                                                                      documents that may be required (see next
                                                                      page).

                                                                 -    Mail the materials to Signature Services.

                                                                 -    A check will be mailed to the name(s) and
                                                                      address in which the account is registered,
                                                                      or otherwise according to your letter of
                                                                      instruction.

BY INTERNET

              -    Most accounts.                                -    Log on to www.jhfunds.com to initiate
                                                                      redemptions from your fund.
              -    Sales of up to $100,000.

BY PHONE

              -    Most accounts.                                -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.
              -    Sales of up to $100,000.
                                                                 -    Call your financial representative or call
                                                                      Signature Services between 8 A.M. and 7
                                                                      P.M. Eastern Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

              -    Requests by letter to sell any amount.        -    To verify that the Internet or telephone
                                                                      redemption privilege is in place on an
              -    Requests by Internet or phone to sell up to        account, or to request the form to add it
                   $100,000.                                          to an existing account, call Signature
                                                                      Services.

                                                                 -    Funds requested by wire will be wired the
                                                                      next business day. A $4 fee will be
                                                                      deducted from your account. Your bank may
                                                                      also charge you a fee for this service.

                                                                 -    Funds requested by EFT are generally
                                                                      available by the second business day. Your
                                                                      bank may charge you a fee for this service.

BY EXCHANGE

              -    Accounts of any type.                         -    Obtain a current prospectus for the fund
                                                                      into which you are exchanging by Internet
              -    Sales of any amount.                               or by calling your financial representative
                                                                      or Signature Services.

                                                                 -    Log on to www.jhfunds.com to process
                                                                      exchanges between your funds.

                                                                 -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.

                                                                 -    Call your financial representative or
                                                                      Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services".

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;

- you are selling more than $100,000 worth of shares -- This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock or

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions (if authorized under state law) and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                                  REQUIREMENTS FOR WRITTEN REQUESTS
------                                                         --------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial   -    Letter of instruction.
accounts for minors).
                                                               -    On the letter, the signatures and titles of
                                                                    all persons authorized to sign for the
                                                                    account, exactly as the account is
                                                                    registered.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners of corporate, sole proprietorship, general partner or   -    Letter of instruction.
association accounts.
                                                               -    Corporate business/organization resolution
                                                                    certified within the past 12 months or a John
                                                                    Hancock funds business/organization
                                                                    certification form.

                                                               -    On the letter and the resolution, the
                                                                    signature of the person(s) authorized to sign
                                                                    for the account.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners or trustees of trust accounts.                          -    Letter of instruction.

                                                               -    On the letter, the signature(s) of the
                                                                    trustee(s).

                                                               -    Copy of the trust document certified within
                                                                    the past 12 months or a John Hancock funds
                                                                    trust certification form.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Joint tenancy  shareholders with rights of survivorship        -    Letter of instruction signed by surviving
with a deceased co-tenant(s).                                       tenant.

                                                               -    Copy of death certificate.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

                                                               -    Inheritance tax waiver (if applicable).

Executors of shareholder estates.                              -    Letter of instruction signed by executor.

                                                               -    Copy of order appointing executor, certified
                                                                    within the past 12 months.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

                                                               -    Inheritance tax waiver (if applicable).

Administrators, conservators, guardians and other sellers or   -    Call 1-800-225-5291 for instructions.
account types not listed above.

ADDRESS:

Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Transaction policies

VALUATION OF SHARES

The NAV of the Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Generally, trading in: (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instrument is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects the security's fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market has closed but prior to the time a Fund determines its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares"); which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this Prospectus).

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES

The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY

The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK

To the extent that the Fund or its agents is unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION

JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES

The Fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

-    after any changes of name or address of the registered owner(s)

-    in all other circumstances, every quarter

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS

The Fund generally distributes most or all of its net earnings annually in the form of dividends. The Fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS

Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS

For investors who are not exempt from federal income taxes, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, the Fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges.

Additional investor services

MONTHLY AUTOMATIC ACCUMULATION PROGRAM

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-    Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in the section "Opening an Account." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-    Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

RESTRICTIONS ON 403(B)(7) PLANS ACCOUNTS. Due to regulations enacted by the Internal Revenue Service, effective September 25, 2007, John Hancock funds will no longer accept requests to establish new John Hancock custodial 403(b)(7) accounts; will no longer accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and will require additional disclosure documentation if you direct John Hancock funds on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the Statement of Additional Information for more information regarding these restrictions.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI, and the portfolio holdings information can be found at: http://www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

RISKS OF INVESTING IN THE FUND

DISTRESSED INVESTMENTS RISK

The Fund invests in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the subadviser's evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund's original investment.

FIXED-INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality and counterparty risk.

INTEREST RATE RISK Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

CREDIT AND COUNTERPARTY RISK This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing a fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie
Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES AND HIGH YIELD SECURITIES RISK Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The general risks of investing in these securities are as follows:

- RISK TO PRINCIPAL AND INCOME. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- PRICE VOLATILITY. The price of lower rated fixed income securities may be more volatile than that of securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

- LIQUIDITY. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

ADDITIONAL RISKS REGARDING LOWER RATED CORPORATE FIXED INCOME SECURITIES Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER RATED FOREIGN GOVERNMENT FIXED INCOME SECURITIES Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

PREPAYMENT OF PRINCIPAL Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

FOREIGN SECURITIES RISK

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

CURRENCY RISK Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes the risk that currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

HIGH PORTFOLIO TURNOVER RISK

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. The portfolio turnover rates of the Fund may vary from year to year, as well as within a year.

LIQUIDITY RISK

Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that a fund may be prevented from selling particular securities at an advantageous price. Certain funds may be subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when a fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

FLOATING RATE LOAN LIQUIDITY RISK Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

LOANS, LOAN PARTICIPATIONS AND LOAN ASSIGNMENTS RISK

The fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a Fund against losses in value or a decline in income in the event of a borrower's non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

NON-DIVERSIFIED RISK

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Fund is not "diversified" within the meaning of the 1940 Act. This means that it is allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for this Fund than for funds that are "diversified".

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT      Manages the Fund's business and investment activities.
                         SERVICES, LLC
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              WESTERN ASSET MANAGEMENT COMPANY        Provides portfolio management to the Fund.
                         385 East Colorado Boulevard
                         Pasadena, CA 91101

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC                 Markets the Fund and distributes shares through selling
                                                                 brokers, financial planners and other financial
                                                                 representatives.

TRANSFER AGENT:          JOHN HANCOCK SIGNATURE SERVICES, INC.   Handles shareholder services, including recordkeeping
                                                                 and statements, distribution of dividends and
                                                                 processing of buy and sell requests.

CUSTODIAN:               STATE STREET BANK & TRUST CO.           Holds the Fund's assets, settles all portfolio trades
                         2 Avenue de Lafayette                   and collects most of the valuation data required for
                         Boston, MA 02111                        calculating the Fund's NAV.

MANAGEMENT FEE

MANAGEMENT FEE SCHEDULE

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the aggregate assets of the Fund (together with the assets of the Floating Rate Income Trust, a series of John Hancock Trust) determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                                                                 [FIRST        [NEXT ]     [EXCESS OVER
                                                              $500MILLION]   $500MILLION     $1 BILLION]
                                                              ------------   -----------   -------------
Aggregate Assets of the Fund and Floating Rate Income Trust     [0.700%]       [0.650%]       [0.600%]

BUSINESS STRUCTURE

THE ADVISER

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

THE SUBADVISER

Western Asset Management Company ("Western") is one of the world's leading investment management firms. Its sole business is managing fixed-income portfolios for large institutional clients, an activity Western has pursued for over 30 years. From its offices in Pasadena, Hong Kong, London, Melbourne, New York, Sao Paulo, Singapore, and Tokyo, Western's 920 employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. As of June 31, 2007, Western's current client base totals 739, representing 45 countries, 1,402 accounts, and $574.6 billion in assets.

ADVISORY AND SUBADVISORY CONTRACTS

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund is available in the Fund's semiannual report to shareholders for the six months ending February 28, 2008.

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund shares, if any. The Fund is managed by a team of portfolio managers. Each member of the team shares an equal amount of day-to-day management and responsibility of the Fund.

MICHAEL C. BUCHANAN Managed the Fund since inception. Western Asset Management Company - Portfolio Manager, 2005-present. Credit Suisse Asset Management - Managing Director, Head of U.S. Credit Products, 2003-2005. Janus Capital Management - Executive Vice President, Portfolio Manager, 2003. Blackrock Financial Management - Managing Director, Portfolio Manager, Head of High Yield Trading, 1998-2003.

S. KENNETH LEECH Managed the Fund since inception. Western Asset Management Company - Chief Investment Officer, 1990-present.

TIMOTHY J. SETTEL Managed the Fund since inception. Western Asset Management Company - Portfolio Manager/Research Analyst, 2001-present.

STEPHEN A. WALSH Managed the Fund since inception. Western Asset Management Company - Deputy Chief Investment Officer, 1991-present.

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Fund. The SAI includes a summary of JHF II's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMI-ANNUAL REPORT OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES, PLEASE CONTACT JOHN HANCOCK :

BY MAIL: Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

BY PHONE: 1-800-225-5291
BY EASI-LINE: 1-800-338-8080
BY TDD: 1-800-554-6713
ON THE INTERNET: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

BY MAIL: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

IN PERSON: at the SEC's Public Reference Room in Washington, D.C.
For access to the Reference Room call 202-551-8090

BY ELECTRONIC REQUEST: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
1940 Act File No. 811-21779

(C)2007 JOHN HANCOCK FUNDS, LLC

JOHN HANCOCK FUNDS, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
www.jhfunds.com/edelivery

                              JOHN HANCOCK FUNDS II

                                 CLASS 1 SHARES

                            FLOATING RATE INCOME FUND
                          GLOBAL ASSET ALLOCATION FUND

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                       Prospectus dated December 31, 2007

                                    CONTENTS

OVERVIEW...................................................................    3
INTERNATIONAL FUNDS........................................................    6
   Global Asset Allocation Fund............................................    6
FIXED INCOME FUND..........................................................    8
   FLOATING RATE INCOME FUND...............................................    8
ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND INVESTMENT
   POLICIES................................................................   10
YOUR ACCOUNT...............................................................   18
   Class 1 Shares..........................................................   18
   Transaction Policies....................................................   18
   Dividends and Account Policies..........................................   21
FUND DETAILS...............................................................   22
   Business Structure......................................................   22
   Subadviser Information and Management Biographies.......................   22
FINANCIAL HIGHLIGHTS.......................................................   25
APPENDIX A - SCHEDULE OF MANAGEMENT FEES...................................   26
FOR MORE INFORMATION.......................................................   27

                                    OVERVIEW

                              JOHN HANCOCK FUNDS II

John Hancock Funds II ("JHF II") is a series trust which is comprised of separate investment funds, (each a "Fund", and collectively the "Funds"). The Funds of JHF II offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, the Funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class 1 shares of the Funds listed above. Class 1 shares are sold only to certain insurance company separate accounts.

The Funds listed below have commenced operations for Class 1 shares.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II, the Funds and Portfolios. The Adviser administers the business and affairs of JHF II and retains and compensates the investment subadvisers which manage the assets of the Funds and Portfolios. The subadvisers formulate a continuous investment program for the Funds and Portfolios, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION:

1. FEES AND EXPENSES FOR THE FUND

JHF II may issue the Class 1 Shares. The table below describes the fees and expenses for Class 1 Shares of the Fund offered through this Prospectus.

FUND ANNUAL EXPENSES

     Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

                                  MANAGEMENT     12B-1       OTHER        TOTAL FUND
CLASS 1 SHARES                       FEES      EXPENSES   EXPENSES(A)   ANNUAL EXPENSE
--------------                    ----------   --------   -----------   --------------
FUNDS:
Floating Rate Income Fund(B)        [0.68%]     [0.25%]     [1.77%]          [2.7%]
Global Asset Allocation Fund(B)     [____%]     [____%]     [____%]         [____%]

(A)  Based on estimated amounts for the current fiscal year.

(B) [The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of subadvisory fees for the Fund does not exceed [0.45%] of the Fund's average net assets. If such reimbursement were reflected in the table, "Management fee" and "Total Fund operating expenses" would be, respectively, [0.85%] and [1.04%]. This reimbursement shall continue in effect until terminated by the Adviser on notice to JHF II.]

[Waiver footnote will be added here, if appropriate]

EXAMPLE OF EXPENSES FOR THE FUND

The Example is intended to help an investor compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the Fund for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that the Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use the Fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

CLASS 1 SHARES                 1 YEAR    3 YEARS
--------------                 -------   -------
FUND:
Floating Bond Fund             [_____]   [_____]
Global Asset Allocation Fund   [_____]   [_____]

2. INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Risks and Investment Policies".

Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions". More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by the JHF II assigned by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P") is included in Appendix A of the SAI.

3. PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Certain risks of investing in the Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The risks of investing in the following types of securities, as well as the definition of a non-diversified Fund and the risks associated with such a Fund, are more fully described below under "Additional Information About the Fund's Risks Principal and Investment Policies".

-    Equity Securities Risk

-    Exchange Traded Funds ("ETFs") Risk

-    Distressed Investments

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    High Portfolio Turnover Risk

-    Initial Pubic Offerings ("IPOs") Risk

-    Issuer Risk

-    Liquidity Risk

-    Loans, Loan Participations and Loan Assignments Risk

-    Management Risk

-    Mortgage-Backed and Asset-Backed Securities Risk

-    Non-Diversified Risk

-    Real Estate Securities Risk

-    Small and Medium Size Companies Risk

An investment in any Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4. PAST PERFORMANCE

This section of the Prospectus would normally show how a Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

5. PORTFOLIO MANAGERS

See "Subadviser Information and Management Biographies" for information relating to the Fund's portfolio managers.

                               INTERNATIONAL FUNDS

GLOBAL ASSET ALLOCATION FUND

SUBADVISER: Wellington Management Company, LLP

INVESTMENT OBJECTIVE:  To seek total return, consisting of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests in equity and fixed income securities of issuers located within and outside the U.S. The Fund will invest a significant portion of its assets outside of the U.S. The Fund will allocate its assets between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

The Fund will allocate its investments between equity and fixed income securities based upon the subadviser's targeted asset mix, which may change over time Under normal circumstances the targeted asset mix may range between [75%-60%] equity securities and [40%-25%] fixed income securities and will generally reflect the subadviser's long term, strategic asset allocation analysis. The subadviser anticipates adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

When selecting particular equity securities, the subadviser relies primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value.

When selecting fixed income securities, the subadviser relies primarily on sector analysis and credit research. Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser.

The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities, including, but not limited to common stock, preferred stock, depositary receipts (including American Depository Receipts and Global Depository Receipts), index-related securities (including exchange traded funds), real estate investment structures (including real estate investment trusts), convertible securities, preferred stock, convertible preferred stock, rights, warrants, and similar liquid equity equivalents. These equity and equity-related securities may include equity securities of emerging market issuers. The Fund may also invest in fixed-income securities and cash and cash equivalents, including but not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents, and other fixed-income securities, as well as derivatives related to interest rates and fixed-income securities. These debt obligations may include non-investment grade and emerging market debt issues.

Derivatives may be used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity, or index, or to other securities, groups of securities, or events. Derivatives may be used to transfer value added in one strategy to a market exposure other than the benchmark of that strategy. The Fund may invest in over-the-counter and exchange-traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products. Index representation is not a factor in determining permissible investments.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Equity Securities Risk (including growth investing risk)

-    ETFs Risk

- Fixed Income Securities risk (including lower rated and high yield securities risk)

-    Foreign Securities Risk

-    Hedging and Other Strategic Transactions Risk

-    High Portfolio Turnover Risk

-    IPOs Risk

-    Issuer Risk

-    Management Risk

-    Mortgage-Backed and Asset-Backed Securities Risk

-    Real Estate Securities Risk

-    Small and Medium Size Companies Risk

FUND CODES

CLASS 1   Ticker   [_____]
          CUSIP    [_____]

                                FIXED INCOME FUND

FLOATING RATE INCOME FUND

SUBADVISER: Western Asset Management Company

INVESTMENT OBJECTIVE:    Seeks a high level of current income.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund will invest at
                         least 80% of its net assets in floating rate loans, loan participations and fixed income securities of domestic and foreign issuers that are rated below investment grade (rated below Baa or BBB by a nationally recognized agency such as Moody's Investor
                         Services ("Moody's") or Standard & Poor's ("S&P")), at the time of purchase, or are comparable quality as determined by the subadviser.

The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate ("LIBOR") or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests.

In purchasing loans, loan participations and other securities for the Fund, the subadviser may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.

The Fund may invest in any number of issuers, and may at times invest its assets in a small number of issuers. There is no limit to the percentage of the Fund's assets that may be invested in any one issuer. The Fund is non-diversified, as defined in the Investment Company Act of 1940, as amended. The Fund may also invest in loans of any principal amount, and the average aggregate principal amount of the loans held by the Fund will vary from time to time.

In abnormal market conditions, the Fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the Fund might not achieve its investment goal.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Additional Information About the Fund's Principal Risks and Investment Policies."

-    Distressed Investments

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    High Portfolio Turnover Risk

-    Liquidity Risk

-    Loans, Loan Participations and Loan Assignments Risk

-    Management Risk

-    Non-Diversified Risk

FUND CODES

CLASS 1   Ticker   [_____]
          CUSIP    [_____]

 ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND INVESTMENT POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

DISTRESSED INVESTMENTS RISK

The Fund invest in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the subadviser's evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund's original investment.

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

EXCHANGE TRADED FUNDS ("ETFS") RISK

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees, which increase their costs.

FIXED INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality and counterparty risk.

Interest rate risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit and counterparty risk. This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing a fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie
Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed income securities in the lowest rating category. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities and high yield securities risk. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The general risks of investing in these securities are as follows:

- Risk to principal and income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- Price volatility The price of lower rated fixed income securities may be more volatile than that of securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- Dependence on subadviser's own credit analysis. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

FOREIGN SECURITIES RISK

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes the risk that currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

HEDGING AND OTHER STRATEGIC TRANSACTIONS RISK

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions, which may be used but are not limited to the following:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

- financial futures contracts (including stock index and other securities futures),

- interest rate transactions, Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions,

- currency transactions, a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions.

- swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),

-    caps, floors and collars, and

-    structured notes, and similar securities.

Hedging and other strategic transactions may be used for the following purposes, among others:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-    to protect a Fund's unrealized gains in the value of its securities,

-    to facilitate the sale of a Fund's securities for investment purposes,

-    to manage the effective maturity or duration of a Fund's securities,

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

HIGH PORTFOLIO TURNOVER RISK

A high Fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK

Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

ISSUER RISK

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that a fund may be prevented from selling particular securities at an advantageous price. Certain funds may be subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when a fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Floating rate loan liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

LOANS, LOAN PARTICIPATIONS AND LOAN ASSIGNMENTS RISK

A Fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a Fund against losses in value or a decline in income in the event of a borrower's non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, and in the case of a loan participation, the intermediary. A Fund may have limited rights to enforce the terms of an underlying loan.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of this pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

NON-DIVERSIFIED RISK

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Fund is not "diversified" within the meaning of the 1940 Act. This means that it is allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for this Fund than for funds that are "diversified".

REAL ESTATE SECURITIES RISK

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

-    Declines in the value of real estate;

-    Risks related to general and local economic conditions;

-    Possible lack of availability of mortgage funds;

-    Overbuilding;

-    Extended vacancies of properties;

-    Increased competition;

-    Increases in property taxes and operating expenses;

-    Changes in zoning laws;

-    Losses due to costs resulting from the clean-up of environmental problems;

- Liability to third parties for damages resulting from environmental problems;

-    Casualty or condemnation losses;

-    Limitations on rents;

-    Changes in neighborhood values and the appeal of properties to tenants; and

-    Changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity real estate investment trusts ("REITs") and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies Risk" below for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

SMALL AND MEDIUM SIZED COMPANIES RISK

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

These investment strategies and securities are described further in the SAI.

YOUR ACCOUNT

CLASS 1 SHARES

The Class 1 shares of the Fund are sold without any front-end or deferred sales charges. The share class has a Rule 12b-1 plan that allows it to pay fees for the sale and distribution of its shares and for shareholder and administrative services.

CLASS 1 SHARES

DISTRIBUTION AND SERVICE (RULE 12B-1) FEES OF 0.05%.

Class 1 shares are sold only to certain exempt separate accounts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

The performance and expenses information included in this Prospectus does not reflect fees and expenses of any group annuity contract which may use a Fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Because Rule 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the Fund, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer may receive a percentage of these fees. In addition, John Hancock Funds, LLC (the "Distributor") may pay significant compensation out of its own resources to your broker-dealer. These payments are described in the SAI.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Transaction Policies

VALUATION OF SHARES. The NAV of the Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Generally, trading in: (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instrument is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects the security's fair value. In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market has closed but prior to the time a Fund determines its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares"); which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

PURCHASE AND REDEMPTION PRICES. When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

EXECUTION OF REQUESTS. The Funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

In unusual circumstances, any Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCESSIVE TRADING. The Funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Fund can disrupt Fund investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on Exchange Activity" described below if a Fund or its agents determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event a Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. Each Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES. The Board of Trustees has adopted the following policies and procedures by which the Funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY. The Fund, through its agents, undertakes to use its best efforts to exercise their right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a Fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that Fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since Funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of a Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of a Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because a Fund will not always be able to detect frequent trading activity, investors should not assume that a Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a Fund. For example, the ability of a Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK. To the extent that a Fund or its agents is unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of the Fund's portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any Fund, certain types of Funds are more likely than others to be targets of excessive trading. For example:

- A Fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities. Each Fund may have significant investments in foreign securities.

- A Fund that invests a significant portion of its assets in below-investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Fund's portfolio. A Fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a Fund that invests in highly liquid securities. These risks would be less significant, for example, in a Fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of a Fund shares held by other shareholders.

DIVIDENDS AND ACCOUNT POLICIES

DIVIDENDS. Dividends from the net investment income and the net capital gain, if any, for a Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of the Fund or paid in cash.

ACCOUNT STATEMENTS. The Funds will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS. The Funds' Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Funds will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Funds. In addition, the ten largest holdings of the Funds will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Funds files their Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Funds' Form N-CSR and Form N-Q will contain the Funds' entire portfolio holdings as of the applicable calendar quarter end.

                                  FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:   JOHN HANCOCK INVESTMENT         Manages the Fund's
                      MANAGEMENT SERVICES, LLC        business and investment
                      601 Congress Street             activities.
                      Boston, MA 02210-2805

SUBADVISER:           See "Subadviser Information     Provides portfolio
                      and Management Biographies"     management to the Fund.
                      section

PRINCIPAL             JOHN HANCOCK FUNDS, LLC         Markets the Fund and
DISTRIBUTOR:                                          distributes shares through
                                                      selling brokers, financial
                                                      planners and other
                                                      financial representatives.

CUSTODIAN:            STATE STREET BANK & TRUST CO.   Holds the Fund's assets,
                      2 Avenue de Lafayette           settles all portfolio
                      Boston, MA 02111                trades and collects most
                                                      of the valuation data
                                                      required for calculating
                                                      the Fund's NAV.

MANAGEMENT FEES. As full compensation for its services, the Adviser receives a fee from each Fund.

The fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate that is determined based on the application of the annual percentage rates for the Fund to the "aggregate net assets" of the Fund. "Aggregate net assets" of a Fund include the net assets of the Fund and the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) that have the same subadviser as the Fund. If a Fund and such other Fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for a Fund. The fee for each Fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of a Fund at the close of business on the previous business day of a Fund.

The schedule of the annual percentage rates of the management fees for the Funds are set forth in Appendix A hereto.

A discussion regarding the basis of the Board of Trustees' approving the investment advisory and subadvisory contracts of the Fund will be available in the Fund's semi-annual report to shareholders for the six months ending February 28, 2008.

SUBADVISER INFORMATION AND MANAGEMENT BIOGRAPHIES

The Adviser has entered into a subadvisory agreement with the subadviser of the Fund. Under this agreement, the subadviser manages the assets of the Fund, subject to the supervision of the Adviser and the Trustees of JHF II. The subadviser formulates a continuous investment program for the Fund, consistent with the Fund's investment goal and strategy as described above. The subadviser regularly reports to the Adviser and the Trustees of JHF II with respect to the implementation of such program.

SUBADVISORY FEES. The Subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

Additional information about each portfolio manager including compensation, other accounts managed and Fund holdings is found in the SAI.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a Fund is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or a Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

FUND                            PORTFOLIO MANAGERS
----                            ------------------
Global Asset Allocation Trust   Scott M. Elliott
                                Evan S. Grace
                                Rick A. Wurster

- Scott M. Elliott. Managed Fund since inception. Senior Vice President and Director, Asset Allocation Strategies of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Elliott joined Wellington Management as an investment professional in 1994.

- Evan S. Grace. Managed Fund since inception. Vice President and Director, Asset Allocation Research of Wellington Management, has served as the Portfolio Manager for the Fund. Mr. Grace joined Wellington Management as an investment professional in 2003. Prior to joining Wellington Management, Mr. Grace was an investment professional with State Street Research (1993 -
     2003).

- Rick A. Wurster. Managed Fund since inception. Vice President, Asset Allocation Strategist and Business Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Wurster joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Wurster was a consultant with McKinsey & Company (2000 - 2006).

WESTERN ASSET MANAGEMENT COMPANY ("WESTERN")

Western is one of the world's leading investment management firms. Its sole business is managing fixed-income portfolios for large institutional clients, an activity Western has pursued for over 30 years. From its offices in Pasadena, Hong Kong, London, Melbourne, New York, Sao Paulo, Singapore, and Tokyo, Western's 920 employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. As of June 31, 2007, Western's current client base totals 739, representing 45 countries, 1,402 accounts, and $574.6 billion in assets.

FUND                        PORTFOLIO MANAGERS
----                        ------------------
Floating Rate Income Fund   Michael C. Buchanan
                            S. Kenneth Leech
                            Timothy J. Settel
                            Stephen A. Walsh

- Michael C. Buchanan. Managed the Fund since inception. Western Asset Management Company - Portfolio Manager, 2005-present. Credit Suisse Asset Management - Managing Director, Head of U.S. Credit Products, 2003-2005. Janus Capital Management - Executive Vice President, Portfolio Manager, 2003. Blackrock Financial Management - Managing Director, Portfolio Manager, Head of High Yield Trading, 1998-2003.

- S. Kenneth Leech. Managed the Fund since inception. Western Asset Management Company - Chief Investment Officer, 1990-present.

- Timothy J. Settel. Managed the Fund since inception. Western Asset Management Company - Portfolio Manager/Research Analyst, 2001-present.

- Stephen A. Walsh. Managed the Fund since inception. Western Asset Management Company - Deputy Chief Investment Officer, 1991-present.

                              FINANCIAL HIGHLIGHTS

Financial highlights are not yet available for the Floating Rate Income Fund, which is newly organized.

                    APPENDIX A - SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the Fund. As stated above, the advisory or management fee for the Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "Aggregate Net Assets" of the Fund. Aggregate Net Assets of a Fund include the net assets of the Fund and in most cases the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadviser as the Fund. If the Fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

FUNDS AND ANNUAL PERCENTAGE RATES OF AGGREGATE NET ASSETS

FLOATING RATE INCOME FUND: [0.470% -- first $500 million; and 0.460% -- excess over $500 million].

[(Aggregate Net Assets include the net assets of the Fund and the Floating Rate Income Trust, a series of John Hancock Trust)]

GLOBAL ASSET ALLOCATION FUND: [_____]% -- first $500 million; [_____]% -- next $500 million; [_____]% excess over $1 billion].

                              FOR MORE INFORMATION

 The following document is available that offers further information on JHF II:

                       STATEMENT OF ADDITIONAL INFORMATION

ANNUAL/SEMI ANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Funds. The SAI includes a summary of JHF II's policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

                         BY MAIL: John Hancock Funds II
                               601 Congress Street
                                Boston, MA 02210

                            BY PHONE: 1-800-344-1029

                        ON THE INTERNET: www.jhfunds.com

 OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUND
                                  FROM THE SEC:

                        BY MAIL: Public Reference Section
                       Securities and Exchange Commission
                            Washington, DC 20549-0102
                           (duplicating fee required)

         IN PERSON: at the SEC's Public Reference Room in Washington, DC
               For access to the Reference Room call 202-551-8090

                    BY ELECTRONIC REQUEST: publicinfo@sec.gov
                           (duplicating fee required)

                          ON THE INTERNET: www.sec.gov

                           1940 Act File No. 811-21779

                              JOHN HANCOCK FUNDS II

                                                                    John Hancock
                                                       Floating Rate Income Fund

                                                           INSTITUTIONAL CLASS I

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
12.31.2007

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                    CONTENTS

OVERVIEW.................................................................     3
FLOATING RATE INCOME FUND................................................     4
YOUR ACCOUNT.............................................................     6
   Who can buy shares....................................................     6
   Opening an account....................................................     6
   Buying shares.........................................................     7
   Selling shares........................................................     8
   Transaction policies..................................................    11
   Dividends and account policies........................................    14
   Additional investor services..........................................    15
RISKS OF INVESTING IN THE FUND...........................................    16
FUND DETAILS.............................................................    20
   Business structure....................................................    20
   Management biographies................................................    21
FOR MORE INFORMATION.....................................................    22

                                    OVERVIEW

The Floating Rate Income Fund (the "Fund") is an underlying fund of John Hancock Funds II ("JHF II").

RISKS OF MUTUAL FUNDS

Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

FLOATING RATE INCOME FUND

GOAL AND STRATEGY

GOAL: Seeks a high level of current income.

STRATEGY: Under normal market conditions, the Fund will invest at least 80% of its net assets in floating rate loans, loan participations and fixed income securities of domestic and foreign issuers that are rated below investment grade (rated below Baa or BBB by a nationally recognized agency such as Moody's Investor Services ("Moody's") or Standard & Poor's ("S&P")), at the time of purchase, or are comparable quality as determined by the subadviser.

The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate ("LIBOR") or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests.

In purchasing loans, loan participations and other securities for the Fund, the subadviser may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.

The Fund may invest in any number of issuers, and may at times invest its assets in a small number of issuers. There is no limit to the percentage of the Fund's assets that may be invested in any one issuer. The Fund is non-diversified, as defined in the Investment Company Act of 1940, as amended. The Fund may also invest in loans of any principal amount, and the average aggregate principal amount of the loans held by the Fund will vary from time to time.

In abnormal market conditions, the Fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the Fund might not achieve its investment goal.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

PAST PERFORMANCE

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

PRINCIPAL RISKS

The principal risks of investing in the Fund that could adversely affect its net asset value per share ("NAV") and performance, include the following. For a further description of these principal risks please see "Risks of investing in the Fund."

-    Distressed investments

-    Fixed-income securities risk

-    Foreign securities risk

-    High portfolio turnover risk

-    Liquidity risk

-    Loans, loan participations and loan assignments risk

-    Management risk

-    Non-diversified risk

SUBADVISER

WESTERN ASSET MANAGEMENT COMPANY ("WESTERN")

FUND CODES

CLASS I
Ticker     --
CUSIP    [___]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the assets and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES
-------------------------
Management fee                                                   [0.68%]
Other expenses(1)

TOTAL FUND OPERATING EXPENSES

Contractual expense reimbursement (at least until 12/31/08)(2)
NET ANNUAL OPERATING EXPENSES

(1)  Based on estimated amounts for the current fiscal year.

(2) The Adviser has contractually agreed to waive advisory fees or reimburse for certain other Fund expenses so that total Fund operating expenses do not exceed [ ]% for Class I average annual net assets. This expense reimbursement shall continue in effect until December 31, 2008 and thereafter until termination by the Adviser on notice to JHF II.

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3
--------   ------   ------
Class I     [$__]    [$__]

YOUR ACCOUNT

Who can buy shares

Class I shares are offered without any sales charge to certain types of investors, as noted below, if they also meet the minimum initial investment requirement for purchase of Class I shares - See OPENING AN ACCOUNT:

-    Retirement and other benefit plans

-    Endowment funds and foundations

- Any state, county or city, or its instrumentality, department, authority or agency

- Accounts registered to insurance companies, trust companies and bank trust departments

-    Investment companies not affiliated with the Adviser

- Investors who participate in fee-based, wrap and other investment platform programs

-    Any entity that is considered a corporation for tax purposes

- Fund trustees and other individuals who are affiliated with the Fund or other John Hancock funds

Opening an account

1    Read this prospectus carefully.

2    Determine if you are eligible, by referring to "Who Can Buy Shares".

3 Determine how much you want to invest. The minimum initial investment is $250,000. The Minimum initial investment requirement is waived, in the fund's sole discretion, for investor's in ceratin fee0based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. ("Signature Services"), the Fund's transfer agent, at 1-888-972-8696.

5    Make your initial investment using the table "Buying Shares".

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

FOR INDIVIDUAL INVESTORS OPENING AN ACCOUNT When you open an account, you will be asked for your name, residential address, date of birth, and other information that will allow Signature Services to identify you. You may also be asked to provide information that may help to establish your identity.

FOR INVESTORS OTHER THAN INDIVIDUALS When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the accounts such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

For estimated expenses of each share class, see "Your Expenses" earlier in this prospectus.

Other classes of shares of the Fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Shares of the Fund are primarily sold through financial intermediaries (firms) such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any;

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and John Hancock Funds, LLC (the "Distributor") may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Fund.

The Statement of Additional Information ("SAI") discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

Buying shares

              OPENING AN ACCOUNT                                         ADDING TO AN ACCOUNT
              --------------------------------------------------------   ----------------------------------------------------
BY CHECK
              -    Make out a check for the investment amount, payable   -    Make out a check for the investment amount,
                   to "John Hancock Signature Services, Inc."                 payable to "John Hancock Signature Services,
                                                                              Inc."

              -    Deliver the check and your completed application to   -    If your account statement has a detachable
                   your financial representative, or mail them to             investment slip, please complete it in its
                   Signature Services (address below).                        entirety. If no slip is available, include a
                                                                              note specifying the fund name(s), your share
                                                                              class, your account number and the name(s) in
                                                                              which the account is registered.

                                                                         -    Deliver the check and your investment slip or
                                                                              note to your financial representative, or mail
                                                                              them to Signature Services (address below).

BY EXCHANGE
              -    Call your financial representative or Signature       -    Call your financial representative or Signature
                   Services to request an exchange.                           Services to request an exchange.

              -    You may only exchange for shares of other             -    You may only exchange for shares of other
                   institutional funds, Class I shares or Money Market        institutional funds, Class I shares or Money
                   Fund Class A shares.                                       Market Fund Class A shares.

BY WIRE
              -    Deliver your completed application to your            -    Obtain wiring instructions by calling Signature
                   financial representative, or mail it to Signature          Services at 1-888-972-8696.
                   Services.

              -    Obtain your account number by calling your            -    Instruct your bank to wire the amount of your
                   financial representative or Signature Services.            investment. Specify the fund name(s), your
                                                                              share class, your account number and the
              -    Obtain wiring instructions by calling Signature            name(s) in which the account is registered.
                   Services at 1-888-972-8696.                                Your bank may charge a fee to wire funds.

              - Instruct your bank to wire the amount of your investment. Specify the fund name(s), the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY PHONE
              See "By exchange" and "By wire."                           -    Verify that your bank or credit union is a
                                                                              member of the Automated Clearing House ("ACH")
                                                                              system.

                                                                         -    Complete the "To Purchase, Exchange or Redeem
                                                                              Shares via Telephone" and "Bank Information"
                                                                              sections on your account application.

                                                                         -    Call Signature Services between 8:30 A.M. and
                                                                              5:00 P.M. Eastern Time on most business days to
                                                                              verify that these features are in place on your
                                                                              account.

                                                                         -    Call your financial representative or Signature
                                                                              Services with the fund name(s), your share
                                                                              class, your account number, the name(s) in
                                                                              which the account is registered and the amount
                                                                              of your investment.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

PHONE NUMBER: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

Selling shares

                                                                         TO SELL SOME OR ALL OF YOUR SHARES

BY LETTER
              -    Sales of any amount.                                  -    Write a letter of instruction indicating the
                                                                              fund name, your account number, your share
                                                                              class, the name(s) in which the account is
                                                                              registered and the dollar value or number of
                                                                              shares you wish to sell.

                                                                         -    Include all signatures and any additional
                                                                              documents that may be required (see next page).

                                                                         -    Mail the materials to Signature Services.

                                                                         -    A check or wire will be sent according to your
                                                                              letter of instruction.

                                                                         -    Certain requests will require a Medallion
                                                                              signature guarantee. Please refer to "Selling
                                                                              shares in writing."

BY PHONE
              AMOUNTS UP TO $100,000:                                    -    Redemption proceeds of up to $100,000 may be
                                                                              sent by wire or check. A check will be mailed
              -    Most accounts.                                             to the exact name(s) and address on the
                                                                              account.

              AMOUNTS UP TO $5 MILLION:                                  -    To place your request with a representative at
                                                                              John Hancock funds, call Signature Services
              -    Available to the following types of accounts:              between 8:30 A.M. and 5:00 P.M. Eastern Time on
                   custodial accounts held by banks, trust companies          most business days or your financial
                   or broker-dealers; endowments and foundations;             representative.
                   corporate accounts; group retirement plans; and
                   pension accounts (excluding IRAs, 403(b) plans and    -    Redemption proceeds exceeding $100,000 must be
                   all John Hancock custodial retirement accounts.            wired to your designated bank account.

                                                                         -    Redemption proceeds exceeding $100,000 and sent
                                                                              by check will require a letter of instruction
                                                                              with a Medallion signature guarantee. Please
                                                                              refer to "Selling shares in writing."
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

              -    Requests by letter to sell any amount.                -    To verify that the telephone redemption
                                                                              privilege is in place on an account, or to
              -    Qualified requests by phone to sell up to $5               request the forms to add it to an existing
                   million (accounts with telephone redemption                account, call Signature Services.
                   privileges).
                                                                         -    Amounts of $5 million or more will be wired on
                                                                              the next business day.

                                                                         -    Amounts up to $100,000 may be sent by EFT, wire
                                                                              or by check. Funds from EFT transactions are
                                                                              generally available by the second business day.
                                                                              Your bank may charge a fee for this service.

BY EXCHANGE
              -    Sales of any amount.                                  -    Obtain a current prospectus for the fund into
                                                                              which you are exchanging by calling your
                                                                              financial representative or Signature Services.

                                                                         -    You may only exchange for shares of other
                                                                              Institutional funds, Class I shares or Money
                                                                              Market Class A shares.

                                                                         -    Call your financial representative or Signature
                                                                              Services to request an exchange.

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;

- you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

- you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts);

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions (if authorized under state law) and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                          REQUIREMENTS FOR WRITTEN REQUESTS
------                                          ----------------------------------------------------
Owners of individual, joint or UGMA/UTMA        -   Letter of instruction.
accounts (custodial accounts for minors).

                                                -    On the letter, the signatures and titles of all
                                                     persons authorized to sign for the account,
                                                     exactly as the account is registered.

                                                -    Medallion signature guarantee, if applicable
                                                     (see above).

Owners of corporate, sole proprietorship,       -    Letter of instruction.
general partner or association accounts.
                                                -    Corporate business/organization resolution,
                                                     certified within the past 12 months, or a John
                                                     Hancock funds business/organization
                                                     certification form.

                                                -    On the letter and the resolution, the signature
                                                     of the person(s) authorized to sign for the
                                                     account.

                                                -    Medallion signature guarantee, if applicable
                                                     (see above).

Owners or trustees of trust accounts.           -    Letter of instruction.

                                                -    On the letter, the signature(s) of the
                                                     trustee(s).

                                                -    Copy of the trust document certified within the
                                                     past 12 months or a John Hancock funds trust
                                                     certification form.

                                                -    Medallion signature guarantee, if applicable
                                                     (see above).

Joint tenancy shareholders with rights of       -    Letter of instruction signed by surviving
survivorship with a deceased co-tenant(s).           tenant.

                                                -    Copy of death certificate.

                                                -    Medallion signature guarantee, if applicable
                                                     (see above).

                                                -    Inheritance tax waiver (if applicable).

Executors of shareholder estates.               -    Letter of instruction signed by executor.

                                                -    Copy of order appointing executor, certified
                                                     within the past 12 months.

                                                -    Medallion signature guarantee, if applicable
                                                     (see above).

                                                -    Inheritance tax waiver (if applicable).

Administrators, conservators, guardians         -    Call 1-888-972-8696 for instructions.
and other sellers or account types not
listed above.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

PHONE NUMBER: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

Transaction policies

VALUATION OF SHARES

The NAV of the Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Generally, trading in: (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instrument is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects the security's fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market has closed but prior to the time a Fund determines its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events."

A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares"); which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Class A shares. The registrations for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares. The Fund may change or cancel its exchange policies at any time upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES

The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY

The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK

To the extent that the Fund or its agents is unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION

JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charge and take any other steps that it deems reasonable.

CERTIFICATED SHARES

The Fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment) that affects your account balance

-    after any changes of name or address of the registered owner(s)

-    in all other circumstances, at least quarterly

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS

The Fund generally distributes most or all of its net earnings annually in the form of dividends. The Fund declares and pays any income dividends annually. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year.

DIVIDEND REINVESTMENTS

Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge ("CDSC") will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS

For investors who are not exempt from federal income taxes, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI, and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

RISKS OF INVESTING IN THE FUND

DISTRESSED INVESTMENTS RISK

The Fund invests in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the subadviser's evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund's original investment.

FIXED-INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality and counterparty risk.

INTEREST RATE RISK. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing a fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie
Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES AND HIGH YIELD SECURITIES RISK. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The general risks of investing in these securities are as follows:

- RISK TO PRINCIPAL AND INCOME. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- PRICE VOLATILITY. The price of lower rated fixed income securities may be more volatile than that of securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

- LIQUIDITY. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

ADDITIONAL RISKS REGARDING LOWER RATED CORPORATE FIXED INCOME SECURITIES. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER RATED FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

PREPAYMENT OF PRINCIPAL. Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

FOREIGN SECURITIES RISK

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes the risk that currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

HIGH PORTFOLIO TURNOVER RISK

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. The portfolio turnover rates of the Fund may vary from year to year, as well as within a year.

LIQUIDITY RISK

Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that a fund may be prevented from selling particular securities at an advantageous price. Certain funds may be subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when a fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

FLOATING RATE LOAN LIQUIDITY RISK. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

LOANS, LOAN PARTICIPATIONS AND LOAN ASSIGNMENTS RISK

The fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a Fund against losses in value or a decline in income in the event of a borrower's non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a fund to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, and in the case of a loan participation, the intermediary. A fund may have limited rights to enforce the terms of an underlying loan.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

NON-DIVERSIFIED RISK

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Fund is not "diversified" within the meaning of the 1940 Act. This means that it is allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for this Fund than for funds that are "diversified".

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT      Manages the Fund's business and investment activities.
                         SERVICES, LLC
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              WESTERN ASSET MANAGEMENT COMPANY        Provides portfolio management to the Fund.
                         385 East Colorado Boulevard
                         Pasadena, CA 91101

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC                 Markets the Fund and distributes shares through selling
                                                                 brokers, financial planners and other financial
                                                                 representatives.

TRANSFER AGENT:          JOHN HANCOCK SIGNATURE SERVICES, INC.   Handles shareholder services, including recordkeeping
                                                                 and statements, distribution of dividends and
                                                                 processing of buy and sell requests.

CUSTODIAN:               STATE STREET BANK & TRUST CO.           Holds the Fund's assets, settles all portfolio trades
                         2 Avenue de Lafayette                   and collects most of the valuation data required for
                         Boston, MA 02111                        calculating the Fund's NAV.

MANAGEMENT FEE

MANAGEMENT FEE SCHEDULE

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the aggregate assets of the Fund (together with the assets of the Floating Rate Income Trust, a series of John Hancock Trust) determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                                                                 [FIRST          [NEXT      [EXCESS OVER $1
                                                              $500MILLION]   $500MILLION]       BILLION]
                                                              ------------   ------------   ---------------
Aggregate Assets of the Fund and Floating Rate Income Trust     [0.700%]       [0.650%]         [0.600%]

DESCRIPTION OF ADVISER

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

DESCRIPTION OF SUBADVISER

Western Asset Management Company ("Western") is one of the world's leading investment management firms. Its sole business is managing fixed-income portfolios for large institutional clients, an activity Western has pursued for over 30 years. From its offices in Pasadena, Hong Kong, London, Melbourne, New York, Sao Paulo, Singapore, and Tokyo, Western's 920 employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. As of June 31, 2007, Western's current client base totals 739, representing 45 countries, 1,402 accounts, and $574.6 billion in assets.

ADVISORY AND SUBADVISORY CONTRACTS

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund is available in the Fund's semiannual report to shareholders for the six months ending February 28, 2008.

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund shares, if any. The Fund is managed by a team of portfolio managers. Each member of the team shares an equal amount of day-to-day management and responsibility of the Fund.

MICHAEL C. BUCHANAN Managed the Fund since inception. Western Asset Management Company - Portfolio Manager, 2005-present. Credit Suisse Asset Management - Managing Director, Head of U.S. Credit Products, 2003-2005. Janus Capital Management - Executive Vice President, Portfolio Manager, 2003. Blackrock Financial Management - Managing Director, Portfolio Manager, Head of High Yield Trading, 1998-2003.

S. KENNETH LEECH Managed the Fund since inception. Western Asset Management Company - Chief Investment Officer, 1990-present.

TIMOTHY J. SETTEL Managed the Fund since inception. Western Asset Management Company - Portfolio Manager/Research Analyst, 2001-present.

STEPHEN A. WALSH Managed the Fund since inception. Western Asset Management Company - Deputy Chief Investment Officer, 1991-present.

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Fund. The SAI includes a summary of JHF II's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMIANNUAL OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
1940 Act File No. 811-21779

(C)2007 JOHN HANCOCK FUNDS, LLC

JOHN HANCOCK FUNDS, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
WWW.JHFUNDS.COM/EDELIVERY

                              JOHN HANCOCK FUNDS II

                                CLASS NAV SHARES

                            FLOATING RATE INCOME FUND
                          GLOBAL ASSET ALLOCATION FUND

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                       Prospectus dated December 31, 2007

                                    CONTENTS

OVERVIEW...................................................................    3
INTERNATIONAL FUNDS........................................................    6
   Global Asset Allocation Fund............................................    6
FLOATING RATE INCOME FUND..................................................    8
ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND INVESTMENT
   POLICIES................................................................   10
YOUR ACCOUNT...............................................................   18
   Class NAV Shares........................................................   18
   Transaction Policies....................................................   18
   Dividends and Account Policies..........................................   20
FUND DETAILS...............................................................   22
   Business Structure......................................................   22
   Subadviser Information and Management Biographies.......................   22
FINANCIAL HIGHLIGHTS.......................................................   25
APPENDIX A - SCHEDULE OF MANAGEMENT FEES...................................   26
FOR MORE INFORMATION.......................................................   27

                                    OVERVIEW

                              JOHN HANCOCK FUNDS II

John Hancock Funds II ("JHF II") is a series trust which is comprised of separate investment funds, (each a "Fund," and collectively the "Funds"). The Funds of JHF II offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, the Funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.

This prospectus relates to the Class NAV shares of the Fund listed on the cover page. Class NAV shares are sold to the Lifestyle Portfolios, Lifecycle Portfolios and Absolute Return Portfolio (each a "Portfolio" and collectively the "Portfolios"), which are other funds of the JHF II, and to certain institutional investors, including the Education Trust of Alaska, the issuer of interests in the John Hancock Freedom 529 plan..

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II, the Funds and Portfolios. The Adviser administers the business and affairs of JHF II and retains and compensates the investment subadvisers which manage the assets of the Funds and Portfolios. The subadvisers formulate a continuous investment program for the Funds and Portfolios, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended, or are exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

FUND INFORMATION:

1. FEES AND EXPENSES FOR THE FUND

JHF II may issue the NAV Shares. The table below describes the fees and expenses for NAV Shares of the Fund offered through this Prospectus. NAV shares do not charge a sales load or surrender fee and are not subject to any Rule 12b-1 distribution and service fees.

FUND ANNUAL EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

                               MANAGEMENT      OTHER        TOTAL FUND
CLASS NAV SHARES                  FEES      EXPENSES(A)   ANNUAL EXPENSE
----------------               ----------   -----------   --------------
FUND:
Floating Rate Income Fund        [0.68%]      [1.77%]         [2.7%]
Global Asset Allocation Fund     [____%]      [____%]         [___%]

(A)  Based on estimated amounts for the current fiscal year.

[Waiver footnote will be added here, if appropriate]

EXAMPLE OF EXPENSES FOR THE FUND

The Example is intended to help an investor compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the Fund for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that the Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use the Fund as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

CLASS NAV SHARES                1 YEAR   3 YEARS
----------------               -------   -------
FUND:
Floating Rate Income Fund      [_____]   [_____]
Global Asset Allocation Fund   [_____]   [_____]

2. INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Risks and Investment Policies".

Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions". More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions that certain Funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by the JHF II assigned by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P") is included in Appendix A of the SAI.

3. PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Certain risks of investing in the Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The risks of investing in the following types of securities, as well as the definition of a non-diversified Fund and the risks associated with such a Fund, are more fully described below under "Additional Information About the Fund's Risks Principal and Investment Policies".

-    Equity Securities Risk

-    Exchange Traded Funds ("ETFs") Risk

-    Distressed Investments

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    High Portfolio Turnover Risk

-    Initial Pubic Offerings ("IPOs") Risk

-    Issuer Risk

-    Liquidity Risk

-    Loans, Loan Participations and Loan Assignments Risk

-    Management Risk

-    Mortgage-Backed and Asset-Backed Securities Risk

-    Non-Diversified Risk

-    Real Estate Securities Risk

-    Small and Medium Size Companies Risk

An investment in any Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4. PAST PERFORMANCE

This section of the Prospectus would normally show how a Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

5. PORTFOLIO MANAGERS

See "Subadviser Information and Management Biographies" for information relating to the Fund's portfolio managers.

                               INTERNATIONAL FUNDS

GLOBAL ASSET ALLOCATION FUND

SUBADVISER: Wellington Management Company, LLP

INVESTMENT OBJECTIVE:    To seek total return, consisting of long-term capital
                         appreciation and current income.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests in
                         equity and fixed income securities of issuers located within and outside the U.S. The Fund will invest a significant portion of its assets outside of the U.S.
                         The Fund will allocate its assets between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

The Fund will allocate its investments between equity and fixed income securities based upon the subadviser's targeted asset mix, which may change over time Under normal circumstances the targeted asset mix may range between [75%-60%] equity securities and [40%-25%] fixed income securities and will generally reflect the subadviser's long term, strategic asset allocation analysis. The subadviser anticipates adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

When selecting particular equity securities, the subadviser relies primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value.

When selecting fixed income securities, the subadviser relies primarily on sector analysis and credit research. Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser.

The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities, including, but not limited to common stock, preferred stock, depositary receipts (including American Depository Receipts and Global Depository Receipts), index-related securities (including exchange traded funds), real estate investment structures (including real estate investment trusts), convertible securities, preferred stock, convertible preferred stock, rights, warrants, and similar liquid equity equivalents. These equity and equity-related securities may include equity securities of emerging market issuers. The Fund may also invest in fixed-income securities and cash and cash equivalents, including but not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents, and other fixed-income securities, as well as derivatives related to interest rates and fixed-income securities. These debt obligations may include non-investment grade and emerging market debt issues.

Derivatives may be used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity, or index, or to other securities, groups of securities, or events. Derivatives may be used to transfer value added in one strategy to a market exposure other than the benchmark of that strategy. The Fund may invest in over-the-counter and exchange-traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products. Index representation is not a factor in determining permissible investments.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-    Equity Securities Risk (including growth investing risk)

-    ETFs Risk

- Fixed Income Securities risk (including lower rated and high yield securities risk)

-    Foreign Securities Risk

-    Hedging and Other Strategic Transactions Risk

-    High Portfolio Turnover Risk

-    IPOs Risk

-    Issuer Risk

-    Management Risk

-    Mortgage-Backed and Asset-Backed Securities Risk

-    Real Estate Securities Risk

-    Small and Medium Size Companies Risk

FUND CODES

CLASS NAV   Ticker       --
            CUSIP    [_____]

                                FIXED INCOME FUND

FLOATING RATE INCOME FUND

SUBADVISER: Western Asset Management Company

INVESTMENT OBJECTIVE:    Seeks a high level of current income.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund will invest at
                         least 80% of its net assets in floating rate loans, loan participations and fixed income securities of domestic and foreign issuers that are rated below investment grade (rated below Baa or BBB by a nationally recognized agency such as Moody's Investor
                         Services ("Moody's") or Standard & Poor's ("S&P")), at the time of purchase, or are comparable quality as determined by the subadviser.

The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate ("LIBOR") or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests.

In purchasing loans, loan participations and other securities for the Fund, the subadviser may take full advantage of the entire range of maturities and durations, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on its assessment of the relative yields of different maturities and durations and its expectations of future changes in interest rates.

The Fund may invest in any number of issuers, and may at times invest its assets in a small number of issuers. There is no limit to the percentage of the Fund's assets that may be invested in any one issuer. The Fund is non-diversified, as defined in the Investment Company Act of 1940, as amended. The Fund may also invest in loans of any principal amount, and the average aggregate principal amount of the loans held by the Fund will vary from time to time.

In abnormal market conditions, the Fund may temporarily invest extensively in cash and cash equivalents for defensive purposes. In taking these measures, the Fund might not achieve its investment goal.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

The principal risks of investing in the Fund that could adversely affect its NAV and performance, include the following. For a further description of these principal risks please see "Additional Information About the Fund's Principal Risks and Investment Policies."

-    Distressed Investments

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    High Portfolio Turnover Risk

-    Liquidity Risk

-    Loans, Loan Participations and Loan Assignments Risk

-    Management Risk

-    Non-Diversified Risk

FUND CODES

CLASS NAV   Ticker       --
            CUSIP    [_____]

     ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND INVESTMENT
                                    POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

DISTRESSED INVESTMENTS RISK

The Fund invest in distressed investments including loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the subadviser's evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund's original investment.

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

EXCHANGE TRADED FUNDS ("ETFS") RISK

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees, which increase their costs.

FIXED INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality and counterparty risk.

Interest rate risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

Credit and counterparty risk. This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing a fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie
Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Investment grade fixed income securities in the lowest rating category. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower rated fixed income securities and high yield securities risk. Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The general risks of investing in these securities are as follows:

- Risk to principal and income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- Price volatility The price of lower rated fixed income securities may be more volatile than that of securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- Dependence on subadviser's own credit analysis. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional risks regarding lower rated corporate fixed income securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower rated foreign government fixed income securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

FOREIGN SECURITIES RISK

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes the risk that currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

HEDGING AND OTHER STRATEGIC TRANSACTIONS RISK

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions, which may be used but are not limited to the following:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

- financial futures contracts (including stock index and other securities futures),

- interest rate transactions, Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions,

- currency transactions, a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions.

- swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),

-    caps, floors and collars, and

-    structured notes, and similar securities.

Hedging and other strategic transactions may be used for the following purposes, among others:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-    to protect a Fund's unrealized gains in the value of its securities,

-    to facilitate the sale of a Fund's securities for investment purposes,

-    to manage the effective maturity or duration of a Fund's securities,

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

HIGH PORTFOLIO TURNOVER RISK

A high Fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK

Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

ISSUER RISK

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that a fund may be prevented from selling particular securities at an advantageous price. Certain funds may be subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when a fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

Floating rate loan liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

LOANS, LOAN PARTICIPATIONS AND LOAN ASSIGNMENTS RISK

A Fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan or a loan participation, because of a default, bankruptcy or any other reason, would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with secured loans, there is no assurance that the collateral securing the loan will be sufficient to protect a Fund against losses in value or a decline in income in the event of a borrower's non-payment of principal or interest, and in the event of a bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing the loan. Furthermore, the value of any such collateral may decline and may be difficult to liquidate. Because a significant percent of loans and loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, and in the case of a loan participation, the intermediary. A Fund may have limited rights to enforce the terms of an underlying loan.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of this pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

NON-DIVERSIFIED RISK

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Fund is not "diversified" within the meaning of the 1940 Act. This means that it is allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for this Fund than for funds that are "diversified".

REAL ESTATE SECURITIES RISK

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

-    Declines in the value of real estate;

-    Risks related to general and local economic conditions;

-    Possible lack of availability of mortgage funds;

-    Overbuilding;

-    Extended vacancies of properties;

-    Increased competition;

-    Increases in property taxes and operating expenses;

-    Changes in zoning laws;

-    Losses due to costs resulting from the clean-up of environmental problems;

- Liability to third parties for damages resulting from environmental problems;

-    Casualty or condemnation losses;

-    Limitations on rents;

-    Changes in neighborhood values and the appeal of properties to tenants; and

-    Changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity real estate investment trusts ("REITs") and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies Risk" below for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

SMALL AND MEDIUM SIZED COMPANIES RISK

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

These investment strategies and securities are described further in the SAI.

YOUR ACCOUNT

CLASS NAV SHARES

The Class NAV shares of the Funds are sold without any front-end or deferred sales charges and are not subject to any Rule 12b-1 distribution and service fees.

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other Funds of JHF II and JHF III. Class NAV shares are also sold to certain institutional investors, including the Education Trust of Alaska, the issuer of interests in the John Hancock Freedom 529 plan.

Other classes of shares of the Funds, which have their own expense structures, may be offered in separate prospectuses.

TRANSACTION POLICIES

VALUATION OF SHARES. The NAV of the Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Generally, trading in: (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instrument is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects the security's fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market has closed but prior to the time a Fund determines its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares"); which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

PURCHASE AND REDEMPTION PRICES. When you purchase shares, you pay the NAV. When you redeem shares, you receive the NAV.

EXECUTION OF REQUESTS. The Funds are open on those days when the New York Stock Exchange is open, typically Monday through Friday. Purchase and redemption requests are executed at the next NAV to be calculated after the receipt of your request in good order.

In unusual circumstances, any Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCESSIVE TRADING. The Funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Fund can disrupt Fund investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on Exchange Activity" described below if a Fund or its agents determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event a Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. Each Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. Each Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES. The Board of Trustees has adopted the following policies and procedures by which the Funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY. The Fund, through its agents, undertakes to use its best efforts to exercise their right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a Fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that Fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since Funds believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of a Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of a Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because a Fund will not always be able to detect frequent trading activity, investors should not assume that a Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a Fund. For example, the ability of a Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK. To the extent that a Fund or its agents is unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of the Fund's portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase a Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any Fund, certain types of Funds are more likely than others to be targets of excessive trading. For example:

- A Fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities. Each Fund may have significant investments in foreign securities.

- A Fund that invests a significant portion of its assets in below-investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Fund's portfolio. A Fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a Fund that invests in highly liquid securities. These risks would be less significant, for example, in a Fund that primarily invests in U.S. government securities, money market instruments, investment grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of a Fund shares held by other shareholders.

DIVIDENDS AND ACCOUNT POLICIES

DIVIDENDS. Dividends from the net investment income and the net capital gain, if any, for a Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of the Fund or paid in cash.

TAXABILITY OF TRANSACTIONS. Dividends received by a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable at a lower rate. Any time you redeem or exchange shares, it is considered a taxable event for you.

ACCOUNT STATEMENTS. The Funds will provide account statements and other account information to shareholders as provided in participation agreements with insurance companies and in John Hancock Retirement Select agreements with qualified retirement plans.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS. The Funds' Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Funds will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Funds. In addition, the ten largest holdings of the Funds will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Funds files their Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Funds' Form N-CSR and Form N-Q will contain the Funds' entire portfolio holdings as of the applicable calendar quarter end.

BROKER COMPENSATION AND REVENUE SHARING ARRANGEMENTS

NAV shares of the Funds are sold to the JHF II Portfolios and may in the future be sold to other JHF II Portfolios.

John Hancock Funds, LLC, the distributor of the Portfolios (the "Distributor"), pays compensation to broker-dealers for the sale of shares of the Portfolios. The Distributor may also pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statement of additional information for the JHF II Portfolios. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through the Adviser's profit on the advisory fee on the Funds.

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT   Manages the Fund's business and investment
                         SERVICES, LLC                        activities.
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              See "Subadviser Information and      Provides portfolio management to the Fund.
                         Management Biographies" section

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC              Markets the Fund and distributes shares
                                                              through selling brokers, financial planners
                                                              and other financial representatives.

CUSTODIAN:               STATE STREET BANK & TRUST CO.        Holds the Fund's assets, settles all portfolio
                         2 Avenue de Lafayette                trades and collects most of the valuation data
                         Boston, MA 02111                     required for calculating the Fund's NAV.

MANAGEMENT FEES. As full compensation for its services, the Adviser receives a fee from each Fund.

The fee for each Fund is calculated by applying to the net assets of the Fund an annual fee rate that is determined based on the application of the annual percentage rates for the Fund to the "aggregate net assets" of the Fund. "Aggregate net assets" of a Fund include the net assets of the Fund and the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) that have the same subadviser as the Fund. If a Fund and such other Fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for a Fund. The fee for each Fund is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the applicable annual fee rate by the value of the net assets of a Fund at the close of business on the previous business day of a Fund.

The schedule of the annual percentage rates of the management fees for the Funds are set forth in Appendix A hereto.

A discussion regarding the basis of the Board of Trustees' approving the investment advisory and subadvisory contracts of the Fund will be available in the Fund's semi-annual report to shareholders for the six months ending February 28, 2008.

SUBADVISER INFORMATION AND MANAGEMENT BIOGRAPHIES

The Adviser has entered into a subadvisory agreement with the subadviser of the Fund. Under this agreement, the subadviser manages the assets of the Fund, subject to the supervision of the Adviser and the Trustees of JHF II. The subadviser formulates a continuous investment program for the Fund, consistent with the Fund's investment goal and strategy as described above. The subadviser regularly reports to the Adviser and the Trustees of JHF II with respect to the implementation of such program.

SUBADVISORY FEES. The Subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

Additional information about each portfolio manager including compensation, other accounts managed and Fund holdings is found in the SAI.

Pursuant to an order received from the SEC, the Adviser is permitted to appoint a new subadviser for a Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a Fund is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or a Fund (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund securities.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

FUND                            PORTFOLIO MANAGERS
----                            ------------------
Global Asset Allocation Trust   Scott M. Elliott
                                Evan S. Grace
                                Rick A. Wurster

- Scott M. Elliott. Managed Fund since inception. Senior Vice President and Director, Asset Allocation Strategies of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Elliott joined Wellington Management as an investment professional in 1994.

- Evan S. Grace. Managed Fund since inception. Vice President and Director, Asset Allocation Research of Wellington Management, has served as the Portfolio Manager for the Fund. Mr. Grace joined Wellington Management as an investment professional in 2003. Prior to joining Wellington Management, Mr. Grace was an investment professional with State Street Research (1993 -
     2003).

- Rick A. Wurster. Managed Fund since inception. Vice President, Asset Allocation Strategist and Business Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Wurster joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Wurster was a consultant with McKinsey & Company (2000 - 2006).

WESTERN ASSET MANAGEMENT COMPANY ("WESTERN")

Western is one of the world's leading investment management firms. Its sole business is managing fixed-income portfolios for large institutional clients, an activity Western has pursued for over 30 years. From its offices in Pasadena, Hong Kong, London, Melbourne, New York, Sao Paulo, Singapore, and Tokyo, Western's 920 employees perform these services for a wide variety of global clients, including charitable, corporate, health care, insurance, mutual fund, public, and union, and across an equally wide variety of mandates, from money markets to emerging markets. As of June 31, 2007, Western's current client base totals 739, representing 45 countries, 1,402 accounts, and $574.6 billion in assets.

FUND                            PORTFOLIO MANAGERS
----                            ------------------
Floating Rate Income Fund       Michael C. Buchanan
                                S. Kenneth Leech
                                Timothy J. Settel
                                Stephen A. Walsh

- Michael C. Buchanan. Managed the Fund since inception. Western Asset Management Company - Portfolio Manager, 2005-present. Credit Suisse Asset Management - Managing Director, Head of U.S. Credit Products, 2003-2005. Janus Capital Management - Executive Vice President, Portfolio Manager, 2003. Blackrock Financial Management - Managing Director, Portfolio Manager, Head of High Yield Trading, 1998-2003.

- S. Kenneth Leech. Managed the Fund since inception. Western Asset Management Company - Chief Investment Officer, 1990-present.

- Timothy J. Settel. Managed the Fund since inception. Western Asset Management Company - Portfolio Manager/Research Analyst, 2001-present.

- Stephen A. Walsh. Managed the Fund since inception. Western Asset Management Company - Deputy Chief Investment Officer, 1991-present.

                              FINANCIAL HIGHLIGHTS

Financial highlights are not yet available for the Floating Rate Income Fund, which is newly organized.

                    APPENDIX A - SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the annual percentage rates of the management fees for the Fund. As stated above, the advisory or management fee for the Fund is calculated by applying to the net assets of the Fund an annual fee rate which is determined based on the application of the annual percentage rates for the Fund to the "Aggregate Net Assets" of the Fund. Aggregate Net Assets of a Fund include the net assets of the Fund and in most cases the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) indicated below that have the same subadviser as the Fund. If the Fund and such other fund(s) (or portions thereof) cease to have the same subadviser, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the fund.

FUNDS AND ANNUAL PERCENTAGE RATES OF AGGREGATE NET ASSETS

FLOATING RATE INCOME FUND: [0.470% -- first $500 million; and 0.460% -- excess over $500 million]. [(Aggregate Net Assets include the net assets of the Fund and the Floating Rate Income Trust, a series of John Hancock Trust)]

GLOBAL ASSET ALLOCATION FUND: [_____]% -- first $500 million; [_____]% -- next $500 million; [_____]% excess over $1 billion].

                              FOR MORE INFORMATION

 The following document is available that offers further information on JHF II:

                       STATEMENT OF ADDITIONAL INFORMATION

ANNUAL/SEMI ANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Funds. The SAI includes a summary of JHF II's policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

                         BY MAIL: John Hancock Funds II
                               601 Congress Street
                                Boston, MA 02210

                            BY PHONE: 1-800-344-1029

                        ON THE INTERNET: www.jhfunds.com

 OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUND
                                 FROM THE SEC:

                        BY MAIL: Public Reference Section
                       Securities and Exchange Commission
                            Washington, DC 20549-0102
                           (duplicating fee required)

         IN PERSON: at the SEC's Public Reference Room in Washington, DC
               For access to the Reference Room call 202-551-8090

                    BY ELECTRONIC REQUEST: publicinfo@sec.gov
                           (duplicating fee required)

                          ON THE INTERNET: www.sec.gov

                           1940 Act File No. 811-21779

                              JOHN HANCOCK FUNDS II

                                                                    John Hancock
                                                    Global Asset Allocation Fund

                                             Class A, Class B and Class C Shares

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
12.31.2007

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                    Contents

OVERVIEW...................................................................    3
GLOBAL ASSET ALLOCATION FUND...............................................    4
YOUR ACCOUNT...............................................................    7
   Choosing a share class..................................................    7
   How sales charges are calculated........................................    8
   Sales charge reductions and waivers.....................................    9
   Opening an account......................................................   11
   Buying shares...........................................................   12
   Selling shares..........................................................   13
   Transaction policies....................................................   16
   Dividends and account policies..........................................   19
   Additional investor services............................................   20
RISKS OF INVESTING IN THE FUND.............................................   22
FUND DETAILS...............................................................   28
   Business structure......................................................   28
   Management biographies..................................................   29
FOR MORE INFORMATION.......................................................   30

                                    OVERVIEW

The Global Asset Allocation Fund (the "Fund") is an underlying fund of John Hancock Funds II ("JHF II").

RISKS OF MUTUAL FUNDS

Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

GLOBAL ASSET ALLOCATION FUND

GOAL AND STRATEGY

GOAL: To seek total return, consisting of long-term capital appreciation and current income.

STRATEGY: Under normal market conditions, the Fund invests in equity and fixed income securities of issuers located within and outside the U.S. The Fund will invest a significant portion of its assets outside of the U.S. The Fund will allocate its assets between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

The Fund will allocate its investments between equity and fixed income securities based upon the subadviser's targeted asset mix, which may change over time Under normal circumstances the targeted asset mix may range between [75%-60%] equity securities and [40%-25%] fixed income securities and will generally reflect the subadviser's long term, strategic asset allocation analysis. The subadviser anticipates adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

When selecting particular equity securities, the subadviser relies primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value.

When selecting fixed income securities, the subadviser relies primarily on sector analysis and credit research. Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser.

The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities, including, but not limited to common stock, preferred stock, depositary receipts (including American Depository Receipts and Global Depository Receipts), index-related securities (including exchange traded funds), real estate investment structures (including real estate investment trusts), convertible securities, preferred stock, convertible preferred stock, rights, warrants, and similar liquid equity equivalents. These equity and equity-related securities may include equity securities of emerging market issuers. The Fund may also invest in fixed-income securities and cash and cash equivalents, including but not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents, and other fixed-income securities, as well as derivatives related to interest rates and fixed-income securities. These debt obligations may include non-investment grade and emerging market debt issues.

Derivatives may be used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity, or index, or to other securities, groups of securities, or events. Derivatives may be used to transfer value added in one strategy to a market exposure other than the benchmark of that strategy. The Fund may invest in over-the-counter and exchange-traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products. Index representation is not a factor in determining permissible investments.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

PAST PERFORMANCE

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

PRINCIPAL RISKS

The principal risks of investing in the Fund that could adversely affect its net asset value per share ("NAV") and performance, include the following. For a further description of these principal risks please see "Risks of investing in the Fund."

-    Equity securities risk (including growth investing risk)

-    ETFs risk

- Fixed income securities risk (including lower rated and high yield securities risk)

-    Foreign securities risk

-    Hedging and other strategic transactions risk

-    High portfolio turnover risk

-    IPOs risk

-    Issuer risk

-    Management risk

-    Mortgage-backed and asset-backed securities risk

-    Real estate securities risk

-    Small and medium size companies risk

SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP

FUND CODES

CLASS A
Ticker        --
CUSIP     [_____]

CLASS B
Ticker        --
CUSIP     [_____]

CLASS C
Ticker        --
CUSIP     [_____]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund's assets and therefore are paid by shareholders indirectly.

                                                                 CLASS A   CLASS B   CLASS C
                                                                 -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum front-end sales charge (load) on purchases as a % of
   purchase price                                                 5.00%      none      none
Maximum deferred sales charge (load) as a % of purchase or
   sale price, whichever is less                                 none(2)    5.00%    1.00%(3)

                                                                 CLASS A   CLASS B   CLASS C
                                                                 -------   -------   -------
ANNUAL OPERATING EXPENSES
Management fee                                                   [0.25%]   [0.25%]   [0.25%]
Distribution and service (12b-1) fees                              .30%     1.00%     1.00%
Other expenses(4)                                                [_____]   [_____]   [_____]
TOTAL FUND OPERATING EXPENSES                                    [_____]   [_____]   [_____]
Contractual expense reimbursement (at least until 12/31/08)(5)   [_____]   [_____]   [_____]
NET ANNUAL OPERATING EXPENSES                                    [_____]   [_____]   [_____]

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated".

(3) Only if sold within the first year after purchase; see "How sales charges are calculated".

(4)  Based on estimated expenses for the current fiscal year.

(5) [The Adviser has contractually agreed to waive advisory fees or reimburse for certain other Fund expenses so that total Fund operating expenses do not exceed [_____]% for Class A, [_____]% for Class B and [_____]% for Class C of the average annual net assets attributable to the respective classes. This expense reimbursement shall continue in effect until December 31, 2008 and thereafter until termination by the Adviser on notice to JHF II.]

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

EXPENSES                 YEAR 1     YEAR 3
--------                --------   --------
Class A                 [$_____]   [$_____]
Class B
   with redemption      [$_____]   [$_____]
Class B
   without redemption   [$_____]   [$_____]
Class C
   with redemption      [$_____]   [$_____]
Class C
   without redemption   [$_____]   [$_____]

YOUR ACCOUNT

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

- A front-end sales charge, as described in the section "How Sales Charges Are Calculated."

-    Distribution and service (Rule 12b-1) fees of 0.30%.

CLASS B

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (Rule 12b-1) fees of 1.00%.

- A contingent deferred sales charge ("CDSC"), as described in the section "How Sales Charges Are Calculated."

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-    No front-end sales charge; all your money goes to work for you right away.

-    Distribution and service (12b-1) fees of 1.00%.

-    A 1.00% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

THE MAXIMUM AMOUNT YOU MAY INVEST IN CLASS B SHARES WITH ANY SINGLE PURCHASE REQUEST IS $99,999.99, AND THE MAXIMUM AMOUNT YOU MAY INVEST IN CLASS C SHARES WITH ANY SINGLE PURCHASE IS $999,999.99. JOHN HANCOCK SIGNATURE SERVICES, INC. ("SIGNATURE SERVICES"), THE TRANSFER AGENT FOR THE FUND, MAY ACCEPT A PURCHASE REQUEST FOR CLASS B SHARES FOR $100,000 OR MORE OR FOR CLASS C SHARES FOR $1,000,000 OR MORE WHEN THE PURCHASE IS PURSUANT TO THE REINSTATEMENT PRIVILEGE (SEE "SALES CHARGE REDUCTIONS AND WAIVERS").

12B-1 FEES

Rule 12b-1 fees will be paid to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (formally the National Association of Securities Dealers).

Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Funds, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Shares of the Fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any;

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Fund.

The Statement of Additional Information ("SAI") discusses the Distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

How sales charges are calculated

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                         AS A % OF      AS A % OF YOUR
YOUR INVESTMENT       OFFERING PRICE*     INVESTMENT
---------------       ---------------   --------------
Up to $49,999              5.00%             5.26%
$50,000 - $99,999          4.50%             4.71%
$100,000 - $249,999        3.50%             3.63%
$250,000 - $499,999        2.50%             2.56%
$500,000 - $999,999        2.00%             2.04%
$1,000,000 and over      See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, all Class R shares, or Class I shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL REPRESENTATIVE AT THE TIME YOU PURCHASE THE FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21 LIVING IN THE SAME HOUSEHOLD. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Fund's Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Fund's SAI. You may request an SAI from your broker or financial adviser, access the Fund's Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

                             CDSC ON SHARES
YOUR INVESTMENT                BEING SOLD
---------------              --------------
First $1M - $4,999,999            1.00%
Next $1 - $5M above that          0.50%
Next $1 or more above that        0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

CLASS B AND CLASS C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

CLASS B DEFERRED CHARGES

YEARS AFTER PURCHASE   CDSC
--------------------   ----
1st year               5.00%
2nd year               4.00%
3rd or 4th year        3.00%
5th year               2.00%
6th year               1.00%
After 6th year         none

CLASS C DEFERRED CHARGES

YEARS AFTER PURCHASE   CDSC
--------------------   ----
1st year               1.00%
After 1st year         none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the Fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

- Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "OPENING AN ACCOUNT"), and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

CDSC WAIVERS

As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-    to make payments through certain systematic withdrawal plans

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

-    redemptions pursuant to a fund's right to liquidate an account less than
     $1,000

- redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

-    to make certain distributions from a retirement plan

-    because of shareholder death or disability

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS

Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

- financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the Distributor

- Fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

- individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

- individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a ROTH IRA

- individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

- participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)

- participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

- terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in
     Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, including subsequent investments

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS

Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

- dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

Opening an account

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     -    non-retirement account: $1,000

     - retirement account: $500; there is no minimum initial investment for certain group retirement plans investing using salary deduction or similar group methods of payment

     -    group investments: $250

     - Monthly Automatic Accumulation Plan ("MAAP"): $25 to open; you must invest at least $25 a month

     - there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the Distributor

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the instructions under "Buying shares". You and your financial representative can initiate any purchase, exchange or sale of shares.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

FOR INDIVIDUAL INVESTORS OPENING AN ACCOUNT When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

FOR INVESTORS OTHER THAN INDIVIDUALS When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

Buying shares

                             OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
              ------------------------------------------------   ------------------------------------------------
BY CHECK

              -    Make out a check for the investment amount,   -    Make out a check for the investment amount,
                   payable to "John Hancock Signature                 payable to "John Hancock Signature
                   Services, Inc."                                    Services, Inc."

              -    Deliver the check and your completed          -    Fill out the detachable investment slip
                   application to your financial                      from an account statement. If no slip is
                   representative, or mail them to Signature          available, include a note specifying the
                   Services (address below).                          fund name, your share class, your account
                                                                      number and the name(s) in which the account
                                                                      is registered.

                                                                 -    Deliver the check and your investment slip
                                                                      or note to your financial representative,
                                                                      or mail them to Signature Services (address
                                                                      below).

BY EXCHANGE

              -    Call your financial representative or         -    Log on to www.jhfunds.com to process
                   Signature Services to request an exchange.         exchanges between funds.

                                                                 -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.

                                                                 -    Call your financial representative or
                                                                      Signature Services to request an exchange.

BY WIRE

              -    Deliver your completed application to your    -    Obtain wiring instructions by calling
                   financial representative, or mail it to            Signature Services at 1-800-225-5291.
                   Signature Services.
                                                                 -    Instruct your bank to wire the amount of
              -    Obtain your account number by calling your         your investment. Specify the fund name, the
                   financial representative or Signature              share class, your account number and the
                   Services.                                          name(s) in which the account is registered.
                                                                      Your bank may charge a fee to wire funds.
              -    Obtain wiring instructions by calling
                   Signature Services at 1-800-225-5291.

              - Instruct your bank to wire the amount of your investment. Specify the Fund name, the share class, your account number and the name(s) in which the account is registered.
                   Your bank may charge a fee to wire funds.

BY INTERNET

              See "By exchange" and "By wire."                   -    Verify that your bank or credit union is a
                                                                      member of the Automated Clearing House
                                                                      ("ACH") system.

                                                                 -    Complete the "Bank Information" section on
                                                                      your account application.

                                                                 -    Log on to www.jhfunds.com to initiate
                                                                      purchases using your authorized bank
                                                                      account.

BY PHONE

              See "By exchange" and "By wire."                   -    Verify that your bank or credit union is a
                                                                      member of the ACH system.

                                                                 -    Complete the "Bank Information" section on
                                                                      your account application.

                                                                 -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.

                                                                 -    Call your financial representative or call
                                                                      Signature Services between 8 A.M. and 7
                                                                      P.M. Eastern Time on most business days.

                                                                 To open or add to an account using the MAAP, see
                                                                 "Additional Investor Services."

ADDRESS:

Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Selling shares

                                                                        TO SELL SOME OR ALL OF YOUR SHARES
                                                                 ------------------------------------------------
BY LETTER

              -    Accounts of any type.                         -    Write a letter of instruction or complete a
                                                                      stock power indicating the fund name, your
              -    Sales of any amount.                               share class, your account number, the
                                                                      name(s) in which the account is registered
                                                                      and the dollar value or number of shares
                                                                      you wish to sell.

                                                                 -    Include all signatures and any additional
                                                                      documents that may be required (see next
                                                                      page).

                                                                 -    Mail the materials to Signature Services.

                                                                 -    A check will be mailed to the name(s) and
                                                                      address in which the account is registered,
                                                                      or otherwise according to your letter of
                                                                      instruction.

BY INTERNET

              -    Most accounts.                                -    Log on to www.jhfunds.com to initiate
                                                                      redemptions from your fund.
              -    Sales of up to $100,000.

BY PHONE

              -    Most accounts.                                -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.
              -    Sales of up to $100,000.
                                                                 -    Call your financial representative or call
                                                                      Signature Services between 8 A.M. and 7
                                                                      P.M. Eastern Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

              -    Requests by letter to sell any amount.        -    To verify that the Internet or telephone
                                                                      redemption privilege is in place on an
              -    Requests by Internet or phone to sell up to        account, or to request the form to add it
                   $100,000.                                          to an existing account, call Signature
                                                                      Services.

                                                                 -    Funds requested by wire will be wired the
                                                                      next business day. A $4 fee will be
                                                                      deducted from your account. Your bank may
                                                                      also charge you a fee for this service.

                                                                 -    Funds requested by EFT are generally
                                                                      available by the second business day. Your
                                                                      bank may charge you a fee for this service.

BY EXCHANGE

              -    Accounts of any type.                         -    Obtain a current prospectus for the fund
                                                                      into which you are exchanging by Internet
              -    Sales of any amount.                               or by calling your financial representative
                                                                      or Signature Services.

                                                                 -    Log on to www.jhfunds.com to process
                                                                      exchanges between your funds.

                                                                 -    Call EASI-Line for automated service 24
                                                                      hours a day at 1-800-338-8080.

                                                                 -    Call your financial representative or
                                                                      Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services".

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;

- you are selling more than $100,000 worth of shares -- This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock or

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions (if authorized under state law) and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                                  REQUIREMENTS FOR WRITTEN REQUESTS
------                                                         --------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial
accounts for minors).                                          -    Letter of instruction.

                                                               -    On the letter, the signatures and titles of
                                                                    all persons authorized  to sign for the  account,
                                                                    exactly as the  account is registered.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners of corporate, sole proprietorship, general partner or
association accounts.                                          -    Letter of instruction.

                                                               -    Corporate business/organization resolution
                                                                    certified within the past 12 months or a John
                                                                    Hancock funds business/organization
                                                                    certification form.

                                                               -    On the letter and the resolution, the
                                                                    signature of the person(s) authorized to sign
                                                                    for the account.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners or trustees of trust accounts.                          -    Letter of instruction.

                                                               -    On the letter, the signature(s) of the
                                                                    trustee(s).

                                                               -    Copy of the trust document certified within
                                                                    the past 12 months or a John Hancock funds
                                                                    trust certification form.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Joint tenancy shareholders with rights of survivorship with
a deceased co-tenant(s).                                       -    Letter of instruction signed by surviving
                                                                    tenant.

                                                               -    Copy of death certificate.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

                                                               -    Inheritance tax waiver (if applicable).

Executors of shareholder estates.                              -    Letter of instruction signed by executor.

                                                               -    Copy of order appointing executor, certified
                                                                    within the past 12 months.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

                                                               -    Inheritance tax waiver (if applicable).

Administrators, conservators, guardians and other sellers or
account types not listed above.                                -    Call 1-800-225-5291 for instructions.


ADDRESS:

Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Transaction policies

VALUATION OF SHARES

The NAV of the Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Generally, trading in: (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instrument is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects the security's fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market has closed but prior to the time a Fund determines its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares"); which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this Prospectus).

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES

The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY

The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK

To the extent that the Fund or its agents is unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION

JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES

The Fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

-    after any changes of name or address of the registered owner(s)

-    in all other circumstances, every quarter

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS

The Fund generally distributes most or all of its net earnings annually in the form of dividends. The Fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS

Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS

For investors who are not exempt from federal income taxes, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, the Fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges.

Additional investor services

MONTHLY AUTOMATIC ACCUMULATION PROGRAM

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-    Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in the section "Opening an Account." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-    Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

RESTRICTIONS ON 403(B)(7) PLANS ACCOUNTS. Due to regulations enacted by the Internal Revenue Service, effective September 25, 2007, John Hancock funds will no longer accept requests to establish new John Hancock custodial 403(b)(7) accounts; will no longer accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and will require additional disclosure documentation if you direct John Hancock funds on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the Statement of Additional Information for more information regarding these restrictions.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI, and the portfolio holdings information can be found at: http://www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

RISKS OF INVESTING IN THE FUND

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

EXCHANGE TRADED FUNDS ("ETFS") RISK

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees, which increase their costs.

FIXED-INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality and counterparty risk.

INTEREST RATE RISK Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

CREDIT AND COUNTERPARTY RISK This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing a fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES AND HIGH YIELD SECURITIES RISK Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The general risks of investing in these securities are as follows:

- RISK TO PRINCIPAL AND INCOME. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- PRICE VOLATILITY. The price of lower rated fixed income securities may be more volatile than that of securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

- LIQUIDITY. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

ADDITIONAL RISKS REGARDING LOWER RATED CORPORATE FIXED INCOME SECURITIES Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER RATED FOREIGN GOVERNMENT FIXED INCOME SECURITIES Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

PREPAYMENT OF PRINCIPAL Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

FOREIGN SECURITIES RISK

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

CURRENCY RISK Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes the risk that currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

HEDGING AND OTHER STRATEGIC TRANSACTIONS RISK

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions, which may be used but are not limited to the following:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

- financial futures contracts (including stock index and other securities futures),

- interest rate transactions, Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions,

- currency transactions, a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions.

- swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),

-    caps, floors and collars, and

-    structured notes, and similar securities.

Hedging and other strategic transactions may be used for the following purposes, among others:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-    to protect a Fund's unrealized gains in the value of its securities,

-    to facilitate the sale of a Fund's securities for investment purposes,

-    to manage the effective maturity or duration of a Fund's securities,

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

HIGH PORTFOLIO TURNOVER RISK

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. The portfolio turnover rates of the Fund may vary from year to year, as well as within a year.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK

Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

ISSUER RISK

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of this pass-through type of securities may not increase as much due to their prepayment feature.

COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

ASSET-BACKED SECURITIES. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

REAL ESTATE SECURITIES RISK

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

-    Declines in the value of real estate;

-    Risks related to general and local economic conditions;

-    Possible lack of availability of mortgage funds;

-    Overbuilding;

-    Extended vacancies of properties;

-    Increased competition;

-    Increases in property taxes and operating expenses;

-    Changes in zoning laws;

-    Losses due to costs resulting from the clean-up of environmental problems;

- Liability to third parties for damages resulting from environmental problems;

-    Casualty or condemnation losses;

-    Limitations on rents;

-    Changes in neighborhood values and the appeal of properties to tenants; and

-    Changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity real estate investment trusts ("REITs") and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies Risk" below for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

SMALL AND MEDIUM SIZE COMPANY RISK

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT      Manages the Fund's business and investment activities.
                         SERVICES, LLC
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              WELLINGTON MANAGEMENT COMPANY, LLP      Provides portfolio management to the Fund.
                         75 State Street
                         Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC                 Markets the Fund and distributes shares through
                                                                 selling brokers, financial planners and other
                                                                 financial representatives.

TRANSFER AGENT:          JOHN HANCOCK SIGNATURE SERVICES, INC.   Handles shareholder services, including recordkeeping
                                                                 and statements, distribution of dividends and
                                                                 processing of buy and sell requests.

CUSTODIAN:               STATE STREET BANK & TRUST CO.           Holds the Fund's assets, settles all portfolio trades
                         2 Avenue de Lafayette                   and collects most of the valuation data required for
                         Boston, MA 02111                        calculating the Fund's NAV.

MANAGEMENT FEE

MANAGEMENT FEE SCHEDULE

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the assets of the Fund determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                        [FIRST          [NEXT        [EXCESS OVER
                     $500 MILLION]   $500 MILLION]    $1 BILLION]
                     -------------   -------------   ------------
Assets of the Fund     [0.000%]        [0.000%]        [0.000%]

BUSINESS STRUCTURE

THE ADVISER

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

THE SUBADVISER

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

ADVISORY AND SUBADVISORY CONTRACTS

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund is available in the Fund's semiannual report to shareholders for the six months ending February 28, 2008.

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund shares, if any. The Fund is managed by a team of portfolio managers. Each member of the team shares an equal amount of day-to-day management and responsibility of the Fund.

SCOTT M. ELLIOTT. Managed Fund since inception. Senior Vice President and Director, Asset Allocation Strategies of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Elliott joined Wellington Management as an investment professional in 1994.

EVAN S. GRACE. Managed Fund since inception. Vice President and Director, Asset Allocation Research of Wellington Management, has served as the Portfolio Manager for the Fund. Mr. Grace joined Wellington Management as an investment professional in 2003. Prior to joining Wellington Management, Mr. Grace was an investment professional with State Street Research (1993 - 2003).

RICK A. WURSTER. Managed Fund since inception. Vice President, Asset Allocation Strategist and Business Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Wurster joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Wurster was a consultant with McKinsey & Company (2000 - 2006).

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Fund. The SAI includes a summary of JHF II's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMI-ANNUAL REPORT OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES, PLEASE CONTACT JOHN HANCOCK :

BY MAIL: Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

BY PHONE: 1-800-225-5291
BY EASI-LINE: 1-800-338-8080
BY TDD: 1-800-554-6713
ON THE INTERNET: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

BY MAIL: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

IN PERSON: at the SEC's Public Reference Room in Washington, D.C.
For access to the Reference Room call 202-551-8090

BY ELECTRONIC REQUEST: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
1940 Act File No. 811-21779

(C)2007 JOHN HANCOCK FUNDS, LLC

JOHN HANCOCK FUNDS, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
www.jhfunds.com/edelivery

                              JOHN HANCOCK FUNDS II

                                                                    John Hancock
                                                    Global Asset Allocation Fund

                                                           INSTITUTIONAL CLASS I

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
12.31.2007

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                    CONTENTS

OVERVIEW...................................................................    3
FLOATING RATE INCOME FUND..................................................
YOUR ACCOUNT...............................................................    7
   Who can buy shares......................................................    7
   Opening an account......................................................    7
   Buying shares...........................................................    8
   Selling shares..........................................................   10
   Transaction policies....................................................   12
   Dividends and account policies..........................................   16
   Additional investor services............................................   16
RISKS OF INVESTING IN THE FUND.............................................   18
FUND DETAILS...............................................................   24
   Business structure......................................................   24
   Management biographies..................................................   25
FOR MORE INFORMATION.......................................................   26

                                    OVERVIEW

The Global Asset Allocation Fund (the "Fund") is an underlying fund of John Hancock Funds II ("JHF II").

RISKS OF MUTUAL FUNDS

Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

GLOBAL ASSET ALLOCATION FUND

GOAL AND STRATEGY

GOAL: To seek total return, consisting of long-term capital appreciation and current income.

STRATEGY: Under normal market conditions, the Fund invests in equity and fixed income securities of issuers located within and outside the U.S. The Fund will invest a significant portion of its assets outside of the U.S. The Fund will allocate its assets between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

The Fund will allocate its investments between equity and fixed income securities based upon the subadviser's targeted asset mix, which may change over time Under normal circumstances the targeted asset mix may range between [75%-60%] equity securities and [40%-25%] fixed income securities and will generally reflect the subadviser's long term, strategic asset allocation analysis. The subadviser anticipates adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

When selecting particular equity securities, the subadviser relies primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value.

When selecting fixed income securities, the subadviser relies primarily on sector analysis and credit research. Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser.

The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities, including, but not limited to common stock, preferred stock, depositary receipts (including American Depository Receipts and Global Depository Receipts), index-related securities (including exchange traded funds), real estate investment structures (including real estate investment trusts), convertible securities, preferred stock, convertible preferred stock, rights, warrants, and similar liquid equity equivalents. These equity and equity-related securities may include equity securities of emerging market issuers. The Fund may also invest in fixed-income securities and cash and cash equivalents, including but not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents, and other fixed-income securities, as well as derivatives related to interest rates and fixed-income securities. These debt obligations may include non-investment grade and emerging market debt issues.

Derivatives may be used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity, or index, or to other securities, groups of securities, or events. Derivatives may be used to transfer value added in one strategy to a market exposure other than the benchmark of that strategy. The Fund may invest in over-the-counter and exchange-traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products. Index representation is not a factor in determining permissible investments.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

PAST PERFORMANCE

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

PRINCIPAL RISKS

The principal risks of investing in the Fund that could adversely affect its net asset value per share ("NAV") and performance, include the following. For a further description of these principal risks please see "Risks of investing in the Fund."

-    Equity securities risk (including growth investing risk)

-    ETFs risk

- Fixed income securities risk (including lower rated and high yield securities risk)

-    Foreign securities risk

-    Hedging and other strategic transactions risk

-    High portfolio turnover risk

-    IPOs risk

-    Issuer risk

-    Management risk

-    Mortgage-backed and asset-backed securities risk

-    Real estate securities risk

-    Small and medium size companies risk

SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP

FUND CODES

CLASS I
Ticker        --
CUSIP     [_____]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the assets and therefore are paid by shareholders indirectly.

ANNUAL OPERATING EXPENSES
Management fee                                                   [0.68%]
Other expenses(1)
TOTAL FUND OPERATING EXPENSES
Contractual expense reimbursement (at least until 12/31/08)(2)
NET ANNUAL OPERATING EXPENSES

(1)  Based on estimated amounts for the current fiscal year.

(2) The Adviser has contractually agreed to waive advisory fees or reimburse for certain other Fund expenses so that total Fund operating expenses do not exceed [_____]% for Class I average annual net assets. This expense reimbursement shall continue in effect until December 31, 2008 and thereafter until termination by the Adviser on notice to JHF II.

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

EXPENSES    YEAR 1     YEAR 3
--------   --------   --------
Class I    [$_____]   [$_____]

YOUR ACCOUNT

Who can buy shares

Class I shares are offered without any sales charge to certain types of investors, as noted below, if they also meet the minimum initial investment requirement for purchase of Class I shares - See OPENING AN ACCOUNT:

-    Retirement and other benefit plans

-    Endowment funds and foundations

- Any state, county or city, or its instrumentality, department, authority or agency

- Accounts registered to insurance companies, trust companies and bank trust departments

-    Investment companies not affiliated with the Adviser

- Investors who participate in fee-based, wrap and other investment platform programs

-    Any entity that is considered a corporation for tax purposes

- Fund trustees and other individuals who are affiliated with the Fund or other John Hancock funds

Opening an account

1    Read this prospectus carefully.

2    Determine if you are eligible, by referring to "Who Can Buy Shares".

3 Determine how much you want to invest. The minimum initial investment is $250,000. The Minimum initial investment requirement is waived, in the fund's sole discretion, for investor's in ceratin fee0based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. ("Signature Services"), the Fund's transfer agent, at 1-888-972-8696.

5    Make your initial investment using the table "Buying Shares".

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

FOR INDIVIDUAL INVESTORS OPENING AN ACCOUNT When you open an account, you will be asked for your name, residential address, date of birth, and other information that will allow Signature Services to identify you. You may also be asked to provide information that may help to establish your identity.

FOR INVESTORS OTHER THAN INDIVIDUALS When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the accounts such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

For estimated expenses of each share class, see "Your Expenses" earlier in this prospectus.

Other classes of shares of the Fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Shares of the Fund are primarily sold through financial intermediaries (firms) such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any;

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and John Hancock Funds, LLC (the "Distributor") may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Fund.

The Statement of Additional Information ("SAI") discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

Buying shares

                             OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
              ------------------------------------------------   ------------------------------------------------
BY CHECK

              -    Make out a check for the investment amount,   -    Make out a check for the investment amount,
                   payable to "John Hancock Signature                 payable to "John Hancock Signature
                   Services, Inc."                                    Services, Inc."

              -    Deliver the check and your completed          -    If your account statement has a detachable
                   application to your financial                      investment slip, please complete it in its
                   representative, or mail them to Signature          entirety. If no slip is available, include
                   Services (address below).                          a note specifying the fund name(s), your
                                                                      share class, your account number and the
                                                                      name(s) in which the account is registered.

                                                                 -    Deliver the check and your investment slip
                                                                      or note to your financial representative,
                                                                      or mail them to Signature Services (address
                                                                      below).

BY EXCHANGE

              -    Call your financial representative or         -    Call your financial representative or
                   Signature Services to request an exchange.         Signature Services to request an exchange.

              -    You may only exchange for shares of other     -    You may only exchange for shares of other
                   institutional funds, Class I shares or             institutional funds, Class I shares or
                   Money Market Fund Class A shares.                  Money Market Fund Class A shares.

BY WIRE

              -    Deliver your completed application to your    -    Obtain wiring instructions by calling
                   financial representative, or mail it to            Signature Services at 1-888-972-8696.
                   Signature Services.

              -    Obtain your account number by calling your    -    Instruct your bank to wire the amount of
                   financial representative or Signature              your investment. Specify the fund name(s),
                   Services.                                          your share class, your account number and
                                                                      the name(s) in which the account is
              -    Obtain wiring instructions by calling              registered. Your bank may charge a fee to
                   Signature Services at 1-888-972-8696.              wire funds.

              - Instruct your bank to wire the amount of your investment. Specify the fund name(s), the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY PHONE

              See "By exchange" and "By wire."                   -    Verify that your bank or credit union is a
                                                                      member of the Automated Clearing House
                                                                      ("ACH") system.

                                                                 -    Complete the "To Purchase, Exchange or
                                                                      Redeem Shares via Telephone" and "Bank
                                                                      Information" sections on your account
                                                                      application.

                                                                 -    Call Signature Services between 8:30 A.M.
                                                                      and 5:00 P.M. Eastern Time on most business
                                                                      days to verify that these features are in
                                                                      place on your account.

                                                                 -    Call your financial representative or
                                                                      Signature Services with the fund name(s),
                                                                      your share class, your account number, the
                                                                      name(s) in which the account is registered
                                                                      and the amount of your investment.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

PHONE NUMBER: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

Selling shares

                                                                        TO SELL SOME OR ALL OF YOUR SHARES
                                                                 ------------------------------------------------
BY LETTER

              -    Sales of any amount.                          -    Write a letter of instruction indicating
                                                                      the fund name, your account number, your
                                                                      share class, the name(s) in which the
                                                                      account is registered and the dollar value
                                                                      or number of shares you wish to sell.

                                                                 -    Include all signatures and any additional
                                                                      documents that may be required (see next
                                                                      page).

                                                                 -    Mail the materials to Signature Services.

                                                                 -    A check or wire will be sent according to
                                                                      your letter of instruction.

                                                                 -    Certain requests will require a Medallion
                                                                      signature guarantee. Please refer to
                                                                      "Selling shares in writing."

BY PHONE

              AMOUNTS UP TO $100,000:

              -    Most accounts.                                -    Redemption proceeds of up to $100,000 may
                                                                      be sent by wire or check. A check will be
                                                                      mailed to the exact name(s) and address on
                                                                      the account.

              AMOUNTS UP TO $5 MILLION:

              -    Available to the following types of           -    To place your request with a representative
                   accounts: custodial accounts held by banks,        at John Hancock funds, call Signature
                   trust companies or broker-dealers;                 Services between 8:30 A.M. and 5:00 P.M.
                   endowments and foundations; corporate              Eastern Time on most business days or your
                   accounts; group retirement plans; and              financial representative.
                   pension accounts (excluding IRAs, 403(b)
                   plans and all John Hancock custodial          -    Redemption proceeds exceeding $100,000 must
                   retirement accounts.                               be wired to your designated bank account.

                                                                 -    Redemption proceeds exceeding $100,000 and
                                                                      sent by check will require a letter of
                                                                      instruction with a Medallion signature
                                                                      guarantee. Please refer to "Selling shares
                                                                      in writing."

BY WIRE OR ELECTRONIC  FUNDS TRANSFER (EFT)

              -    Requests by letter to sell any amount.        -    To verify that the telephone redemption
                                                                      privilege is in place on an account, or to
              -    Qualified requests by phone to sell up to          request the forms to add it to an existing
                   $5 million (accounts with telephone                account, call Signature Services.
                   redemption privileges).

                                                                 -    Amounts of $5 million or more will be wired
                                                                      on the next business day.

                                                                 -    Amounts up to $100,000 may be sent by EFT,
                                                                      wire or by check. Funds from EFT
                                                                      transactions are generally available by the
                                                                      second business day. Your bank may charge a
                                                                      fee for this service.

BY EXCHANGE

              -    Sales of any amount.                          -    Obtain a current prospectus for the fund
                                                                      into which you are exchanging by calling
                                                                      your financial representative or Signature
                                                                      Services.

                                                                 -    You may only exchange for shares of other
                                                                      Institutional funds, Class I shares or
                                                                      Money Market Class A shares.

                                                                 -    Call your financial representative or
                                                                      Signature Services to request an exchange.

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;

- you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

- you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts);

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions (if authorized under state law) and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                                  REQUIREMENTS FOR WRITTEN REQUESTS
------                                                         --------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts              -    Letter of instruction.
(custodial accounts for minors).

                                                               -    On the letter, the signatures and titles of
                                                                    all persons authorized to sign for the
                                                                    account, exactly as the account is
                                                                    registered.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners of corporate, sole proprietorship, general partner      -    Letter of instruction.
or association accounts.
                                                               -    Corporate business/organization resolution,
                                                                    certified within the past 12 months, or a
                                                                    John Hancock funds business/organization
                                                                    certification form.

                                                               -    On the letter and the resolution, the
                                                                    signature of the person(s) authorized to sign
                                                                    for the account.

                                                               -    Medallion signature guarantee, if applicable
                                                                    (see above).

Owners or trustees of trust accounts.                         -    Letter of instruction.

                                                              -    On the letter, the signature(s) of the
                                                                   trustee(s).

                                                              -    Copy of the trust document certified within
                                                                   the past 12 months or a John Hancock funds
                                                                   trust certification form.

                                                              -    Medallion signature guarantee, if applicable
                                                                   (see above).

Joint tenancy shareholders with rights of survivorship with   -    Letter of instruction signed by surviving
a deceased co-tenant(s).                                           tenant.

                                                              -    Copy of death certificate.

                                                              -    Medallion signature guarantee, if applicable
                                                                   (see above).

                                                              -    Inheritance tax waiver (if applicable).

Executors of shareholder estates.                             -    Letter of instruction signed by executor.

                                                              -    Copy of order appointing executor, certified
                                                                   within the past 12 months.

                                                              -    Medallion signature guarantee, if applicable
                                                                   (see above).

                                                              -    Inheritance tax waiver (if applicable).

Administrators, conservators, guardians and other sellers     -    Call 1-888-972-8696 for instructions.
or account types not listed above.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

PHONE NUMBER: 1-888-972-8696

Or contact your financial representative for instructions and assistance.

Transaction policies

VALUATION OF SHARES

The NAV of the Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Generally, trading in: (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instrument is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects the security's fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market has closed but prior to the time a Fund determines its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares"); which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange Class I shares for Class I shares of other John Hancock funds or Money Market Class A shares. The registrations for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back to Class I shares. The Fund may change or cancel its exchange policies at any time upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES

The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY

The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK

To the extent that the Fund or its agents is unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION

JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charge and take any other steps that it deems reasonable.

CERTIFICATED SHARES

The Fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment) that affects your account balance

-    after any changes of name or address of the registered owner(s)

-    in all other circumstances, at least quarterly

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS

The Fund generally distributes most or all of its net earnings annually in the form of dividends. The Fund declares and pays any income dividends annually. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year.

DIVIDEND REINVESTMENTS

Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge ("CDSC") will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS

For investors who are not exempt from federal income taxes, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI, and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

RISKS OF INVESTING IN THE FUND

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

EXCHANGE TRADED FUNDS ("ETFS") RISK

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees, which increase their costs.

FIXED-INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality and counterparty risk.

INTEREST RATE RISK Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

CREDIT AND COUNTERPARTY RISK This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing a fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES AND HIGH YIELD SECURITIES RISK Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The general risks of investing in these securities are as follows:

- RISK TO PRINCIPAL AND INCOME. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- PRICE VOLATILITY. The price of lower rated fixed income securities may be more volatile than that of securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

- LIQUIDITY. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

ADDITIONAL RISKS REGARDING LOWER RATED CORPORATE FIXED INCOME SECURITIES Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER RATED FOREIGN GOVERNMENT FIXED INCOME SECURITIES Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

PREPAYMENT OF PRINCIPAL Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

FOREIGN SECURITIES RISK

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

CURRENCY RISK Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes the risk that currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

HEDGING AND OTHER STRATEGIC TRANSACTIONS RISK

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions, which may be used but are not limited to the following:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

- financial futures contracts (including stock index and other securities futures),

- interest rate transactions, Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions,

- currency transactions, a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions.

- swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),

-    caps, floors and collars, and

-    structured notes, and similar securities.

Hedging and other strategic transactions may be used for the following purposes, among others:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-    to protect a Fund's unrealized gains in the value of its securities,

-    to facilitate the sale of a Fund's securities for investment purposes,

-    to manage the effective maturity or duration of a Fund's securities,

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

HIGH PORTFOLIO TURNOVER RISK

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. The portfolio turnover rates of the Fund may vary from year to year, as well as within a year.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK

Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

ISSUER RISK

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of this pass-through type of securities may not increase as much due to their prepayment feature.

COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

ASSET-BACKED SECURITIES. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

REAL ESTATE SECURITIES RISK

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

-    Declines in the value of real estate;

-    Risks related to general and local economic conditions;

-    Possible lack of availability of mortgage funds;

-    Overbuilding;

-    Extended vacancies of properties;

-    Increased competition;

-    Increases in property taxes and operating expenses;

-    Changes in zoning laws;

-    Losses due to costs resulting from the clean-up of environmental problems;

- Liability to third parties for damages resulting from environmental problems;

-    Casualty or condemnation losses;

-    Limitations on rents;

-    Changes in neighborhood values and the appeal of properties to tenants; and

-    Changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity real estate investment trusts ("REITs") and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies Risk" below for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

SMALL AND MEDIUM SIZE COMPANY RISK

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT      Manages the Fund's business and investment activities.
                         SERVICES, LLC
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              WELLINGTON MANAGEMENT COMPANY, LLP      Provides portfolio management to the Fund.
                         75 State Street
                         Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC                 Markets the Fund and distributes shares through selling
                                                                 brokers, financial planners and other financial
                                                                 representatives.

TRANSFER AGENT:          JOHN HANCOCK SIGNATURE SERVICES, INC.   Handles shareholder services, including recordkeeping
                                                                 and statements, distribution of dividends and
                                                                 processing of buy and sell requests.

CUSTODIAN:               STATE STREET BANK & TRUST CO.           Holds the Fund's assets, settles all portfolio trades
                         2 Avenue de Lafayette                   and collects most of the valuation data required for
                         Boston, MA 02111                        calculating the Fund's NAV.

MANAGEMENT FEE

MANAGEMENT FEE SCHEDULE

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the assets of the Fund determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                         [FIRST          [NEXT       [EXCESS OVER
                     $500 MILLION]   $500 MILLION]    $1 BILLION]
                     -------------   -------------   ------------
Assets of the Fund      [0.000%]        [0.000%]       [0.000%]

BUSINESS STRUCTURE

THE ADVISER

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

THE SUBADVISER

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

ADVISORY AND SUBADVISORY CONTRACTS

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund is available in the Fund's semiannual report to shareholders for the six months ending February 28, 2008.

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund shares, if any. The Fund is managed by a team of portfolio managers. Each member of the team shares an equal amount of day-to-day management and responsibility of the Fund.

SCOTT M. ELLIOTT. Managed Fund since inception. Senior Vice President and Director, Asset Allocation Strategies of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Elliott joined Wellington Management as an investment professional in 1994.

EVAN S. GRACE. Managed Fund since inception. Vice President and Director, Asset Allocation Research of Wellington Management, has served as the Portfolio Manager for the Fund. Mr. Grace joined Wellington Management as an investment professional in 2003. Prior to joining Wellington Management, Mr. Grace was an investment professional with State Street Research (1993 - 2003).

RICK A. WURSTER. Managed Fund since inception. Vice President, Asset Allocation Strategist and Business Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Wurster joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Wurster was a consultant with McKinsey & Company (2000 - 2006).

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Fund. The SAI includes a summary of JHF II's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMIANNUAL OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
1940 Act File No. 811-21779

(C)2007 JOHN HANCOCK FUNDS, LLC

JOHN HANCOCK FUNDS, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
WWW.JHFUNDS.COM/EDELIVERY

                              JOHN HANCOCK FUNDS II

                                                                    John Hancock
                                                    Global Asset Allocation Fund

                                           Class R, R1, R2, R3, R4 and R5 Shares

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
12.31.2007

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

OVERVIEW
GLOBAL ASSET ALLOCATION FUND

YOUR ACCOUNT

Who can buy Class R, R1, R2, R3, R4 and R5 shares
Class R, R1, R2, R3, R4 and R5 shares cost structure
Opening an account
Information for plan participants
Transaction policies
Dividends and account policies
Additional investor services

INFORMATION ABOUT THE UNDERLYING FUNDS

Risks of investing in Funds
Description of Funds

FUND DETAILS

Business structure
Financial highlights

FOR MORE INFORMATION                                                  BACK COVER

                                    OVERVIEW

The Global Asset Allocation Fund (the "Fund") is an underlying fund of John Hancock Funds II ("JHF II").

RISKS OF MUTUAL FUNDS

Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

GLOBAL ASSET ALLOCATION FUND

GOAL AND STRATEGY

GOAL: To seek total return, consisting of long-term capital appreciation and current income.

STRATEGY: Under normal market conditions, the Fund invests in equity and fixed income securities of issuers located within and outside the U.S. The Fund will invest a significant portion of its assets outside of the U.S. The Fund will allocate its assets between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

The Fund will allocate its investments between equity and fixed income securities based upon the subadviser's targeted asset mix, which may change over time Under normal circumstances the targeted asset mix may range between [75%-60%] equity securities and [40%-25%] fixed income securities and will generally reflect the subadviser's long term, strategic asset allocation analysis. The subadviser anticipates adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

When selecting particular equity securities, the subadviser relies primarily on proprietary fundamental analysis. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value.

When selecting fixed income securities, the subadviser relies primarily on sector analysis and credit research. Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by the subadviser.

The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities, including, but not limited to common stock, preferred stock, depositary receipts (including American Depository Receipts and Global Depository Receipts), index-related securities (including exchange traded funds), real estate investment structures (including real estate investment trusts), convertible securities, preferred stock, convertible preferred stock, rights, warrants, and similar liquid equity equivalents. These equity and equity-related securities may include equity securities of emerging market issuers. The Fund may also invest in fixed-income securities and cash and cash equivalents, including but not limited to, government, agency, supranational, mortgage-backed, corporate, asset-backed, cash equivalents, and other fixed-income securities, as well as derivatives related to interest rates and fixed-income securities. These debt obligations may include non-investment grade and emerging market debt issues.

Derivatives may be used to obtain long or short exposure to a particular security, asset class, region, industry, currency, commodity, or index, or to other securities, groups of securities, or events. Derivatives may be used to transfer value added in one strategy to a market exposure other than the benchmark of that strategy. The Fund may invest in over-the-counter and exchange-traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products. Index representation is not a factor in determining permissible investments.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

PAST PERFORMANCE

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

PRINCIPAL RISKS

The principal risks of investing in the Fund that could adversely affect its net asset value per share ("NAV") and performance, include the following. For a further description of these principal risks please see "Risks of investing in the Fund."

-    Equity securities risk (including growth investing risk)

-    ETFs risk

- Fixed income securities risk (including lower rated and high yield securities risk)

-    Foreign securities risk

-    Hedging and other strategic transactions risk

-    High portfolio turnover risk

-    IPOs risk

-    Issuer risk

-    Management risk

-    Mortgage-backed and asset-backed securities risk

-    Real estate securities risk

-    Small and medium size companies risk

SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP

FUND CODES

CLASS R
Ticker       [_____]
CUSIP        [_____]

CLASS R1
Ticker       [_____]
CUSIP        [_____]

CLASS R2
Ticker       [_____]
CUSIP        [_____]

CLASS R3
Ticker       [_____]
CUSIP        [_____]

CLASS R4
Ticker       [_____]
CUSIP        [_____]

CLASS R5
Ticker       [_____]
CUSIP        [_____]

Operating expenses are paid from the Fund's assets and, therefore, are paid by shareholders indirectly.

                                        CLASS R(1)   CLASS R1(1)   CLASS R2(1)   CLASS R3   CLASS R4   CLASS R5
                                        ----------   -----------   -----------   --------   --------   --------
ANNUAL OPERATING EXPENSES
Management fee                           [_____%]      [_____%]      [_____%]    [_____%]   [_____%]   [_____%]
Distribution and service (12b-1) fees    [_____%]      [_____%]      [_____%]    [_____%]   [_____%]   [_____%]
Other expenses(2)                        [_____%]      [_____%]      [_____%]    [_____%]   [_____%]   [_____%]
Acquired Fund Fees and Expenses          [_____%]      [_____%]      [_____%]    [_____%]   [_____%]   [_____%]
TOTAL FUND EXPENSES                      [_____%]      [_____%]      [_____%]    [_____%]   [_____%]   [_____%]
Contractual expense reimbursement
(at least until 12-31-08)(3)             [_____%]      [_____%]      [_____%]    [_____%]   [_____%]   [_____%]
NET FUND EXPENSES                        [_____%]      [_____%]      [_____%]    [_____%]   [_____%]   [_____%]

----------
1    Based on estimated expenses for the current fiscal year.

2 In the case of Class R, R1, R2, R3, R4 and R5 shares, other expenses include fees paid by the Fund to the Adviser under an agreement pursuant to which the Adviser will provide, either directly or through third parties, various administrative, recordkeeping, communication and educational services for retirement plans that are shareholders of the R classes of shares. The amount of the fee may charge up to [0.25%] for Class R, R1 and R2 shares, [0.15%] for Class R3 shares, [0.10%] for Class R4 shares and [0.05%] for Class R5 shares.

3 In the case of Class R, R1, R2, R3, R4 and R5 shares, the Adviser has contractually agreed to waive advisory fees or reimburse Fund expenses for each of these classes of shares to the extent that blue sky fees and printing and postage expenses attributable to each class exceed [0.09%] of the average annual net assets attributable to the class. This agreement shall remain in effect until [December 31, 2008], for Class R, R1, R2, R3, R4 and R5 shares and may thereafter be terminated by the Adviser at any time.

The hypothetical example shows what your expenses would be after contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the Fund's actual expenses and returns, either past or future.

EXPENSES    YEAR 1     YEAR 3
--------   --------   --------
Class R    $[_____]   $[_____]
Class R1   $[_____]   $[_____]
Class R2   $[_____]   $[_____]
Class R3   $[_____]   $[_____]
Class R4   $[_____]   $[_____]
Class R5   $[_____]   $[_____]

Your account

Who can buy Class R, R1, R2, R3, R4 and R5 shares

Class R, R1, R2, R3, R4 and R5 shares are available to certain types of investors, as noted below:

- Qualified tuition programs under Section 529 of the Internal Revenue Code of 1986, as amended (the "Code")("529 Plans") distributed by John Hancock or one of its affiliates.

- Retirement Plans including pension, profit sharing and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

- Class R, R1, R2, R3, R4 and R5 shares are available only to Retirement Plans where the shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial service firm).

- Retirement Plans and other plans (except 529 Plans) not currently invested in Class A, B and C shares, which are described in a separate prospectus, may invest only in Class R, R1, R2, R3, R4 and R5 shares.

Class R, R1, R2, R3, R4 and R5 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.

Class R, R1, R2, R3, R4 and R5 shares cost structure

The Class R, R1, R2, R3, R4 and R5 shares of the Fund are sold without any front-end or deferred sales charges. Each of the R, R1, R2, R3 and R4 share classes has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. The Class R5 shares do not have a Rule 12b-1 plan.

CLASS R

-    Distribution and service (12b-1) fees of 0.75%.

CLASS R1

-    Distribution and service (12b-1) fees of 0.50%.

CLASS R2

-    Distribution and service (12b-1) fees of 0.25%.

CLASS R3

-    Distribution and service (12b-1) fees of 0.50%.

CLASS R4

-    Distribution and service (12b-1) fees of 0.25%.

The Fund has adopted Service Plans for the Class R, R1, R2, R3, R4 and R5 shares, which authorize the Fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the Fund by Retirement Plans. The service fee is a specified percentage of the average daily net assets of a Fund's share class held by plan participants and is 0.25% for Class R, Class R1 and Class R2, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares.

The performance and expenses information included in this prospectus does not reflect fees and expenses of any plan, which may use a Fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

12B-1 FEES

Rule 12b-1 fees will be paid to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc.

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the Fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker dealer or agent may charge you a fee to effect transactions in Fund shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Shares of the Fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any; and

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing the Distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Fund, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the Fund.

The Statement of Additional Information ("SAI") discusses the Distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, Adviser and their affiliates may have other relationships with your firm relating to the provision of services to the Fund, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

Opening an account

1    Read this prospectus carefully.

2 Determine if you are eligible, referring to "Who Can Buy Class R, R1, R2, R3, R4 and R5 Shares."

3 Eligible Retirement Plans generally may open an account and purchase Class R, R1, R2, R3, R4 and R5 shares by contacting any broker, dealer or other financial service firm authorized to sell Class R, R1, R2, R3, R4 and R5 shares of the Fund.

Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. There is no minimum initial investment for Class R, R1, R2, R3, R4 and R5 shares. A Retirement Plan participant can obtain a Retirement Plan application or a rollover individual retirement account application from his or her financial representative, plan administrator or by calling John Hancock Signature Services, Inc. ("Signature Services"), JHF II's transfer agent at 1-888-972-8696.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a Fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides record-keeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Fund.

Transaction policies

VALUATION OF SHARES

The NAV of the Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by a Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Funds' Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Generally, trading in: (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instrument is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects the security's fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market has closed but prior to the time a Fund determines its NAV. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the New York Stock Exchange, a Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares"); which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAVs of such Funds will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

EXCHANGES

You may exchange Class R, R1, R2, R3, R4 and R5 shares for the same class of other John Hancock funds that are available through your plan, or Money Market Fund Class A shares without paying a sales charge. The registration for both accounts must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R, R1, R2, R3, R4 and R5 shares.

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a Fund can disrupt investment strategies and may increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. JHF II reserves the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that a Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAVs at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES

The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY

The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of a Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain Retirement Plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the Fund believe that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of a Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, a Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of a Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage a Fund. For example, the ability of a Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a Fund's beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers, Retirement Plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK

To the extent that a Fund or its agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of the Fund and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased Fund transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a Fund. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION

JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES

The Fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

ACCOUNT STATEMENTS

In general, you will receive account statements as follows (for rollover IRA accounts only):

- after every transaction (except a dividend reinvestment automatic investment or systematic withdrawal) that affects your account balance;

-    after any changes of name or address of the registered owner(s);

-    in all other circumstances, at least quarterly.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS

The Fund generally distributes most or all of its net earnings annually in the form of dividends. The Fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS

Most investors have their dividends reinvested in additional shares of the same Fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.

Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or contingent deferred sales charge will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS

For investors who are not exempt from federal income taxes, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund's short-term capital gains are taxable as ordinary income. Dividends from a Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period.

Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI and the portfolio holdings information can be found at: www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar month end and within 30 days after any material changes are made to the holdings of the Fund. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire portfolio holdings as of the applicable calendar quarter end.

RISKS OF INVESTING IN THE FUND

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will under perform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

EXCHANGE TRADED FUNDS ("ETFS") RISK

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees, which increase their costs.

FIXED-INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality and counterparty risk.

INTEREST RATE RISK Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.

CREDIT AND COUNTERPARTY RISK This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and Other Strategic Transactions," or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing a fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES AND HIGH YIELD SECURITIES RISK Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The general risks of investing in these securities are as follows:

- RISK TO PRINCIPAL AND INCOME. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- PRICE VOLATILITY. The price of lower rated fixed income securities may be more volatile than that of securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

- LIQUIDITY. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

ADDITIONAL RISKS REGARDING LOWER RATED CORPORATE FIXED INCOME SECURITIES Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER RATED FOREIGN GOVERNMENT FIXED INCOME SECURITIES Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

PREPAYMENT OF PRINCIPAL Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

FOREIGN SECURITIES RISK

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. A fund that invests in foreign securities is subject to these risks. Some of the foreign risks are also applicable to Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

CURRENCY RISK Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes the risk that currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

HEDGING AND OTHER STRATEGIC TRANSACTIONS RISK

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions, which may be used but are not limited to the following:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

- financial futures contracts (including stock index and other securities futures),

- interest rate transactions, Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions,

- currency transactions, a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions.

- swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),

-    caps, floors and collars, and

-    structured notes, and similar securities.

Hedging and other strategic transactions may be used for the following purposes, among others:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-    to protect a Fund's unrealized gains in the value of its securities,

-    to facilitate the sale of a Fund's securities for investment purposes,

-    to manage the effective maturity or duration of a Fund's securities,

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

HIGH PORTFOLIO TURNOVER RISK

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. The portfolio turnover rates of the Fund may vary from year to year, as well as within a year.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK

Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

ISSUER RISK

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MANAGEMENT RISK

The Fund is subject to management risk because it relies on the subadviser's ability to pursue its objective. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of this pass-through type of securities may not increase as much due to their prepayment feature.

COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations ("CMOs"). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

ASSET-BACKED SECURITIES. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

REAL ESTATE SECURITIES RISK

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

-    Declines in the value of real estate;

-    Risks related to general and local economic conditions;

-    Possible lack of availability of mortgage funds;

-    Overbuilding;

-    Extended vacancies of properties;

-    Increased competition;

-    Increases in property taxes and operating expenses;

-    Changes in zoning laws;

-    Losses due to costs resulting from the clean-up of environmental problems;

- Liability to third parties for damages resulting from environmental problems;

-    Casualty or condemnation losses;

-    Limitations on rents;

-    Changes in neighborhood values and the appeal of properties to tenants; and

-    Changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund's shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity real estate investment trusts ("REITs") and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies Risk" below for a discussion of the risks associated with invests in these companies. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements, than securities of larger issuers.

SMALL AND MEDIUM SIZE COMPANY RISK

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller or medium-sized market capitalizations.

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT      Manages the Fund's business and investment activities.
                         SERVICES, LLC
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              WELLINGTON MANAGEMENT COMPANY, LLP      Provides portfolio management to the Fund.
                         75 State Street
                         Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC                 Markets the Fund and distributes shares through selling
                                                                 brokers, financial planners and other financial
                                                                 representatives.

TRANSFER AGENT:          JOHN HANCOCK SIGNATURE SERVICES, INC.   Handles shareholder services, including recordkeeping
                                                                 and statements, distribution of dividends and
                                                                 processing of buy and sell requests.

CUSTODIAN:               STATE STREET BANK & TRUST CO.           Holds the Fund's assets, settles all portfolio trades
                         2 Avenue de Lafayette                   and collects most of the valuation data required for
                         Boston, MA 02111                        calculating the Fund's NAV.

MANAGEMENT FEE

MANAGEMENT FEE SCHEDULE

The Fund pays the Adviser a management fee for its services to the Fund. The fee is stated as an annual percentage of the current value of the assets of the Fund determined in accordance with the following schedule, and that rate is applied to the assets of the Fund.

                     [FIRST $500   [NEXT $500   [EXCESS OVER $1
                       MILLION]     MILLION]        BILLION]
                     -----------   ----------   ---------------
Assets of the Fund     [0.000%]     [0.000%]        [0.000%]

BUSINESS STRUCTURE

THE ADVISER

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

THE SUBADVISER

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928.

ADVISORY AND SUBADVISORY CONTRACTS

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund is available in the Fund's semiannual report to shareholders for the six months ending February 28, 2008.

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. Appendix C of the SAI includes information about the portfolio managers, including information about their compensation, accounts they manage other than the Fund and their ownership of Fund shares, if any. The Fund is managed by a team of portfolio managers. Each member of the team shares an equal amount of day-to-day management and responsibility of the Fund.

SCOTT M. ELLIOTT. Managed Fund since inception. Senior Vice President and Director, Asset Allocation Strategies of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Elliott joined Wellington Management as an investment professional in 1994.

EVAN S. GRACE. Managed Fund since inception. Vice President and Director, Asset Allocation Research of Wellington Management, has served as the Portfolio Manager for the Fund. Mr. Grace joined Wellington Management as an investment professional in 2003. Prior to joining Wellington Management, Mr. Grace was an investment professional with State Street Research (1993 - 2003).

RICK A. WURSTER. Managed Fund since inception. Vice President, Asset Allocation Strategist and Business Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund. Mr. Wurster joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Wurster was a consultant with McKinsey & Company (2000 - 2006).

For more information

Two documents are available that offer further information on the Fund:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance during the last fiscal year, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the Portfolio. The Fund's SAI includes a summary of the JHF II's policy regarding disclosure of the portfolio holdings as well as legal and regulatory matters. The current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMI-ANNUAL REPORT OR THE SAI OF JHF II, PLEASE CONTACT SIGNATURE SERVICES:

By mail: John Hancock
Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC
For access to the Reference Room call 1-202-551-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

1940 Act File No. 811-21779

JOHN HANCOCK FUNDS, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
WWW.JHFUNDS.COM/EDELIVERY

                              JOHN HANCOCK FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 31, 2007

                            FLOATING RATE INCOME FUND
                          GLOBAL ASSET ALLOCATION FUND
                             QUANTITATIVE VALUE FUND

This Statement of Additional Information ("SAI") provides information about two separate series of John Hancock Funds II ("JHF II"): the Floating Rate Income Fund (Class A, B, C, NAV, 1 and I only), Global Asset Allocation Fund (Class A, B, C, NAV, 1, I, and R, R1, R2, R3, R4, R5 only) and Quantitative Value Fund (Class A, B, C and I only) (collectively, the "Three Funds"), which are underlying funds of JHF II, in addition to the information that is contained in the Three Funds' prospectuses dated December 31, 2007. Information concerning other Share classes of the Quantitative Value Fund is contained in prospectuses and SAIs dated December 31, 2006, as supplemented. JHF II also consists of funds of funds (each referred to as a "Portfolio"), which may invest in the Three Funds and in a number of other affiliated underlying funds of JHF II and may also invest in other funds for which the JHF II's investment adviser or any of its affiliates serves as investment adviser (each referred to as a "Fund"). The Portfolios may also invest in funds where the adviser is not the same as, or affiliated with, JHF II's investment adviser ("Nonaffiliated Underlying Funds") (Collectively, affiliated underlying Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). Information about the Portfolios and Funds other than the Three Funds is included in separate prospectuses and statements of additional information.

This SAI is not a prospectus. It should be read in conjunction with the prospectuses for the Three Funds. Copies of JHF II's prospectuses (collectively, the "Prospectus") can be obtained free of charge by contacting:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                 (800)-225-5291
                                 www.jhfunds.com

                                TABLE OF CONTENTS

ORGANIZATION OF JOHN HANCOCK FUNDS II.....................................     3
INVESTMENT POLICIES.......................................................     3
OTHER INSTRUMENTS.........................................................     7
RISK FACTORS..............................................................    22
HEDGING AND OTHER STRATEGIC TRANSACTIONS..................................    31
INVESTMENT RESTRICTIONS...................................................    42
PORTFOLIO TURNOVER........................................................    45
THOSE RESPONSIBLE FOR MANAGEMENT..........................................    45
SHAREHOLDERS OF JHF II....................................................    51
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES.....................    52
DISTRIBUTION AGREEMENTS...................................................    55
SALES COMPENSATION........................................................    56
NET ASSET VALUE...........................................................    60
ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 5, 1 AND CLASS NAV
SHARES....................................................................    67
SPECIAL REDEMPTIONS.......................................................    68
ADDITIONAL SERVICES AND PROGRAMS..........................................    68
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES...........................    71
DESCRIPTION OF FUND SHARES................................................    71
ADDITIONAL INFORMATION CONCERNING TAXES...................................    72
PORTFOLIO BROKERAGE.......................................................    75
LEGAL AND REGULATORY MATTERS..............................................    76
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    77
CUSTODY OF PORTFOLIO SECURITIES...........................................    77
CODES OF ETHICS...........................................................    77
APPENDIX A - DEBT SECURITY RATINGS........................................   A-1
APPENDIX B - POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS............   B-1
APPENDIX C - PORTFOLIO MANAGER INFORMATION................................   C-1
APPENDIX D - PROXY VOTING POLICIES AND PROCEDURES.........................   D-1

ORGANIZATION OF JOHN HANCOCK FUNDS II

JHF II was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds and Portfolios is a series of JHF II.

John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) (the "Adviser") is the investment adviser to JHF II and each of the Funds and Portfolios. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$370 billion (US$332 billion) as of June 30, 2006.

MFC trades as 'MFC' on the Toronto Stock Exchange, New York Stock Exchange and Philippine Stock Exchange, and under '0945' on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.

INVESTMENT POLICIES

The principal strategies and risks of investing in each Fund and Portfolio are described in the Prospectus. Unless otherwise indicated in the applicable Prospectus or SAI, the investment objective and policies of the Funds and Portfolios may be changed without shareholder approval. Each Fund and Portfolio may invest in the types of instruments described below, unless otherwise indicated in the applicable Prospectus or SAI.

MONEY MARKET INSTRUMENTS

Money market instruments (and other securities as noted under each Fund description) may be purchased for temporary defensive purposes.

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA OBLIGATIONS. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (the "GNMA") which guarantee is supported by the full faith and credit of the U.S. government.

U.S. AGENCY OBLIGATIONS. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

-    Student Loan Marketing Association;

-    Federal Home Loan Banks ("FHLBs");

-    Federal Intermediate Credit Banks; and

-    Federal National Mortgage Association ("Fannie Mae").

U.S. INSTRUMENTALITY OBLIGATIONS. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

MUNICIPAL OBLIGATIONS

MUNICIPAL BONDS. Municipal bonds are issued to obtain funding for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from Federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

MUNICIPAL NOTES. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

CANADIAN GOVERNMENT OBLIGATIONS. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

CANADIAN CROWN OBLIGATIONS. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown Agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

-    Export Development Corporation;

-    Farm Credit Corporation;

-    Federal Business Development Bank; and

-    Canada Post Corporation.

In addition, certain Crown Agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

PROVINCIAL GOVERNMENT OBLIGATIONS. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

PROVINCIAL CROWN AGENCY OBLIGATIONS. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

-    provincial railway corporation;

-    provincial hydroelectric or power commission or authority;

-    provincial municipal financing corporation or agency; and

-    provincial telephone commission or authority.

Any Canadian obligation acquired will be payable in U.S. dollars.

CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES

CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

BANKERS' ACCEPTANCES. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

A subadviser will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P and which the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value ("NAV") is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

CORPORATE OBLIGATIONS

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:

-    Federal Reserve System member bank;

- primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division; or

- broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation's market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

FOREIGN REPURCHASE AGREEMENTS

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

The following discussion provides an explanation of some of the other instruments in which certain Funds (as indicated) and/or Portfolios, (except the Lifestyle Portfolios), may directly invest consistent with their investment objectives and policies.

WARRANTS

Each of the Fund (except the Money Market Fund) and Portfolios (except the Lifestyle Portfolios) may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

REVERSE REPURCHASE AGREEMENTS

Each Fund and/or Portfolio (excluding the Lifestyle Portfolios) may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund's NAV per share. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

MORTGAGE SECURITIES

PREPAYMENT OF MORTGAGES. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

-    one-year, three-year and five-year constant maturity Treasury Bill rates;

-    three-month or six-month Treasury Bill rates;

-    11th District Federal Home Loan Bank Cost of Funds;

-    National Median Cost of Funds; or

- one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund's NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

-    mortgage bankers;

-    commercial banks;

-    investment banks;

-    savings and loan associations; and

-    special purpose subsidiaries of the foregoing.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called "subprime mortgages" (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES ("STRIPS"). A fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund's net assets. See "Other Investments - Illiquid Securities."

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, is expected to contribute to a fund's relatively stable NAV.

Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

TYPES OF CREDIT SUPPORT. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under "Asset-Backed Securities."

ASSET-BACKED SECURITIES

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus disclosure for a Fund/Portfolio, a fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A Fund or Portfolio investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies."

TYPES OF CREDIT SUPPORT. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

-    liquidity protection; and

-    default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

- "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

- creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

- "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. A fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds and/or Portfolios (excluding Lifestyle Portfolios) may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The Funds and Portfolios (excluding Lifestyle Portfolios) also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

ISSUERS OF ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies."

TAX CONSIDERATIONS. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

A fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.

HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

High yield U.S. corporate debt securities in which a fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The fund may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

BRADY BONDS

Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

- the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

- bonds issued at a discount from face value (generally known as discount bonds);

-    bonds bearing an interest rate which increases over time; and

- bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invest are likely to be acquired at a discount.

SOVEREIGN DEBT OBLIGATIONS

A fund may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

INDEXED SECURITIES

A fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

CHARACTERISTICS OF HYBRID INSTRUMENTS. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

- prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"); or

- an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks").

Hybrid Instruments may take a variety of forms, including, but not limited to:

- debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

- preferred stock with dividend rates determined by reference to the value of a currency; or

- convertible securities with the conversion terms related to a particular commodity.

USES OF HYBRID INSTRUMENTS. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

RISKS OF INVESTING IN HYBRID INSTRUMENTS. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See "Hedging and Other Strategic Transactions" for a description of certain risks associated with investments in futures, options, and forward contracts.

VOLATILITY. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.

LEVERAGE RISK. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

LIQUIDITY RISK. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter ("OTC") market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.

LACK OF U.S. REGULATION. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

ADRS, EDRS, GDRS AND IDRS

A fund may invest in American Depository Receipts, European Depositary Receipts, Global Depositary Receipts, and International Depositary Receipts ("ADRs," "EDRs," "GDRs," and "IDRs," respectively) as described in their investment policies.

Securities of foreign issuers may include ADRs, EDRs, GDRs, and IDRs. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs, GDRs, and IDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, and IDRs are not necessarily quoted in the same currency as the underlying security.

VARIABLE AND FLOATING RATE OBLIGATIONS

A fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

EXCHANGE TRADED FUNDS ("ETFS")

A fund may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies.

LENDING SECURITIES

Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. Each Fund entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, "Morgan Stanley") which permits a Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

In order to help ensure the availability of suitable securities, a fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a fund's total assets that may be committed to such transactions.

Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a fund will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.

MORTGAGE DOLLAR ROLLS

A fund (except the Money Market Fund and Lifestyle Portfolios) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund's NAV per share.

ILLIQUID SECURITIES

No Fund (except the Money Market Fund), may invest more than 15% (10% for Money Market Fund) of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Fund may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; and (d) securities of new and early stage companies whose securities are not publicly traded.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees' oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a fund's investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a fund could be adversely affected.

SHORT SALES

A fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

A fund may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund or Portfolio may be required to pay in connection with a short sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES

A Fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

LOAN PARTICIPATIONS AND ASSIGNMENTS

A fund may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in loans and loan participations will subject a Fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a Fund's ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadviser believes to be a fair price.

Corporate loans that a Fund may acquire or in which a Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain of the loan participations or assignments acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a Fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. The effect of prepayments on a Fund's performance may be mitigated by the receipt of prepayment fees, and the Fund's ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

A Fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the LIBOR or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a Fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation will generally increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (i.e. a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution's employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g. an insurance company or government agency) similar risks may arise.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS")

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P's Depository Receipts (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities compromising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of securities.

To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

FIXED INCOME SECURITIES

A fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P's. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.

MARKET CAPITALIZATION WEIGHTED APPROACH

A fund's structure involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, for a variety of factors. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or
(iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadviser may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

RISK FACTORS

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectuses, by owning shares of the Underlying Funds, each Portfolio indirectly invests in the securities and instruments held by the Underlying Funds and bears the same risks as those in which it invests.

EQUITY SECURITIES

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality risk.

INTEREST RATE RISK. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

CREDIT QUALITY RISK. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower-rated fixed income securities are riskier than funds that may invest in higher-rated fixed income securities.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed income securities in the lowest rating category (rated Baa by Moody's or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER-RATED FIXED INCOME SECURITIES

Lower-rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The principal risks of investing in these securities are as follows:

RISK TO PRINCIPAL AND INCOME. Investing in lower-rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

PRICE VOLATILITY. The price of lower-rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

LIQUIDITY. The market for lower-rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher-rated securities.

ADDITIONAL RISKS REGARDING LOWER-RATED CORPORATE FIXED INCOME SECURITIES. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities.

Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER-RATED FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Lower-rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

SURVIVAL OF SMALL OR UNSEASONED COMPANIES. Companies that are small or unseasoned (i.e., less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

CHANGES IN EARNINGS AND BUSINESS PROSPECTS. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

LIQUIDITY. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

IMPACT OF BUYING OR SELLING SHARES. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

PUBLICLY AVAILABLE INFORMATION. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

MEDIUM SIZE COMPANIES. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

CURRENCY FLUCTUATIONS. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

POLITICAL AND ECONOMIC CONDITIONS. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

REMOVAL OF PROCEEDS OF INVESTMENTS FROM A FOREIGN COUNTRY. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

NATIONALIZATION OF ASSETS. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

SETTLEMENT OF SALES. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

INVESTOR PROTECTION STANDARDS. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

FUND OF FUNDS RISK FACTORS

Each Portfolio is a fund of funds and may invest in shares of the Underlying Funds. The following discussion provides information on the risks of investing in a Portfolio.

As permitted by Section 12 of the 1940 Act, the Portfolios invest in Underlying Funds and may reallocate or rebalance assets among the Underlying Funds.

From time to time, one or more of the Underlying Funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of a Portfolio ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global U.S.A."). Shareholders should note that Rebalancings may affect the Underlying Funds. The Underlying Funds subject to redemptions by a Portfolio may find it necessary to sell securities; and the Underlying Funds that receive additional cash from a Portfolio will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Portfolio owns, redeems, or invests in, a substantial portion of an Underlying Fund. Rebalancings could affect the Underlying Funds which could adversely affect their performance and, therefore, the performance of the Portfolios.

Both the Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the Underlying Funds and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of each Portfolio. However, there is no guarantee that the Adviser and MFC Global U.S.A. will be successful in doing so.

Possible Adverse Effects of Rebalancings on the Underlying Funds:

1. The Underlying Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the Underlying Funds.

3. When a Portfolio owns a substantial portion of an Underlying Fund, a large redemption by the Portfolio could cause that Underlying Fund's expenses to increase and could result in its portfolio becoming too small to be economically viable.

4. Rebalancings could accelerate the realization of taxable capital gains in the Underlying Funds subject to large redemptions if sales of securities results in capital gains.

Both the Portfolios and the Funds are managed by the Adviser. MFC Global U.S.A., which is an affiliate of the Adviser, is the subadviser to each Portfolio and to certain of the Funds. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Portfolios and the Funds and MFC Global U.S.A. has the responsibility to manage both the Portfolios and certain of the Funds. The Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the Funds and attempt to minimize any adverse effect of the Rebalancings on the Underlying Funds, consistent with pursuing the investment objective of each Portfolio.

With respect to Rebalancings, shareholders should also note that MFC Global U.S.A. as the subadviser to both the Portfolios and certain of the Funds, may appear to have incentive to allocate more Portfolio assets to those Funds that it subadvises. However, the Adviser believes it has no financial incentive since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all Underlying Funds although the Adviser's ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global U.S.A. The Adviser will monitor MFC Global U.S.A.'s allocation of Portfolio assets to the Funds to attempt to ensure that assets are not allocated to other MFC Global U.S.A. subadvised portfolios unless it is in the best interest of the Portfolio to do so. In addition, prior to appointing MFC Global U.S.A. as subadviser to a Fund, the Board of Trustees will consider the affiliation between the Adviser and MFC Global U.S.A. as one of its factors in approving such appointment.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to a fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

COLLATERALIZED MORTGAGE OBLIGATIONS. A Fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

ASSET-BACKED SECURITIES. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

-    declines in the value of real estate;

-    risks related to general and local economic conditions;

-    possible lack of availability of mortgage funds;

-    overbuilding;

-    extended vacancies of properties;

-    increased competition;

-    increases in property taxes and operating expenses;

-    change in zoning laws;

-    losses due to costs resulting from the clean-up of environmental problems;

- liability to third parties for damages resulting from environmental problems;

-    casualty or condemnation losses;

-    limitations on rents;

-    changes in neighborhood values and the appeal of properties to tenants; and

-    changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts ("REITs") including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" for a discussion of the risks associated with investments in these companies.

INDUSTRY OR SECTOR INVESTING

When a fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

INTERNET-RELATED INVESTMENTS. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

FINANCIAL SERVICES INDUSTRY. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

BANKING. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

INSURANCE. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

OTHER FINANCIAL SERVICES COMPANIES. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

TELECOMMUNICATIONS. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both Federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

UTILITIES. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

HEALTH SCIENCES. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

INITIAL PUBLIC OFFERINGS ("IPOS")

A Fund may invest a portion of their assets in shares of IPOs, consistent with their investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. GOVERNMENT SECURITIES

A fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include the Fannie Mae, the FHLBs and the Freddie Mac.

HIGH YIELD (HIGH RISK) SECURITIES

GENERAL. A fund may invest in high yield (high risk) securities, consistent with their investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also have greater risks than higher-rated securities as described below.

INTEREST RATE RISK. To the extent a fund invests primarily in fixed income securities, the NAV of the fund's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed income fund generally rise. Conversely, when interest rates rise, the value of a fixed income fund will decline.

LIQUIDITY. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.

Less liquid secondary markets may also affect a fund's ability to sell securities at their fair value. A Fund (except the Money Market Fund) may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose Funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

-    the obligor's balance of payments, including export performance;

-    the obligor's access to international credits and investments;

-    fluctuations in interest rates; and

-    the extent of the obligor's foreign reserves.

OBLIGOR'S BALANCE OF PAYMENTS. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

OBLIGOR'S ACCESS TO INTERNATIONAL CREDITS AND INVESTMENTS. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

OBLIGOR'S FLUCTUATIONS IN INTEREST RATES. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

OBLIGOR'S FOREIGN RESERVES. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

THE CONSEQUENCES OF A DEFAULT. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

- reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

-    obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

SECURITIES IN THE LOWEST RATING CATEGORIES. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P. These securities are rated Caa or lower by Moody's or CCC or lower by S&P. These securities are considered to have the following characteristics:

-    extremely poor prospects of ever attaining any real investment standing;

-    current identifiable vulnerability to default;

- unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

- are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

-    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a fund, consistent with their investment objectives and policies, are described below:

- exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

-    financial futures contracts (including stock index futures);

-    interest rate transactions*;

-    currency transactions**;

- swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

-    structured notes, including hybrid or "index" securities.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may be used for the following purposes:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

-    to protect a fund's unrealized gains in the value of its securities;

-    to facilitate the sale of a fund's securities for investment purposes;

-    to manage the effective maturity or duration of a fund's securities;

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under "Use of Segregated and Other Special Accounts."

PUT OPTIONS. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

RISK OF SELLING PUT OPTIONS. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

CALL OPTIONS. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund's purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

PARTIAL HEDGE OR INCOME TO THE FUND. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund's income. Similarly, the sale of put options can also provide fund gains.

COVERING OF OPTIONS. All call options sold by a fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

RISK OF SELLING CALL OPTIONS. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

EXCHANGE-LISTED OPTIONS. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

-    insufficient trading interest in certain options;

-    restrictions on transactions imposed by an exchange;

- trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

-    interruption of the normal operations of the OCC or an exchange;

- inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

- a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC OPTIONS. OCT options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC's staff, OTC options purchased by a fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

TYPES OF OPTIONS THAT MAY BE PURCHASED. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A fund reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

-    as a hedge against anticipated interest rate, currency or market changes;

-    for duration management;

-    for risk management purposes; and

-    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle", such as Eurodollar, UK 90 day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund's daily marked to market
(net) obligation, if any, (in other words, the fund's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

USE WILL BE CONSISTENT WITH APPLICABLE REGULATORY REQUIREMENTS. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

MARGIN. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

SETTLEMENT. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

VALUE OF FUTURES CONTRACTS SOLD BY A FUND. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund's securities.

STOCK INDEX FUTURES

DEFINITION. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

USES OF INDEX FUTURES. Below are some examples of how Index Futures may be used:

- In connection with a fund's investment in common stocks, a fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

- A fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the fund's pending investment in such stocks when they do become available.

- Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a fund.

- A fund may also invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. None of the funds will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

A fund may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, a fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

DESCRIPTION OF OPTIONS ON FINANCIAL INDICES. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

A fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be "covered". A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund's net liability under the two options. Therefore, a fund's liability for such a covered option is generally limited to the difference between the amounts of the fund's liability under the option written by the fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

-    forward currency contracts;

-    exchange-listed currency futures contracts and options thereon;

-    exchange-listed and OTC options on currencies; and

-    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under "Swap Agreements and Options on Swap Agreements." A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

A fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

A fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, its custodian will place segregated assets in a segregated account of the fund in an amount not less than the value of the fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

TRANSACTION HEDGING. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

POSITION HEDGING. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

CROSS HEDGING. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other Fund transactions, as discussed below under "Risk Factors." If a Fund or Portfolio enters into a currency hedging transaction, the Fund or Portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's objective.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The fund may also enter into options on swap agreements ("Swap Options").

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a fund's investment objectives and general investment polices, a fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A FUND MAY ALSO ENTER INTO SWAP OPTIONS. A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund may also write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of liquid assets, to avoid any potential leveraging of a fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a fund's investment restriction concerning senior securities. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

A fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund's portfolio. Such segregation or "earmarking" will not limit the fund's exposure to loss.

Whether a fund's use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

To qualify for this exemption, a swap agreement must be entered into by "eligible participants", which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

EURODOLLAR INSTRUMENTS

A fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging and Other Strategic Transactions have special risks associated with them, including:

-    possible default by the counterparty to the transaction;

-    markets for the securities used in these transactions could be illiquid;
     and

- to the extent the subadviser's assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the Fund.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a fund's NAV, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

OPTIONS AND FUTURES TRANSACTIONS. Options transactions are subject to the following additional risks:

- option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

- options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

- The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position.

- Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

CURRENCY HEDGING. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

- Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

- Proxy hedging involves determining the correlation between various currencies. If the subadviser's determination of this correlation is incorrect, a fund's losses could be greater than if the proxy hedging were not used.

- Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON CURRENCY FUTURES CONTRACTS. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:

- foreign governmental actions affecting foreign securities, currencies or other instruments;

- less stringent regulation of these transactions in many countries as compared to the United States;

- the lack of clearing mechanisms and related guarantees in some countries for these transactions;

- more limited availability of data on which to make trading decisions than in the United States;

- delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

- the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

-    lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid asset at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

CALL OPTIONS. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

PUT OPTIONS. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC OPTIONS. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

CURRENCY CONTRACTS. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund's obligations or to segregate cash or other liquid assets equal to the amount of the fund's obligations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

SWAPS. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

CAPS, FLOORS AND COLLARS. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which JHF II is subject in implementing the investment policies of the Funds and Portfolios: (a) fundamental; and (b) nonfundamental. Fundamental restrictions may only be changed by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or
(ii) more than 50% of the outstanding shares. Nonfundamental restrictions are subject to change by the Trustees of a Fund and Portfolios without shareholder approval.

When submitting an investment restriction change to the holders of the Fund or Portfolio's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular Fund or

Portfolio if a majority of the outstanding voting securities of the Fund or Portfolio vote for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or Portfolio affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the JHF II.

Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (12) are non-fundamental.

QUANTITATIVE VALUE FUND - FUNDAMENTAL

A Fund or Portfolio may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a Fund or Portfolio is specifically excepted by the terms of a restriction, each Fund or Portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations. (The Funds and Portfolios have determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. banks and savings and loan associations.)

- For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund or Portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund or Portfolio, except that up to 25% of the value of each Fund or Portfolio's total assets may be invested without regard to these restrictions.

(3) Borrow money, except that each Fund or Portfolio may borrow: (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund or Portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings); and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Fund or Portfolio may be considered an underwriter under the 1933 Act in selling Fund or Portfolio securities.

(5) Purchase or sell real estate, except that each Fund or Portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds or Portfolios may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each Fund or Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each Fund or Portfolio may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the Fund or Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions and hedging and other strategic transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency, futures transactions, and hedging and other strategic transactions will not be deemed to involve loans of securities.

FLOATING RATE INCOME FUND AND GLOBAL ASSET ALLOCATION FUND - FUNDAMENTAL

A Fund may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.)

In addition, unless a Fund is specifically excepted by the terms of a restriction:

(1) Concentration

Each Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) Diversification

Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Borrowing

Each Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Underwriting

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) Real Estate

Each Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(6) Commodities

Each Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpretedor modified by regulatory authority having jurisdiction, from time to time.

(7) Loans

Each Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) Senior Securities

Each Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

ALL FUNDS - NON-FUNDAMENTAL

Unless a Fund or Portfolio is specifically excepted by the terms of a restriction, each Fund or Portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.

(11) Purchase securities for the purpose of exercising control or management.

(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by a fund, except in an amount of not more than 10%* of the value of the fund's total assets and then only to secure borrowings permitted by restrictions (3) and
(10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

*    33 1/3% in the case of the Quantitative Value Fund.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadviser's assessment of the security), or change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund's investment portfolio, resulting from market fluctuations or other changes in a fund's total assets will not require a fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less).

THOSE RESPONSIBLE FOR MANAGEMENT

The business of JHF II, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" of the Funds or Portfolios (as defined by the 1940 Act) (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and Portfolios and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHF II are also officers or Directors of the Adviser, or officers or Directors of the principal distributor to the funds, John Hancock Funds, LLC (the "Distributor"). The tables below present certain information regarding the Trustees and officers of JHF II, including their principal occupations. Each Trustee oversees all Funds and Portfolios of JHF II, and some Trustees also oversee other funds in the John Hancock fund complex. As of August 31, 2007, the John Hancock fund complex consisted of 262 funds (including separate series of series mutual funds): JHF II (97 funds), John Hancock Funds III (10 funds); John Hancock Trust (102 funds); and 53 other John Hancock funds (the "John Hancock Fund Complex").

INDEPENDENT TRUSTEES

                                                                                         NUMBER OF FUNDS IN
NAME, ADDRESS           POSITION(S) HELD   PRINCIPAL OCCUPATION(S) AND OTHER             FUND COMPLEX
AND BIRTH YEAR          WITH FUND (1)      DIRECTORSHIPS DURING PAST 5 YEARS             OVERSEEN BY TRUSTEE
--------------          ----------------   -------------------------------------------   -------------------
Charles L. Bardelis     Trustee            Director, Island Commuter Corp. (Marine               209
601 Congress Street     (since 2005)       Transport).
Boston, MA 02210
Born: 1941                                 Trustee of John Hancock Trust (since 1988).

Peter S. Burgess        Trustee (since     Consultant (financial, accounting and                 209
601 Congress Street     2005)              auditing matters (since 1999);  Certified
Boston, MA 02210                           Public Accountant;  Partner, Arthur
Born: 1942                                 Andersen (prior to 1999).

                                           Director of the following publicly traded
                                           companies: PMA Capital Corporation (since
                                           2004) and Lincoln Educational Services
                                           Corporation (since 2004).

                                           Trustee of John Hancock Trust (since 2005).

Elizabeth G. Cook       Trustee            Expressive Arts Therapist, Massachusetts              209
601 Congress Street     (since 2005)       General Hospital (September 2001 to
Boston, MA 02210                           present); Expressive Arts Therapist, Dana
Born: 1937                                 Farber Cancer Institute (September 2000 to
                                           January 2004); President, The Advertising
                                           Club of Greater Boston.

                                           Trustee of John Hancock Trust (since 2005).

Hassell H. McClellan    Trustee            Associate Professor, The Wallace E. Carroll           209
601 Congress Street     (since 2005)       School of Management, Boston College.
Boston, MA 02210
Born: 1945                                 Trustee of John Hancock Trust (since 2005).

James. M. Oates         Trustee            Managing Director, Wydown Group (financial            209
601 Congress Street,    (since 2005)       consulting firm)(since 1994); Chairman,
Boston, MA 02210-2801                      Emerson Investment Management, Inc. (since
Born: 1946                                 2000); Chairman, Hudson Castle Group, Inc.
                                           (formerly IBEX Capital Markets, Inc.)
                                           (financial services company) (1997 - 2006);
                                           Independent Chairman, Hudson Castle Group,
                                           Inc. (since 2007)

                                           Director of the following publicly traded
                                           companies: Stifel Financial (since 1996);
                                           and Connecticut River Bancorp, Director
                                           (since 1998).

                                           Trustee of John Hancock Trust (since 2004).

E- Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

JHF II from time to time changes subadvisers or engages new subadvisers to the portfolios. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. During 2005 and 2006, the following independent Trustee (or one of his immediate family members) owned shares (the value of which exceeded $120,000) of a subadviser (or their controlling parent company). Prior to joining the Board in June 2005, Peter S. Burgess and a trust of which he was a trustee owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC) and Citigroup, Inc. (controlling parent of Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited as of the time of the purchase by Mr. Burgess).

INTERESTED TRUSTEE

                                                                                         NUMBER OF FUNDS IN
NAME, ADDRESS           POSITION(S) HELD   PRINCIPAL OCCUPATION(S) AND OTHER             FUND COMPLEX
AND BIRTH YEAR          WITH FUND (2)      DIRECTORSHIPS DURING PAST 5 YEARS             OVERSEEN BY TRUSTEE
--------------          ----------------   -------------------------------------------   -------------------
James R. Boyle (1)      Trustee            President, John Hancock Annuities;                    262
601 Congress Street     (since 2005)       Executive Vice President, John Hancock
Boston, MA 02210                           Life Insurance Company (since June, 2004);
Born: 1959                                 President U.S. Annuities; Senior Vice
                                           President, The Manufacturers Life
                                           Insurance Company (U.S.A) (prior to 2004).

(1) The Trustee is an "interested person" (as defined in the 1940 Act) due to his prior position with MFC (or its affiliates), the ultimate controlling parent of the Adviser.

(2) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                         NUMBER OF FUNDS IN
NAME, YEAR OF BIRTH,    POSITION(S) HELD   OFFICER   PRINCIPAL OCCUPATION(S) AND OTHER   FUND COMPLEX
AND ADDRESS (1)         WITH THE TRUST     SINCE     DIRECTORSHIPS DURING PAST 5 YEARS   OVERSEEN BY TRUSTEE
--------------------    ----------------   -------   ---------------------------------   -------------------
Keith F. Hartstein      President and      (since    Senior Vice President, Manulife             N/A
Born: 1956              Chief              2005)     Financial Corporation (since
                        Executive                    2004); Director, President and
                        Officer                      Chief Executive Officer, the
                                                     Adviser, The Berkeley Group, John
                                                     Hancock Funds, LLC (since 2005);
                                                     Director, MFC Global Investment
                                                     Management (U.S.), LLC ("MFC
                                                     Global (U.S.)") (since 2005);
                                                     Director, John Hancock Signature
                                                     Services, Inc. (since 2005);
                                                     President and Chief Executive
                                                     Officer, John Hancock Investment
                                                     Management Services, LLC (since
                                                     2006); President and Chief
                                                     Executive Officer, John Hancock
                                                     Funds II, John Hancock Funds III,
                                                     and John Hancock Trust; Director,
                                                     Chairman and President, NM
                                                     Capital Management, Inc. (since
                                                     2005); Chairman, Investment
                                                     Company Institute Sales Force
                                                     Marketing Committee (since 2003);

                                                     Director, President and Chief
                                                     Executive Officer, MFC Global
                                                     (U.S.) (2005-2006); Executive
                                                     Vice President, John Hancock
                                                     Funds, LLC (until 2005);

Thomas M. Kinzler       Secretary and      (since    Vice President and Counsel for              N/A
Born: 1955              Chief Legal        2006)     John Hancock Life Insurance
                        Officer                      Company (U.S.A.) (since 2006);
                                                     Secretary and Chief Legal
                                                     Officer, John Hancock Funds, John
                                                     Hancock Funds II, John Hancock
                                                     Funds III and John Hancock Trust
                                                     (since 2006); Vice President and
                                                     Associate General Counsel for
                                                     Massachusetts Mutual Life
                                                     Insurance Company (1999-2006);
                                                     Secretary and Chief Legal Counsel
                                                     for MML Series Investment Fund
                                                     (2000-2006); Secretary and Chief
                                                     Legal Counsel for MassMutual
                                                     Institutional Funds (2000-2004);
                                                     Secretary and Chief Legal Counsel
                                                     for MassMutual Select Funds and
                                                     MassMutual Premier Funds
                                                     (2004-2006).

Francis V. Knox, Jr.    Chief              (since    Vice President and Chief                    N/A
Born: 1947              Compliance         2005)     Compliance Officer, John Hancock
                        Officer                      Investment Management Services,
                                                     LLC, the Adviser and MFC Global
                                                     (U.S.) (since 2005); Chief
                                                     Compliance Officer, John Hancock
                                                     Funds, John Hancock Funds II,
                                                     John Hancock Funds III and John
                                                     Hancock Trust (since 2005); Vice
                                                     President and Assistant
                                                     Treasurer, Fidelity Group of
                                                     Funds (until 2004); Vice
                                                     President and Ethics & Compliance
                                                     Officer, Fidelity Investments
                                                     (until 2001).

Gordon M. Shone         Treasurer          (since    Treasurer, John Hancock Funds               N/A
Born: 1956                                 2005)     (since 2006); John Hancock Funds
                                                     II, John Hancock Funds III and
                                                     John Hancock Trust (since 2005);
                                                     Vice President and Chief
                                                     Financial Officer, John Hancock
                                                     Trust (2003-2005); Senior Vice
                                                     President, John Hancock Life
                                                     Insurance Company (U.S.A.) (since
                                                     2001); Vice President, John
                                                     Hancock Investment Management
                                                     Services, Inc. and John Hancock
                                                     Advisers, LLC (since 2006), The
                                                     Manufacturers Life Insurance
                                                     Company (U.S.A.) (1998-2000).

John G. Vrysen          Chief              (since    Senior Vice President, Manulife             N/A
Born: 1955              Operating          2007)     Financial Corporation (since
                        Officer                      2006); Director, Executive Vice
                                                     President and Chief Operating
                                                     Officer, the Adviser, The
                                                     Berkeley Group and John Hancock
                                                     Funds, LLC (June 2007-Present);
                                                     Chief Operating Officer, John
                                                     Hancock Funds, John Hancock Funds
                                                     II, John Hancock Funds III, John
                                                     Hancock Trust (June 2007 to
                                                     Present);

                                                     Director, Executive Vice
                                                     President, and Chief Financial
                                                     Officer, the Adviser, The
                                                     Berkeley Group and John Hancock
                                                     Funds, LLC (until June 2007);
                                                     Executive Vice President and
                                                     Chief Financial Officer, John
                                                     Hancock Investment Management
                                                     Services, LLC (since 2005), Vice
                                                     President and Chief Financial
                                                     Officer, MFC Global (U.S.) (since
                                                     2005); Director, John Hancock
                                                     Signature Services, Inc. (since
                                                     2005); Chief Financial Officer,
                                                     John Hancock Funds, John Hancock
                                                     Funds II, John Hancock Funds III,
                                                     John Hancock Trust (2005-June
                                                     2007 ); Vice President and
                                                     General Manager, Fixed Annuities,
                                                     U.S. Wealth Management (until
                                                     2005); Vice President, Operations
                                                     Manulife Wood Logan (2000-2004).

Charles A. Rizzo        Chief              (since    Chief Financial Officer, John               N/A
Born: 1959              Financial          2007)     Hancock Funds, John Hancock Funds
                        Officer                      II, John Hancock Funds III and
                                                     John Hancock Trust (June
                                                     2007-Present); Assistant
                                                     Treasurer, Goldman Sachs Mutual
                                                     Fund Complex (registered
                                                     investment companies) (2005-June
                                                     2007); Vice President, Goldman
                                                     Sachs (2005-June 2007); Managing
                                                     Director and Treasurer of Scudder
                                                     Funds, Deutsche Asset Management
                                                     (2003-2005); Director, Tax and
                                                     Financial Reporting, Deutsche
                                                     Asset Management (2002-2003);
                                                     Vice President and Treasurer,
                                                     Deutsche Global Fund Services
                                                     (1999-2002).

(1) Business address for the officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

BOARD COMMITTEES

At its initial meeting on August 23, 2005, the Board established the following committees: (i) an Audit Committee composed solely of Independent Trustees (Messrs. Burgess, Bardelis and Oates); (ii) a Nominating Committee composed of all of the Independent Trustees; (iii) a Compliance Committee composed solely of Independent Trustees (Ms. Cook and Mr. McClellan) (the interested Trustees may serve as ex-officio members); and (iv) three Investment Committees, each composed solely of Independent Trustees (with the interested Trustees and the President of JHF II serving as ex-officio members in certain cases). For the fiscal year ended August 31, 2007, the Audit Committee, Compliance Committee and each of the Investment Committees held six (6) meetings; the Nominating Committee held one (1) meeting.

AUDIT COMMITTEE. The Audit Committee reviews the internal and external accounting and auditing procedures of JHF II and, among other things, considers the selection of independent accountants for JHF II, approves all significant services proposed to be performed by the independent accountants and considers the possible effect of such services on the independent accountants' independence.

NOMINATING COMMITTEE. The Nominating Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board. The Nominating Committee will consider candidates recommended by JHF II shareholders or group annuity contract owners investing in JHF II through insurance company separate accounts. Such candidates will be considered in the same manner as candidates recommended by other sources. Names of candidates recommended by shareholders or group annuity contract owners may be submitted to the

Secretary of JHF II at 601 Congress Street, Boston, Massachusetts 02210, along with relevant biographical information.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds and Portfolios, with consideration being given to the person's business, academic or other experience and education and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, group annuity contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

COMPLIANCE COMMITTEE. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHF II, including the annual report of the Chief Compliance Officer of JHF II regarding its compliance program, matters relating to the pricing of the Funds and Portfolios, the Codes of Ethics of JHF II, the Adviser, the subadviser and regulatory changes.

INVESTMENT COMMITTEES. Each of the Investment Committee's subcommittees reviews investment performance and other matters relating to a particular group of Funds and Portfolios and the subadvisers to those Funds and Portfolios.

Compensation of Trustees and Officers

The following table provides information regarding the compensation paid by JHF II and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Each Trustee is paid an annual retainer of $40,000, plus $4,000 for attendance at each meeting of the Trustees that they attend in person. Each Trustee is reimbursed for travel and other out of pocket expenses incurred in attending meetings. The Board chairman receives a $30,000 annual retainer. The Chairman of the Audit Committee receives a $5,000 annual retainer. The Chairman of the Compliance Committee receives a $2,500 annual retainer. JHF II does not pay any remuneration to any Trustee who is an officer or employee of the Adviser or its affiliates. Of the officers listed above, the President is furnished to JHF II pursuant to the Advisory Agreement described below and receives no compensation from JHF II. The other named officers receive compensation from JHF II, but none is expected to receive compensation from JHF II for the current fiscal year in excess of $60,000. The officers of JHF II may spend only a portion of their time on the affairs of JHF II.

                                Compensation Table (1)

                                                  TOTAL COMPENSATION FROM
                                                          JHF II
                       TOTAL COMPENSATION FROM   AND THE JOHN HANCOCK FUND
NAME OF TRUSTEE                 JHF II                  COMPLEX (2)
---------------        -----------------------   -------------------------
INDEPENDENT TRUSTEES
Charles L. Bardelis            $45,000                    $147,600
Peter S. Burgess               $45,000                    $147,600
Elizabeth Cook                 $45,000                    $147,600
Hassell H. McClellan           $45,000                    $147,600
James M. Oates                 $53,334                    $193,434

INTERESTED TRUSTEE
James R. Boyle                 $     0                    $      0

(1) Compensation received for services as a Trustee. JHF II does not have a pension or retirement plan for any of its Trustees or officers. In addition, JHF II does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the Funds in the John Hancock Fund Complex that participates in the Plan.

(2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the fiscal year ended August 31, 2006.

TRUSTEE OWNERSHIP OF SHARES OF THE FUNDS

The table below lists the amount of securities of each Fund beneficially owned by each Trustee as of November 30, 2007, including the Floating Rate Income Fund and Global Asset Allocation Fund, which have not commenced operations. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

                                           INDEPENDENT TRUSTEES                       AFFILIATED
                       ------------------------------------------------------------     TRUSTEE
                       CHARLES L.   PETER S.   ELIZABETH G.   HASSELL H.   JAMES M.    JAMES M.
FUND                    BARDELIS     BURGESS       COOK        MCCLELLAN     OATES       BOYLE
----                   ----------   --------   ------------   ----------   --------   ----------
Floating Rate Income
   Fund                    N/A         N/A          N/A           N/A         N/A         N/A
Global Asset
   Allocation Fund         N/A         N/A          N/A           N/A         N/A         N/A
Quantitative Value
   Fund                    N/A         N/A          N/A           N/A         N/A         N/A

* Information about Board approval of the Advisory and subadvisory agreements is available in the Annual/semi-annual reports.

SHAREHOLDERS OF JHF II

As of November 30, 2007, all the Class 1 shares were held by John Hancock Life Insurance Company (U.S.A.) (JHLICO U.S.A.") (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New
York) on behalf of certain of their separate accounts that are used to fund group annuity contracts issued to qualified retirement plans and that are not registered under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act. All the Class NAV shares are held by the five Lifestyle Portfolios, the ten Lifecycle Portfolios and the one Absolute Return Portfolio.

JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York. Its principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of JHLICO (U.S.A.)

and JHLICO New York is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. MFC is the holding company of Manulife and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of November 30, 2007, the Trustees and officers of Three Funds, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each such fund.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

THE ADVISORY AGREEMENT

Each Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of each Fund and Portfolio's operations except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Funds and Portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each Fund and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Adviser may elect directly to manage the investment and reinvestment of the assets of the Funds and Portfolios, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.

JHF II bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Funds and Portfolios); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

ADVISER COMPENSATION. As compensation for its services, the Adviser receives a fee from the Funds and Portfolios, computed separately for each. The fee for each Fund and Portfolio is stated as an annual percentage of the current value of the "aggregate net assets" of the Fund. "Aggregate net assets" of a Fund and Portfolio include the net assets of the Fund and in most cases the net assets of one or more other Funds (or portions thereof), but in each case only for the period during which the subadviser to the Fund also serves as the subadviser to the other Fund(s) (or portions thereof). The fee for each Fund or Portfolio is based on the applicable annual rate for it which for each day is equal to: (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by; (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for each Fund or Portfolio is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund or Portfolio. The management fees each Fund and Portfolio currently is obligated to pay the Adviser are as set forth in the prospectuses.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund's annual expenses fall below this limit.

Securities held by a fund may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a fund or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

THE SUBADVISORY AGREEMENTS

DUTIES OF THE SUBADVISERS. Under the terms of each of the current subadvisory agreements, the subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of JHF II's Board of Trustees and the Adviser. The subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the fund's prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees with respect to the implementation of such programs. Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

SUBADVISORY FEES. As compensation for their services, the subadvisers receive fees from the Adviser computed separately for each Fund.

ADDITIONAL INFORMATION APPLICABLE TO SUBADVISORY AGREEMENTS

TERM OF EACH SUBADVISORY AGREEMENT. Each Subadvisory Agreement will initially continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that Fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other Fund affected by the Agreement; or (b) all of the Funds of JHF II.

FAILURE OF SHAREHOLDERS TO APPROVE CONTINUANCE OF ANY SUBADVISORY AGREEMENT. If the outstanding voting securities of any Fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to such Fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadviser, or other definitive action.

TERMINATION OF THE AGREEMENTS. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the relevant Fund. The following parties may terminate the agreements:

-    the Board of Trustees of a Fund;

- with respect to any Fund, a majority of the outstanding voting securities of such Fund;

-    the Adviser; and

-    the respective subadviser.

The Subadvisory Agreements will automatically terminate in the event of their assignment.

AMENDMENTS TO THE AGREEMENTS. The subadvisory agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Fund (except as noted below) and by the vote of a majority of the Independent Trustees of the applicable Fund, the Adviser or the subadviser.

The required shareholder approval of any amendment shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other Fund affected by the amendment; or (b) all the Funds of JHF II.

As noted under "Subadvisory Arrangements" in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

A discussion regarding the basis for the Board of Trustees' most recent approval of the investment advisory and subadvisory agreements of most of the Funds and Portfolios is available in the annual report to shareholders for the period ended August 31, 2007 and, with respect to the Floating Rate Income Fund and Global Asset Allocation Fund, will be available in the semi-annual report to shareholders for the six months ending February 28, 2008.

OTHER SERVICES

PROXY VOTING. Each Fund's proxy voting policies and procedures (the "JHF II's Procedures") delegate to the subadviser of each Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with the subadviser's proxy voting policies and procedures. A subadviser has a duty to vote or not vote such proxies in the best interests of the Fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. Complete descriptions of the JHF II's Procedures and the proxy voting procedures of each of the subadvisers are set forth in Appendix D to this SAI.

It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when a Fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadviser becomes aware of a material conflict of interest, JHF II's Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers' proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

(a)  voting pursuant to the recommendation of a third party voting service;

(b)  voting pursuant to pre-determined voting guidelines; or

(c)  referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix D. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although the subadvisers have a duty to vote all proxies on behalf of the Fund it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the Fund to vote the proxies. The subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available:
(1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone); and (2) on the SEC's Web site at www.sec.gov.

DISTRIBUTION AGREEMENTS

Each Fund has a Distribution Agreement with John Hancock Funds, LLC, the Distributor. Under the agreement, the Distributor, located at 601 Congress Street, Boston, MA 02210-2805, is obligated to use its best efforts to sell shares of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisers ("Selling Firms") that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Distributor accepts orders for the purchase of the shares of the Funds and Portfolios that are continually offered at NAV next determined, plus any applicable sales charge, if any.

JHF II's Trustees adopted Distribution Plans with respect to each class of shares (other than Class NAV shares) pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Under the 12b-1 Plans, the Funds and Portfolios will pay distribution and service fees at an aggregate annual rate of up to 0.05% for Class 1 of the fund's average daily net assets attributable to shares of the respective class of shares. However, the service fees will not exceed 0.25% of the fund's average daily net assets attributable to each class of shares. The distribution fees under the 12b-1 Plans will be paid to the Distributor. The Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees under the 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares 12b-1 Plans may also be used for certain shareholder and administrative services.

The 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the 12b-1 Plans.

Pursuant to the 12b-1 Plans, at least quarterly, the Distributor provides the Adviser with a written report of the amounts expended under the 12b-1 Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The 12b-1 Plans provide that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The 12b-1 Plans provide that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and
(b) by a vote of a majority of each fund's outstanding shares of the applicable class upon 60 days' written notice to the Distributor. The 12b-1 Plans further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the relevant fund which has voting rights with respect to the 12b-1 Plans. The 12b-1 Plans provide that no material amendment to the 12b-1 Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the relevant fund. The holders of Class 1 shares have exclusive voting rights with respect to the 12b-1 Plans applicable to their class of shares. In adopting the 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the 12b-1 Plans will benefit the holders of the applicable classes of shares of each Fund.

Class NAV shares of the Funds are not subject to any 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class NAV shares will be paid by the Adviser or by the Distributor and will not be paid from the fees paid under the 12b-1 Plan for any other class of shares.

Amounts paid to the Distributor by any class of shares of a fund will not be used to pay the expenses incurred with respect to any other class of shares of that fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each Fund in proportion to the relative NAV of the participating Fund.

The 12b-1 Plan recognizes that the Adviser may use its management fee revenue under the Advisory Agreement with the Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a fund to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the 12b-1 Plan.

SALES COMPENSATION

As part of their business strategy, the Funds and Portfolios, along with the Distributor, pay compensation to Selling Firms that sell the Funds' shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the funds are: (1) the 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund's assets; and (2), in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and the 12b-1 fees are detailed in the Prospectus and under "Distribution Agreements," "Initial Sales Charge on Class A Shares" and "Deferred Sales Charge on Class B and Class C Shares" in this SAI. For Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.

INITIAL COMPENSATION. Whenever you make an investment in Class A, Class B or Class C shares of a Fund, the Selling Firm receives a reallowance/payment/commission as described in the section "First Year Broker or Other Selling Firm Compensation." The Selling Firm also receives the first year's 12b-1 service fee at that time.

ANNUAL COMPENSATION. For Class A, Class B and Class C shares of a Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.75% of its average daily net assets. For Classes R1 and R3 shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.50% of its average daily net assets. For Classes R2 and R4 shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.25% of its average daily net assets. See the table below for the "Selling Firm receives 12b-1 service fees". These service and distribution fees are paid monthly in arrears.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to the Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the 12b-1 Plan.

ROLLOVER PROGRAM COMPENSATION. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in
Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation ("Rollover Compensation") when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial ROTH IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds [0.15% for the John Hancock Money Market Fund] under the rollover program. Rollover Compensation is made in the first year and continues thereafter, monthly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES. Shares of the Funds and Portfolios are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor's efforts to promote the sale of the funds' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor's promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the National Association of Securities Dealers, Inc. ("NASD") have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment:

1st Global Capital Corp.
A. G. Edwards & Sons, Inc.
AIG Financial Advisors, Inc.
Ameriprise Financial Services, Inc.
AXA Advisors, LLC
Berthel, Fisher & Company Financial Services, Inc.
BNY Investment Center Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
Ferris, Baker, Watts Incorporated
First Tennessee Brokerage, Inc.
H.D. Vest Investment Services
ING Financial Partners, Inc.
Investacorp, Inc.
Janney Montgomery Scott LLC
J.J.B. Hilliard, W. L. Lyons, Inc.
Lincoln Financial Advisors Corporation
Linsco/Private Ledger Corp.
Merrill, Lynch, Pierce, Fenner, & Smith Incorporated
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
National Planning Corporation
Oppenheimer & Co., Inc.
Piper Jaffray & Co.
Raymond James & Associates, Inc.
RBC Dain Rauscher Inc.
Securities America, Inc.
Signator Investors, Inc.
Stifel, Nicolaus & Company, Incorporated
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
UVEST Financial Services, Inc.
Wachovia Securities, LLC
Wells Fargo Investments, LLC

The Distributor also has arrangements with intermediaries that are not members of the NASD.

SALES AND ASSET BASED PAYMENTS. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds and Portfolios. The Distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. The Distributor also may make payments to certain firms that sell shares of the Funds and Portfolios for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

OTHER CASH PAYMENTS. From time to time, the Distributor may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Funds and Portfolios. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by Federal or state laws or any self-regulatory agency, such as the NASD. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the Adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the funds.

                 FIRST YEAR BROKER OR OTHER SELLING FIRM COMPENSATION

                                 INVESTOR PAYS
                                 SALES CHARGE     SELLING FIRM      SELLING FIRM
                                (% OF OFFERING      RECEIVES       RECEIVES 12B-1    TOTAL SELLING FIRM
                                    PRICE)       COMMISSION (1)   SERVICE FEE (2)   COMPENSATION (3)(4)
                                --------------   --------------   ---------------   -------------------
CLASS A INVESTMENTS
Up to $49,999                        5.00%            4.01%            0.25%               4.25%
$50,000 - $99,999                    4.50%            3.51%            0.25%               3.75%
$100,000 - $249,999                  3.50%            2.61%            0.25%               2.85%
$250,000 - $499,999                  2.50%            1.86%            0.25%               2.10%
$500,000 - $999,999                  2.00%            1.36%            0.25%               1.60%

INVESTMENTS OF CLASS A SHARES
OF $1 MILLION OR MORE (5)
First $1M-$4,999,999                                  0.75%            0.25%               1.00%
Next $1-$5M above that                                0.25%            0.25%               0.50%
Next $1 or more above that                            0.00%            0.25%               0.25%

CLASS B INVESTMENTS
All amounts                            --             3.75%            0.25%               4.00%

CLASS C INVESTMENTS
All amounts                            --             0.75%            0.25%               1.00%

CLASS R INVESTMENTS (6)
All amounts                          0.00%            0.00%            0.75%               0.75%

CLASS R1 INVESTMENTS (6)
All amounts                          0.00%            0.00%            0.50%               0.50%

CLASS R2 INVESTMENTS (6)
All amounts                          0.00%            0.00%            0.25%               0.25%

CLASS R3 INVESTMENTS (6)
All amounts                          0.00%            0.00%            0.50%               0.50%

CLASS R4 INVESTMENTS (6)
All amounts                          0.00%            0.00%            0.25%               0.25%

CLASS R5 INVESTMENTS
All amounts                          0.00%            0.00%            0.00%               0.00%

CLASS 1 INVESTMENTS (7)
All amounts                          0.00%            0.00%            0.00%               0.00%

CLASS I INVESTMENTS
All amounts                          0.00%            0.00%            0.00%               0.00%

CLASS 5 INVESTMENTS
All amounts                          0.00%            0.00%            0.00%               0.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock funds, the Selling Firm receives 12b-1 fees in the first year as a percentage of average daily net eligible assets. For Selling Firms that roll over assets from a terminated participant's qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, the Selling Firm receives 12b-1 fees in the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. Certain retirement platforms also receive 12b-1 fees in the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. For Class R, R1, R2, R3 and R4 shares, the Selling Firm receives 12b-1 fees effective at the time of purchase as a percentage of average daily assets (paid quarterly in arrears). See "Distribution Contracts" for description of Class R, R1, R2, R3 and R4 Service Plan charges and payments.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4)  Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for a discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

(6) For purchases of Class R, R1, R2, R3, and R4, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee paid quarterly in arrears.

(7) John Hancock Funds, LLC may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Portfolios. This payment may be up to 0.15% of the amount invested.

Contingent deferred sales charge ("CDSC") revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the NAV of a fund's shares, the following procedures are utilized wherever applicable.

For purposes of calculating the NAV per share of each fund, investment transactions are accounted for on a "trade date plus one basis" (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Except for the types of securities described below, securities held by the funds will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the NYSE on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the OTC market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the NYSE.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Funds held by the Lifestyle Portfolios are valued at their NAV as described in the Prospectus under "Valuation of Shares."

NON-NEGOTIABLE SECURITY. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

DEBT INSTRUMENTS WITH REMAINING MATURITIES OF 60 DAYS OR LESS. All Instruments Held by the Money Market Fund. Debt instruments with a remaining maturity of 60 days or less held by each of the funds, other than the Money Market Fund, and all instruments held by the Money Market Fund, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of JHF II has adopted the Policy Regarding Disclosure of Portfolio Holdings, see Appendix B of this SAI, to protect the interests of the shareholders of JHF II and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a fund's subadvisers, principal underwriter or affiliated persons of a fund's Adviser or principal underwriter. JHF II's general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a "need to know" basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHF II applies its policy uniformly to all parties, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.

JHF II posts to its Web site at www.jhfunds.com complete portfolio holdings for a fund thirty (30) days after each calendar month end. A fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of JHF II's fiscal year and on Form N-CSR on the second and fourth quarter ends of JHF II's fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund's portfolio holdings with their annual and semi-annual reports.

Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts

(including bankruptcy courts) or regulators with jurisdiction over JHF II, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHF II's Chief Compliance Officer ("CCO") or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Evare (holdings, daily); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDQ (NAVs, daily); Standard & Poor's (holdings, monthly with 32 day lag); Charles River (holdings and securities details, daily); and DST (NAVs, daily).

The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHF II. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. The CCO's report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHF II, the CCO shall refer the conflict to the Board of Trustees. The Board of Trustees shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of JHF II's shareholders.

The receipt of compensation by a fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

INITIAL SALES CHARGE ON CLASS A SHARES

Class A, Class B and Class C shares of the Funds and Portfolios are offered at a price equal to their NAV plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The funds do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in a fund's best interest.

The sales charges applicable to purchases of Class A shares of a fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class I shares of the John Hancock funds owned by the investor (see "Combination Privilege" and "Accumulation Privilege" below).

IN ORDER TO RECEIVE THE REDUCED SALES CHARGE, THE INVESTOR MUST NOTIFY HIS OR HER FINANCIAL ADVISER AND/OR THE FINANCIAL ADVISER MUST NOTIFY THE FUND'S TRANSFER AGENT, JOHN HANCOCK SIGNATURE SERVICES, INC. ("SIGNATURE SERVICES") AT THE TIME OF PURCHASE OF THE CLASS A SHARES, ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS OWNED BY THE INVESTOR, THE INVESTOR'S SPOUSE AND THEIR CHILDREN UNDER THE AGE OF 21 LIVING IN THE SAME HOUSEHOLD (SEE "COMBINATION AND ACCUMULATION PRIVILEGE" BELOW). THIS INCLUDES INVESTMENTS HELD IN A RETIREMENT ACCOUNT, AN EMPLOYEE BENEFIT PLAN OR AT A BROKER OR FINANCIAL ADVISER OTHER THAN THE ONE HANDLING YOUR CURRENT PURCHASE. SIGNATURE SERVICES WILL CREDIT THE COMBINED VALUE, AT THE CURRENT OFFERING PRICE, OF ALL ELIGIBLE ACCOUNTS TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE. SIGNATURE SERVICES WILL AUTOMATICALLY LINK CERTAIN

ACCOUNTS REGISTERED IN THE SAME CLIENT NAME, WITH THE SAME TAXPAYER IDENTIFICATION NUMBER, FOR THE PURPOSE OF QUALIFYING YOU FOR LOWER INITIAL SALES CHARGE RATES. YOU MUST NOTIFY SIGNATURE SERVICES AND YOUR BROKER-DEALER (FINANCIAL ADVISER) AT THE TIME OF PURCHASE OF ANY ELIGIBLE ACCOUNTS HELD BY YOUR SPOUSE OR CHILDREN UNDER 21, LIVING IN THE SAME HOUSEHOLD IN ORDER TO INSURE THESE ASSETS ARE LINKED TO YOUR ACCOUNTS.

WITHOUT SALES CHARGES. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

- A Trustee or officer of a fund; a Director or officer of the Adviser and its affiliates, subadvisers or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above;

- A broker, dealer, financial planner, consultant, registered investment adviser, trust company or retirement plan administrator that has entered into a signed agreement with John Hancock funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients;

- Individuals transferring assets held in a SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to an IRA;

- Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to a ROTH IRA;

- Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or Simple IRA invested in John Hancock funds back to the original account type from which it was converted.

- Terminating participants rolling over assets held in a pension, profit-sharing or other plan qualified under Section 401(a) or described in
     Section 457(b) of the Internal Revenue Code of 1986, as amended, which is funded by certain John Hancock group annuity contracts, directly to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds, including subsequent investments.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

- A member of a class action lawsuit against insurance companies who is investing settlement proceeds;

- Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information;

-    Retirement plans investing through the PruSolutions (TM) program;

- Participants in certain qualified tuition programs under Section 529 of the Code ("529 Plans") that have a signed agreement with the John Hancock Funds Complex. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due; or

- Participant directed retirement plans with at least 100 eligible employees at the inception of a Fund account that are currently invested in Class A shares of John Hancock funds. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

Amount Invested              CDSC Rate
---------------              ---------
First $1 to $4,999,999         1.00%
Next $1 to $5M above that      0.50%
Next $1 or more above that     0.25%

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in sections 401(a), 403(b), 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.

IN KIND RE-REGISTRATIONS. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

COMBINATION AND ACCUMULATION PRIVILEGES. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

GROUP INVESTMENT PROGRAM. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the Funds in its mailings to its members at a reduced or no cost to the Distributor.

LETTER OF INTENTION. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Each fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These individual retirement accounts include traditional, Roth IRAs and Coverdell ESAs, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) accounts. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his or her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Funds will receive the full amount of the purchase payment.

CONTINGENT DEFERRED SALES CHARGE. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's NAV per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

-    Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                $ 600.00

-    *Minus Appreciation ($12 - $10) x 100 shares                               (200.00)

-    Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)    (120.00)

-    Amount subject to CDSC                                                    $ 280.00

* The appreciation is based on all 100 shares in the account NOT just the shares being redeemed.

Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

- Redemptions made pursuant to a Fund's right to liquidate your account if you own shares worth less than $1,000.

- Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

- Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

- Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

- Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

- Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

- Redemptions of Class A shares by retirement plans that invested through the PruSolutions (SM) program.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the
Code) unless otherwise noted.

- Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

-    Returns of excess contributions made to these plans.

- Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following chart for some examples.

                        401 (A) PLAN
                        (401 (K), MPP,
                        PSP) 457 & 408
TYPE OF                 (SEPS & SIMPLE                                     IRA, IRA
DISTRIBUTION            IRAS)            403 (B)          457              ROLLOVER          NON-RETIREMENT
------------            --------------   --------------   --------------   ---------------   --------------
Death or Disability     Waived           Waived           Waived           Waived            Waived

Over 70 1/2             Waived           Waived           Waived           Waived for        12% of account
                                                                           required          value annually
                                                                           minimum           in periodic
                                                                           distributions*    payments
                                                                           or 12% of
                                                                           account value
                                                                           annually in
                                                                           periodic
                                                                           payments.

Between 59 1/2 and      Waived           Waived           Waived           Waived for Life   12% of account
70 1/2                                                                     Expectancy or     value annually
                                                                           12% of account    in periodic
                                                                           value annually    payments
                                                                           in periodic
                                                                           payments.

Under 59 1/2            Waived for       Waived for       Waived for       Waived for        12% of account
(Class B and Class C    annuity          annuity          annuity          annuity           value annually
only)                   payments (72t)   payments (72t)   payments (72t)   payments (72t)    in periodic
                        or 12% of        or 12% of        or 12% of        or 12% of         payments
                        account value    account value    account value    account value
                        annually in      annually in      annually in      annually in
                        periodic         periodic         periodic         periodic
                        payments.        payments.        payments.        payments.

Loans                   Waived           Waived           N/A              N/A               N/A

Termination of Plan     Not Waived       Not Waived       Not Waived       Not Waived        N/A

Hardships               Waived           Waived           Waived           N/A               N/A

Qualified Domestic      Waived           Waived           Waived           N/A               N/A
Relations Orders

Termination of          Waived           Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age

Return of Excess        Waived           Waived           Waived           Waived            N/A

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 5, 1 AND CLASS NAV SHARES

Class R, R1, R2, R3, R4 and R5 and 5 shares are available to 592 Plans distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including pension, profit-sharing and other plans qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans. Class 5 shares are only available through 529 Plans. Retirement Plans do not include retail and institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs, individual 403(b) plans and other individual retirement plans.

Class 1 shares are sold only to certain exempt separate accounts of JHLIC (U.S.A.) and JHLIC of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

Class NAV shares are sold to the five Lifestyle Portfolios of the Fund: the Lifestyle Aggressive Portfolio, Lifestyle Growth Portfolio, Lifestyle Balanced Portfolio, Lifestyle Moderate Portfolio and Lifestyle Conservative Portfolio; the ten Lifecycle Portfolios of JHF II: Lifecycle 2010 Portfolio, Lifecycle 2015 Portfolio, Lifecycle 2020 Portfolio, Lifecycle 2025 Portfolio, Lifecycle 2030 Portfolio, Lifecycle 2035 Portfolio, Lifecycle 2040 Portfolio, Lifecycle 2045 Portfolio, Lifecycle 2050 Portfolio and Lifecycle Retirement Portfolio; and the Absolute Return Portfolio. Each of the Lifestyle Portfolios, Lifecycle Portfolios and Absolute Return Portfolio is a fund of funds which invests in various other Funds of JHF II and John Hancock Funds III. Class NAV shares are also sold to certain institutional investors.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund's NAV.

JHF II has adopted Procedures Regarding Redemptions in Kind by Affiliates (the "Procedures") to facilitate the efficient and cost effective movement of Fund assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as each fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of fund securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

- the distribution is effected through a pro rata distribution of the distributing fund's portfolio securities;

- the distributed securities are valued in the same manner as they are in computing the Fund's NAV; neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

- the Trustees of the fund, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the Fund.

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE. JHF II permits exchanges of shares of any class for shares of the same class in any other fund within John Hancock Fund Complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I, R, R1, R2, R3, R4 and R5 shares for the same Class of other John Hancock funds or John Hancock Money Market Fund Class A. Investors may exchange shares from Class I, R, R1, R2, R3, R4 or R5 shares into Class A shares of the Money Market Fund.

Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of

Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the fund to a non-John Hancock investment, the one-year CDSC applies.

Under certain circumstances, an investor who purchases Class I Shares in the Funds pursuant to a fee-based, wrap or other investment platform program of certain firms as determined by these Funds may be afforded an opportunity to make a conversion of Class A Shares owned by the investor in the same Fund to Class I Shares of that Fund. Conversion of Class A Shares to Class I Shares of the same Fund in these particular circumstances does not cause the investor to realize taxable gain or loss. See "Additional Information Concerning Taxes" for information regarding taxation upon the redemption or exchange of shares of the Funds.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss. See "Additional Information Concerning Taxes."

SYSTEMATIC WITHDRAWAL PLAN. JHF II permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of fund shares. Since the redemption price of fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

-    The investments will be drawn on or about the day of the month indicated.

- The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

- The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

REINSTATEMENT OR REINVESTMENT PRIVILEGE. If Signature Services and financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of a fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

A fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Additional Information Concerning Taxes".

RETIREMENT PLANS PARTICIPATING IN MERRILL LYNCH'S OR THE PRINCETON RETIREMENT GROUP, INC.'S SERVICING PROGRAMS:

- Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

- For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).

SECTION 403(B)(7) ACCOUNTS:

Section 403(b)(7) of the Internal Revenue Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the "exchanged account") and another contract or custodial account intended to qualify under Section 403(b) (the "replacing account") under the same employer plan (a "Section 403(b) Plan"). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

These Regulations supersede the conditions specified under Rev. Rule 90-24 that were in effect for exchanges of Section 403(b) contracts or accounts prior to September 25, 2007. Due to these Regulations, effective September 25, 2007:

1) The funds will no longer accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2) The funds will no longer accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3) The funds will require certain signed disclosure documentation in the event:

- You established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and

- You direct the fund on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the fund).

In the event that the fund does not receive the required documentation, and you nonetheless direct the fund to proceed with the transfer, the transfer may be treated as a taxable transaction.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Funds and/or the Distributor.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of each Fund and Portfolio. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of ninety seven (97) series. Additional series may be added in the future. The Trustees have also authorized the issuance of fourteen (14) classes of shares of each fund, designated as Class A, Class B, Class C, Class NAV, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I, Class 1 and Class 5. Not all funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, no fund has the intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Funds. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of a fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund shall be liable for the liabilities of any other fund. Furthermore, no fund included in the Fund's Prospectus shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each fund reserves the right to reject any application which conflicts with the fund's internal policies or the policies of any regulatory authority. JHF II does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

JHF II believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund of JHF II does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no fund will be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the Internal Revenue Service issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected.

A "qualified publicly traded partnership" is a publicly traded partnership other than a publicly traded partnership which would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies ("RIC-type income"). Qualified publicly traded partnerships therefore are publicly traded partnerships which derive more than 10% of their gross income from other types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a fund from its investment in a qualified publicly traded partnership which invests in commodities or commodity-linked derivatives will be income satisfying the regulated investment company 90% test only if more than 10% of such partnership's gross income is such commodities-based income. If the commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to a fund investing in such partnership would not be income satisfying the regulated investment company 90% test for the fund's taxable year. In such event, the fund could fail to qualify as a regulated investment company if its income that is not regulated investment company qualifying income exceeds 10% of its gross income for the taxable year.

If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the regulated investment company 90% test is carefully monitored by the Adviser and the subadvisers and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.

The Code was amended in 2004 to allow regulated investment companies to invest up to 25% of their assets in "qualified publicly traded partnerships" and to provide that the net income allocated to a regulated investment company investing in such partnerships would be qualifying income for purposes of the 90% gross income test. In order to maintain its status as a regulated investment company, a fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a regulated investment company is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year's shortfall. A fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company distribution requirements and would be taken into account for purposes of the 4% excise tax.

To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund's assets may be invested in securities (other than United States government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Investment Policies -- Hedging and Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions: (1) will require a fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a "passive foreign investment company" (a "PFIC"), the fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

ADDITIONAL TAX CONSIDERATIONS. If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the fund. The subadvisers have no formula for the distribution of the fund's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The offering of shares of the Funds is continuous.

SELECTION OF BROKERS OR DEALERS TO EFFECT TRADES. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:

-    price, dealer spread or commission, if any;

-    the reliability, integrity and financial condition of the broker-dealer;

-    size of the transaction;

-    difficulty of execution;

-    brokerage and research services provided; and

-    confidentiality and anonymity.

Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the fund and any other accounts managed by the subadviser, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

SOFT DOLLAR CONSIDERATIONS. In selecting brokers and dealers, the subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Subadvisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a subadviser and its affiliates receive such services.

As noted above, a subadviser may purchase new issues of securities for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

-    the value of securities;

-    the advisability of purchasing or selling securities;

-    the availability of securities or purchasers or sellers of securities; and

- analyses and reports concerning: (a) issuers;, (b) industries; (c) securities; (d) economic; political and legal factors and trends; and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

To the extent research services are used by the subadvisers, such services would tend to reduce such party's expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for funds of JHF II, which may not be used in connection with a Fund, will also be available for the benefit of other funds managed by the subadvisers.

ALLOCATION OF TRADES BY THE SUBADVISERS. The subadvisers manage a number of accounts other than the Funds of JHF II. Although investment determinations for the funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the fund believes that its participation in such transactions on balance will produce better overall results for the fund.

AFFILIATED UNDERWRITING TRANSACTIONS BY THE SUBADVISERS. JHF II has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participate. These procedures prohibit a fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

LEGAL AND REGULATORY MATTERS

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and three of its affiliates including the "Distributor (collectively, the "John Hancock Affiliates") reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and one of the John Hancock Affiliates agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. The Distributor and another John Hancock Affiliate agreed to pay disgorgement in the amount of $2,087,477 and prejudgment interest of $359,460 to certain entities advised by the associated John Hancock Affiliates. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, independent registered public accounting firm, has been appointed as the independent registered public accounting for the Funds. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

CUSTODY OF PORTFOLIO SECURITIES

State Street Bank and Trust Company, ("State Street") 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Funds' and Portfolios' assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

JHF II, the Adviser, the Distributor and each subadviser to the Funds and Portfolios have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by a fund.

APPENDIX A

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C: Obligations rated 'BB', 'B', 'CCC' 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and

'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("FITCH")

INVESTMENT GRADE

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'B' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

SPECULATIVE GRADE

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative.

- For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

- For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

- For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

- For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

- For issuers and performing obligations, default of some kind appears probable.

- For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of 'R4' (average) or 'R5' (below average).

C

-    For issuers and performing obligations, default is imminent.

- For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

- the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or CCC-C categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MOODY'S

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD AND POOR'S

Commercial Paper

A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1

This designation indicates that the degress of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings

Standard & Poor's assigns 'dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

OTHER CONSIDERATIONS - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

MOODY'S

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

STANDARD AND POOR'S

Short-Term Issue

A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amoritization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

- Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

APPENDIX B

                             ADOPTED AUGUST 23, 2005

                              JOHN HANCOCK FUNDS II

                             JOHN HANCOCK FUNDS III

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of John Hancock Funds II and John Hancock Funds III (individually, the "Trust" and collectively, the "Trusts") to provide Nonpublic Information regarding portfolio holdings of the Trusts to Nonaffiliated Persons of the Trusts only in the limited circumstances noted below. It is also the policy of the Trusts only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons, on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). The Trusts consider Nonpublic Information regarding portfolio holdings of the Trusts to be confidential and the intent of this policy is to guard against selective disclosure of such information in a manner that would not be in the best interests of shareholders of the Trusts.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the prospectuses of the Trusts or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are persons affiliated with: (a) the Trusts, (b) the Trusts' investment adviser or principal underwriter or any affiliate of either entity, (c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Trust portfolio, the subadviser to the portfolio, or any affiliate of the subadviser, (e) the Trusts' custodian and (f) the Trusts' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

            DISCLOSURE OF PORTFOLIO HOLDINGS TO NONAFFILIATED PERSONS

Subject to the pre-approval of the Trusts' Chief Compliance Officer, the Trusts or their adviser or principal underwriter or any of their subadvisers (or any of their affiliates) may provide Nonpublic Information regarding Trust portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

1. RATING ORGANIZATIONS

Nonpublic Information regarding Trust portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

2. VESTEK (THOMPSON FINANCIAL)

Nonpublic Information regarding Trust portfolio holdings may be provided to Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data for use by the Trust or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

3. PROXY VOTING SERVICES

Nonpublic Information regarding Trust portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to Trust portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

4. COMPUTER SOFTWARE

Nonpublic Information regarding Trust portfolio holdings may be provided to entities providing computer software to the Trust (for example, for the purpose of generating Trust compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

5. COURTS AND REGULATORS

Nonpublic Information regarding Trust portfolio holdings may be provided to any court or regulator with jurisdiction over the Trust, the Trust's adviser or principal underwriter, MFC or any subadviser to a Trust portfolio (or any of their affiliates) if such information is requested by such court or regulator.

6. INSTITUTIONAL TRADERS

Nonpublic Information regarding Trust portfolio holdings (for example, aggregated lists of all fixed income holdings - names only) may be provided to institutional traders to assist in research and trade execution if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.

7. OTHER PERSONS

Nonpublic Information regarding Trust portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Trust or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

             DISCLOSURE OF PORTFOLIO HOLDINGS TO AFFILIATED PERSONS

The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:

(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Trust. In the case of a conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the

Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

                       RESOLUTION OF CONFLICTS OF INTEREST

If the Trust or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Trust portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Trust, on the one hand, and (b) the interests of any affiliated person of the Trust, the Trust's investment adviser (including any subadviser), the Trust's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Trust who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Trust shareholders.

                POSTING OF TRUST PORTFOLIO HOLDINGS ON A WEBSITE

If the Trust desires to post on its website Trust portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then the Trust shall disclose the following in its prospectus:

1. the nature of the information that will be available, including both the date as of which the information will be current (e.g. quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

2. the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

3. the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

                                CHANGES TO POLICY

Any material changes to this policy must be approved by the Trusts' Board of Trustees.

                    REPORTS TO THE TRUST'S BOARD OF TRUSTEES

The CCO shall report any material issues that may arise under this policy to the Trusts' Board of Trustees no later than the Board meeting following the arising of the issue.

         APPLICABILITY OF POLICY TO THE TRUSTS' ADVISER AND SUBADVISERS

This policy shall apply to the Trusts' Adviser and each of its subadvisers.

         APPENDIX A TO POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

I. Employees* of John Hancock Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York who are subject to the Code of Ethics of the Trusts, the Trusts' investment adviser, John Hancock Investment Management Services LLC or the Trusts' principal underwriter, John Hancock Distributors LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to either of the Trust.

III. Employees* of the Trusts' custodian who provide services to either of the Trust.

IV. Employees* and partners of the Trusts' certified public accounting firm who provide services to either of the Trust.

*    Includes temporary employees

APPENDIX C

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
                                 ("MFC GLOBAL")

                             Quantitative Value Fund

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (AS OF AUGUST 31, 2007):

None

OTHER MANAGED ACCOUNTS (AS OF AUGUST 31, 2007)

                                                                  Total
                                                                  Assets                      Assets       Total
                         Registered     Assets      Pooled       Managed                     Managed       Assets
                         Investment    Managed    Investment      ($ US         Other         ($ US       Managed
                           Company      ($ US       Vehicle     millions)      Accounts     millions)      ($ US
Trust Manager             Accounts    millions)    Accounts    (Worldwide)   (Worldwide)   (Worldwide)   millions)
-------------            ----------   ---------   ----------   -----------   -----------   -----------   ---------
Harpreet Singh, Chris
   Hensen & Brett Hryb        4        $1328.6         2          $17.4           4           $870.0      $2216.0
Rhonda Chang &
   Noman Ali                  2        $ 167.0        --             --           3           $ 56.5      $ 233.5

POTENTIAL CONFLICTS OF INTEREST

Portfolio managers at MFC Global may manage numerous portfolios or accounts and as a result, actual or apparent conflicts of interest may arise. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. MFC Global does not track the time a portfolio manager spends on a single portfolio; however, MFC Global will regularly assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. MFC Global seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

Conflicts of interest may also arise when allocating and/or aggregating trades. Although a portfolio manager will make investment determinations for a portfolio independently from the investment determinations made by them for any other portfolio, investments may be deemed appropriate for more than one portfolio. In such circumstances, MFC Global may determine that orders for the purchase or sale of the same security for more than one portfolio should be combined. In this event, the transactions will be priced and allocated in a manner deemed to be equitable and in the best interests of all portfolios participating in the transaction.

MFC Global has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts. In addition, MFC Global monitors a variety of other matters, including compliance with a portfolio or account's investment guidelines and compliance with MFC Global's Code of Ethics.

DESCRIPTION OF COMPENSATION STRUCTURE

MFC Global portfolio managers receive a competitive compensation package that consists of base salary, performance based bonus and a Manulife share ownership plan. The magnitude of the performance-based bonus is based upon the investment performance of all accounts managed by the portfolio manager over a one-year period. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). The amount of the performance based bonus and participation in equity ownership also reflects the seniority and role of each portfolio manager. MFC Global seeks to ensure retention of portfolio managers through competitive compensation that rewards both individual and team performance. In order to be competitive in the industry, the overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys.

To ensure ongoing competitiveness, total compensation for investment professionals is compared to external asset management organizations on an annual basis, as a minimum; any adjustments to base pay or annual incentive design are made at that time. Annual Incentive Plan (AIP) bonus targets range from 10% to 80% of base salary determined by function, grade level and competitive practice, and can reach a maximum of 250% of bonus target depending on company, divisional, individual and portfolio performance. Stock Option Plan is available for Vice Presidents and above. Restricted Share Unit Grants are available for Assistant Vice Presidents, Vice Presidents and above. Grants issued are dependent upon an individual's long term performance, retention risk, future potential and market conditions.

Ownership of Trust Shares. None of the portfolio managers own shares of any of the portfolios they manage.

                       WELLINGTON MANAGEMENT COMPANY, LLP

                          Global Asset Allocation Trust

PORTFOLIO MANAGER INVESTMENTS IN EACH FUND MANAGED (As of December 31, 2007):

None

OTHER MANAGED ACCOUNTS (As of December 31, 2007)

The following tables show information regarding other accounts managed by the portfolio manager:

                                                                 Total
                                                                 Assets                      Assets       Total
                        Registered     Assets      Pooled       Managed                     Managed       Assets
                        Investment    Managed    Investment      ($ US         Other         ($ US       Managed
                          Company      ($ US       Vehicle     millions)      Accounts     millions)      ($ US
Trust Manager            Accounts    millions)    Accounts    (Worldwide)   (Worldwide)   (Worldwide)   millions)
-------------           ----------   ---------   ----------   -----------   -----------   -----------   ---------
Scott M. Elliott          [_____]     [_____]      [_____]      [_____]       [_____]       [_____]      [_____]
Evan S. Grace             [_____]     [_____]      [_____]      [_____]       [_____]       [_____]      [_____]
Rick A. Wurster           [_____]     [_____]      [_____]      [_____]       [_____]       [_____]      [_____]

POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Angeli, Bandtel, Bevilacqua and Carmen also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

DESCRIPTION OF COMPENSATION STRUCTURE

Each Fund pays Wellington Management a fee based on the assets under management of the Funds as set forth in an Investment Sub-Advisory Agreement between Wellington Management and the Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2006.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their role as an Investment Professional. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other fund managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the relevant Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. Fixed income Investment Professionals' incentives on the relevant Fund are based solely on the revenues earned by Wellington Management, and are not directly linked to the performance of the account. Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

                               BENCHMARK INDEX AND/OR PEER
TRUST                          GROUP FOR INCENTIVE PERIOD
-----                          --------------------------
Global Asset Allocation Fund   [Not applicable]

                        WESTERN ASSET MANAGEMENT COMPANY
                                ("Western Asset")

                            Floating Rate Income Fund

PORTFOLIO MANAGERS

                            FLOATING RATE INCOME FUND

A team of investment professionals at Western Asset Management Company, S. Kenneth Leech, Stephen A. Walsh, Timothy J. Settel and Michael C. Buchanan manages the portfolio.

OTHER ACCOUNTS

As of August 31, 2007, in addition to the Floating Rate Income Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

S. KENNETH LEECH

                                                        Number of Accounts
                          Number of                      Managed for which    Assets Managed for
                           Accounts     Total Assets      Advisory Fee is     which Advisory Fee
    Type of Account        Managed        Managed        Performance-Based   is Performance-Based
    ---------------       ---------   ---------------   ------------------   --------------------
Registered Investment
   Companies                  114     111,109,385,584            0                           0
Other pooled investment
   vehicles                   226     199,257,259,613            0                           0
Other accounts              1,116     307,929,478,940           99              34,179,265,528

STEPHEN A. WALSH

                                                        Number of Accounts
                          Number of                      Managed for which    Assets Managed for
                           Accounts     Total Assets      Advisory Fee is     which Advisory Fee
    Type of Account        Managed        Managed        Performance-Based   is Performance-Based
    ---------------       ---------   ---------------   ------------------   --------------------
Registered Investment
   Companies                  114     111,109,385,584            0                           0
Other pooled investment
   vehicles                   226     199,257,259,613            0                           0
Other accounts              1,116     307,929,478,940           99              34,179,265,528

TIMOTHY J. SETTEL

                                                        Number of Accounts
                          Number of                      Managed for which    Assets Managed for
                           Accounts     Total Assets      Advisory Fee is     which Advisory Fee
    Type of Account        Managed        Managed        Performance-Based   is Performance-Based
    ---------------       ---------   ---------------   ------------------   --------------------
Registered Investment
   Companies                  0                    0             0

Other pooled investment
   vehicles                   1        1,308,840,607             0                     0
Other accounts                3          206,546,063             0                     0

MICHAEL C. BUCHANAN

                                                        Number of Accounts
                          Number of                      Managed for which    Assets Managed for
                           Accounts     Total Assets      Advisory Fee is     which Advisory Fee
    Type of Account        Managed        Managed        Performance-Based   is Performance-Based
    ---------------       ---------   ---------------   ------------------   --------------------
Registered Investment
   Companies                  14       7,718,300,905             0                     0
Other pooled investment
   vehicles                    4       3,078,702,955             0                     0
Other accounts                11       1,081,669,187             0                     0

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection.

Portfolio managers may be privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the portfolios, Western Asset determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio's sale of that security. To address this conflict, Western Assets has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis. A portfolio manager may also face other potential conflicts of interest in managing a portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a portfolio and the other accounts listed above.

COMPENSATION OF PORTFOLIO MANAGERS

With respect to the compensation of the portfolio managers, the Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager's investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

PORTFOLIO MANAGER OWNERSHIP OF PORTFOLIO SECURITIES

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of August 31, 2007:

                        Dollar Range of Portfolio
Portfolio Manager     Securities Beneficially Owned
-----------------     -----------------------------
S. Kenneth Leech                   None
Stephen A. Walsh                   None
Timothy J. Settel                  None
Michael C. Buchanan                None

APPENDIX D

                               JOHN HANCOCK FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY:

GENERAL

The Board of Trustees (the "Board") of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the "Trust"), including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), adopts these proxy voting policies and procedures.

Each fund of the Trust or any other registered investment company (or series thereof) (each, a "fund") is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

DELEGATION OF PROXY VOTING RESPONSIBILITIES

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund's investment adviser ("adviser") or, if the fund's adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund's subadviser(s), subject to the Board's continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund's subadviser with respect to voting proxies held by its clients (the "Subadviser Policy"). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund's adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser's compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust's Chief Compliance Officer ("CCO") shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO's role in overseeing the subadvisers' compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

VOTING PROXIES OF UNDERLYING FUNDS OF A FUND OF FUNDS

With respect to voting proxies relating to the securities of an underlying fund held by the Trust's fund of funds in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Trust's registration statement, the subadviser for the fund of funds, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust elects to seek voting instructions from the shareholders of the fund of funds, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust's fund of funds.

MATERIAL CONFLICTS OF INTEREST

If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund's adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.

If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

SECURITIES LENDING PROGRAM

Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund's securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client's account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES IN ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust's proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission's ("SEC") website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

FILING OF PROXY VOTING RECORD ON FORM N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

PROCEDURES:

REVIEW OF SUBADVISERS' PROXY VOTING

The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each subadviser is responsible for the following:

     1) Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

     2) Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO's annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

     3) Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

ADVISER RESPONSIBILITIES

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust's reports on Form N-PX with the SEC.

The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

     1) Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

     2) Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

     3) Deliver instructions to shareholders on how to access proxy voting information via the Trust's semi-annual and annual shareholder reports.

PROXY VOTING SERVICE RESPONSIBILITIES

AGGREGATION OF VOTES:

The proxy voting service's proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

REPORTING:

The proxy voting service's proxy disclosure system will provide the following reporting features:

     1)   multiple report export options;

     2) report customization by fund-account, portfolio manager, security, etc.; and

     3)   account details available for vote auditing.

FORM N-PX PREPARATION AND FILING:

The adviser will be responsible for oversight and completion of the filing of the Trust's reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

                                   SCHEDULE A
                      PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:                                         ADOPTED:             AMENDED:
-------------------                                         --------             --------
John Hancock Trust                                          September 28, 2007
John Hancock Funds II                                       September 28, 2007
John Hancock Funds III                                      September 11, 2007
John Hancock Bond Trust                                     September 11, 2007
John Hancock California Tax-Free Income Fund                September 11, 2007
John Hancock Capital Series                                 September 11, 2007
John Hancock Current Interest                               September 11, 2007
John Hancock Equity Trust                                   September 11, 2007
John Hancock Investment Trust                               September 11, 2007
John Hancock Investment Trust II                            September 11, 2007
John Hancock Investment Trust III                           September 11, 2007
John Hancock Institutional Series Trust                     September 11, 2007
John Hancock Municipal Securities Trust                     September 11, 2007
John Hancock Series Trust                                   September 11, 2007
John Hancock Sovereign Bond Fund                            September 11, 2007
John Hancock Strategic Series                               September 11, 2007
John Hancock Tax-Exempt Series                              September 11, 2007
John Hancock World Fund                                     September 11, 2007
John Hancock Preferred Income Fund                          September 11, 2007
John Hancock Preferred Income Fund II                       September 11, 2007
John Hancock Preferred Income Fund III                      September 11, 2007
John Hancock Patriot Select Dividend Fund                   September 11, 2007
John Hancock Patriot Premium Dividend Fund II               September 11, 2007
John Hancock Bank & Thrift Opportunity Fund                 September 11, 2007
John Hancock Income Securities Trust                        September 11, 2007
John Hancock Investors Trust                                September 11, 2007
John Hancock Tax-Advantaged Dividend Income Fund            September 11, 2007
John Hancock Financial Trends                               September 11, 2007
John Hancock Tax-Advantaged Global Shareholder Yield Fund   September 11, 2007

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

PROXY VOTING POLICY

ISSUED: AUGUST 2003

MFC Global Investment Management (U.S.A.) Limited ("MFC-GIM (USA)") manages money on behalf of, or provides investment advice to, clients.

Arising out of these relationships, MFC-GIM(USA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of client funds that any person, familiar with the matters would exercise under similar circumstances in managing the property of another person.

In addition to its fiduciary duty, MFC-GIM (USA) must also comply with the proxy requirements of Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended from time to time ("Advisers Act"), and any other law which governs the exercise of voting rights by an investment adviser.

A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to an advisor to vote proxies on their behalf.) The right to vote is an asset, as a company's shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.

FIDUCIARY DUTY GUIDELINE REQUIREMENTS

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of, or access to, proxies and any supporting documentation for non-routine issues. As an investment advisory company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.

OUR POLICY

A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person or persons to whom such responsibility has been delegated by the Portfolio Manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. See "Proxy Committees" and "Proxy Services" below.

When voting proxies, the following standards apply:

- The Portfolio Manager will vote based on what they believe to be in the best interest of the client and in accordance with the client's investment guidelines.

- Each voting decision should be made independently. The Portfolio Manager may enlist the services of reputable professionals and/or proxy evaluation services, such as Institutional Shareholder Services ("ISS") (see "Proxy Service" below), whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to cast a vote will always rest with the Portfolio Manager, or any Proxy Committee which may be formed to deal with voting matters from time to time. See "Proxy Committees" below.

- Investment guidelines/contracts should outline how voting matters will be treated, and clients should be notified of voting procedures from time to time in accordance with any applicable legislative requirements.

- The quality of a company's management is a key consideration factor in the Portfolio Manager's investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MFC-GIM(USA) will vote as recommended by a company's management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

- As a general principle, voting should be consistent among portfolios having the same mandates, subject to the client's preferences and the Conflict Procedures set out below.

MFC-GIM (USA) will reasonably consider specific voting instruction requests made to it by clients.

PROXY SERVICES

Each Portfolio Manager is responsible for the voting of securities in portfolios managed by them. In order to assist in voting securities, MFC-GIM (USA) may from time to time delegate certain proxy advisory and voting responsibilities to a third party proxy service provider.

MFC-GIM (USA) has currently delegated certain duties to ISS. ISS specializes in the proxy voting and corporate governance area and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each Portfolio Manager may rely on ISS's research and recommendations in casting votes, each Portfolio Manager may deviate from any recommendation provided from ISS on general policy issues or specific proxy proposals in accordance with any MFC-GIM (USA) proxy policies and procedures which may be in effect from time to time. See "Proxy Committees" below.

MFC-GIM (USA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

PROXY COMMITTEES

From time to time proxy voting issues arise generally or with respect to a specific vote.

In such cases, one or more persons may be appointed as a Proxy Committee to review certain issues.

One or more of such committees may be created on a permanent or temporary basis from time to time. The terms of reference and the procedures under which a committee will operate from time to time must be reviewed by the Legal and Compliance Department. Records of the committee's deliberations and recommendations shall be kept in accordance with this Policy and applicable law, if any. See "Documentation and Client Notification Requirements" below.

Conflicts Procedures

MFC-GIM (USA) is required to monitor and resolve possible material conflicts ("Conflicts") between the interests of MFC-GIM (USA) and the interests of clients who have instructed MFC-GIM (USA) to vote securities held in their portfolios. MFC-GIM (USA) is affiliated with both Manulife Financial Corporation ("MFC") and The Manufacturers Life Insurance Company ("MLI"). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

Anyone within MFC-GIM (USA) who becomes aware of a potential conflict shall notify the Legal and Compliance department as well as the appropriate desk head. If it is determined by the Legal and

Compliance Department that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a Conflict must appoint a member of the Legal and Compliance team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee's deliberations, but shall not be entitled to vote as a member of the Committee.

The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable The Proxy Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.

Documentation and Client Notification Requirements

The Portfolio Manager should retain, or arrange to be retained in an accessible format from a proxy service or other source, voting records for securities held in each portfolio. These should include all records required by applicable law from time to time, such as

(i) proxy voting procedures and policies, and all amendments thereto;

(ii) all proxy statements received regarding client securities;

(iii) a record of all votes cast on behalf of clients;

(iv) records of all client requests for proxy voting information;

(v) any documents prepared by the Portfolio Manager or a Proxy Committee that were material to a voting decision or that memorialized the basis for the decision;

(vi) all records relating to communications with clients regarding conflicts of interest in voting; and

(vii) any other material required by law to be kept from time to time.

MFC-GIM(USA) shall describe to clients, or provide a copy of, it's proxy voting policies and procedures and shall also advise clients how they may obtain information on securities voted in their portfolio.

     WELLINGTON MANAGEMENT COMPANY, LLP
     GLOBAL PROXY POLICIES AND PROCEDURES

INTRODUCTION Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

     Wellington Management's Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

STATEMENT OF POLICIES As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client's written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT     Wellington Management has a Corporate
                                 Governance Committee, established by action of
                                 the firm's Executive Committee, that is
                                 responsible for the review and approval of the
                                 firm's written Global Proxy Policies and
                                 Procedures and its Proxy Voting Guidelines, and
                                 for providing advice and guidance on specific
                                 proxy votes for individual issuers. The firm's
                                 Legal Services Department monitors regulatory
                                 requirements with respect to proxy voting on a
                                 global basis and works with the Corporate
                                 Governance Committee to develop policies that
                                 implement those requirements. Day-to-day
                                 administration of the proxy voting process at
                                 Wellington Management is the responsibility of
                                 the Corporate Governance Group within the
                                 Corporate Operations Department. In addition,
                                 the Corporate Governance Group acts as a
                                 resource for portfolio managers and research
                                 analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES          Wellington Management has in place certain
                                 procedures for implementing its proxy voting
                                 policies.

General Proxy Voting             AUTHORIZATION TO VOTE

                                 Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                                 RECEIPT OF PROXY

                                 Proxy materials from an issuer or its
                                 information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
                                 Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                                 RECONCILIATION

                                 To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

RESEARCH

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING

Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

                                 - Generally, issues for which explicit proxy voting guidance is provided in the Proxy
                                      Voting Guidelines (i.e., "For", "Against",
                                      "Abstain") are reviewed by the Corporate
                                      Governance Group and voted in accordance with the Proxy Voting Guidelines.

                                 - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Corporate Governance
                                      Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                                 -    Absent a material conflict of interest,
                                      the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                                 If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate
                                 Governance Committee should convene. Any
                                 Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                                 SECURITIES LENDING

                                 Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington
                                 Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

     SHARE BLOCKING AND RE-REGISTRATION

     Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

     In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

     LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS

     Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

ADDITIONAL INFORMATION           Wellington Management maintains records of
                                 proxies voted pursuant to Section 204-2 of the
                                 Investment Advisers Act of 1940 (the "Advisers
                                 Act"), the Employee Retirement Income Security
                                 Act of 1974, as amended ("ERISA"), and other
                                 applicable laws.

                                 Wellington Management's Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global
                                 Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request.
                                 In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

     DATED: APRIL 1, 2007

INTRODUCTION Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

     These guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

     Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES               COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS
-----------------         ---------------------------------------------------------
                          -    Election of Directors:                                 Case-by-Case

                               Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least
                               75% of scheduled board meetings.

                          -    Classify Board of Directors:                           Against

                               We will also vote in favor of shareholder proposals seeking to declassify boards.

                          -    Adopt Director Tenure/Retirement Age (SP):             Against

                          -    Adopt Director & Officer Indemnification:              For

                               We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

                          -    Allow Special Interest Representation to Board (SP):   Against

                          -    Require Board Independence:                            For

                               Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

                          -    Require Key Board Committees to be Independent.        For
                               Key board committees are the Nominating,
                               Audit, and Compensation Committees. Exceptions
                               will be made, as above, in respect of local
                               market conventions.

                          -    Require a Separation of Chair and CEO or Require       For
                               a Lead Director:

                          -    Approve Directors' Fees:                               For

                          -    Approve Bonuses for Retiring Directors:                Case-by-Case

                          -    Elect Supervisory Board/Corporate Assembly:            For

                          -    Elect/Establish Board Committee:                       For

                          -    Adopt Shareholder Access/Majority Vote on Election     Case-by-Case
                               of Directors (SP):

                               Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

                               Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

                          -    Adopt/Amend Stock Option Plans:                        Case-by-Case

                          -    Adopt/Amend Employee Stock Purchase Plans:             For

                          -    Approve/Amend Bonus Plans:                             Case-by-Case

                               In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992
                               ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking
                               162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

                          -    Approve Remuneration Policy:                           Case-by-Case

                          -    Exchange Underwater Options:                           Case-by-Case

                               Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

                          -    Eliminate or Limit Severance Agreements (Golden        Case-by-Case
                               Parachutes):

                               We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

                          -    Shareholder Approval of Future Severance Agreements    Case-by-Case
                               Covering Senior Executives (SP):

                               We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

                          -    Expense Future Stock Options (SP):                     For

                          -    Shareholder Approval of All Stock Option Plans (SP):   For

                          -    Disclose All Executive Compensation (SP):              For

                          REPORTING OF RESULTS

                          -    Approve Financial Statements:                          For

                          -    Set Dividends and Allocate Profits:                    For

                          -    Limit Non-Audit Services Provided by Auditors          Case-by-Case
                               (SP):

                               We follow the guidelines established by the Public
                               Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

                          -    Ratify Selection of Auditors and Set Their Fees:       Case-by-Case

                               Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

                          -    Elect Statutory Auditors:                              Case-by-Case

                          -    Shareholder Approval of Auditors (SP):                 For

                          SHAREHOLDER VOTING RIGHTS

                          -    Adopt Cumulative Voting (SP):                          Against

                               We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

                          -    Shareholder Rights Plans                               Case-by-Case

                               Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management.
                               The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

                               -    We generally support plans that include:

                                    -    Shareholder approval requirement

                                    -    Sunset provision

                                    -    Permitted bid feature (i.e., bids that are
                                         made for all shares and demonstrate
                                         evidence of financing must be submitted to
                                         a shareholder vote).

                               Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

                          -    Authorize Blank Check Preferred Stock:                 Case-by-Case

                               We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

                          -    Eliminate Right to Call a Special Meeting:             Against

                          -    Increase Supermajority Vote Requirement:               Against

                               We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

                          -    Adopt Anti-Greenmail Provision:                        For

                          -    Adopt Confidential Voting (SP):                        Case-by-Case

                               We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

                          -    Remove Right to Act by Written Consent:                Against

CAPITAL STRUCTURE

                          -    Increase Authorized Common Stock:                      Case-by-Case

                               We generally support requests for increases up to 100% of the shares currently authorized.
                               Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

                          -    Approve Merger or Acquisition:                         Case-by-Case

                          -    Approve Technical Amendments to Charter:               Case-by-Case

                          -    Opt Out of State Takeover Statutes:                    For

                          -    Authorize Share Repurchase:                            For

                          -    Authorize Trade in Company Stock:                      For

                          -    Approve Stock Splits:                                  Case-by-Case

                               We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

                          -    Approve Recapitalization/Restructuring:                Case-by-Case

                          -    Issue Stock with or without Preemptive Rights:         For

                          -    Issue Debt Instruments:                                Case-by-Case

                          SOCIAL ISSUES

                          -    Endorse the Ceres Principles (SP):                     Case-by-Case

                          -    Disclose Political and PAC Gifts (SP):                 Case-by-Case

                               Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

                          -    Require Adoption of International Labor                Case-by-Case
                               Organization's Fair Labor Principles (SP):

                          -    Report on Sustainability (SP):                         Case-by-Case

MISCELLANEOUS

                          -    Approve Other Business:                                Against

                          -    Approve Reincorporation:                               Case-by-Case

                          -    Approve Third-Party Transactions:                      Case-by-Case

Dated: April 1, 2007

WESTERN ASSET MANAGEMENT COMPANY
PROXY VOTING

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset's policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

e. A proxy log including:

1.   Issuer name;

2.   Exchange ticker symbol of the issuer's shares to be voted;

3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

4.   A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.   Whether a vote was cast on the matter;

7.   A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

DISCLOSURE

Western Asset's proxy policies are described in the firm's Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICTS OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Agreement and Declaration of Trust dated June 28, 2005. -- previously filed as exhibit (a) to initial registration statement on Form N-1A filed on June 30, 2005, accession number 0000950135-05-003640.

(a)(2) Amended and Restated Agreement and Declaration of Trust dated August 12, 2005. -- previously filed as exhibit (a)(2) to pre-effective amendment no. 1 filed on September 30, 2005, accession number 0000950135-05-005616.

(a)(3) Amendment dated September 29, 2006, to the Amended and Restated Declaration of Trust dated August 12, 2005. -- previously filed as exhibit (a)(3) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(b) By-laws of the Registrant dated June 28, 2005. -- previously filed as exhibit (a) to initial registration statement on Form N-1A filed on June 30, 2005, accession number 0000950135-05-003640.

(c)       See Exhibits (a) and (b).

(d)       Advisory Agreement and Subadvisory Agreements.

(d)(1) Advisory Agreement dated October 17, 2005. -- previously filed as exhibit (d)(1) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(2) Amendment dated April 28, 2006 to Advisory Agreement relating to the U.S. Government Securities Fund, Strategic Bond Fund, High Yield Fund, International Opportunities Fund, All Cap Growth Fund, Capital Appreciation Fund, Emerging Small Company Fund, International Small Company Fund, Mid Cap Value Equity Fund, Absolute Return Fund, Real Estate Equity Fund, Global Real Estate Fund and the High Income Fund. -- previously filed as exhibit (d)(4) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(3) Amendment dated June 30, 2006 to Advisory Agreement relating to the Core Bond Fund, Dynamic Growth Fund, Large Cap Fund, Large Cap Value Fund, Mid Cap Core Fund, Special Value Fund, Utilities Fund, Value & Restructuring Fund and Vista Fund. -- previously filed as exhibit
          (d)(5) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(4) Amendment dated April 30, 2007 to Advisory Agreement relating to the Income Fund, Mutual Shares Fund, Mid Cap Intersection Fund, Emerging Markets Value Fund and International Small Company Fund. -- FILED HEREWITH

(d)(5) Amendment dated June 29, 2007 to Advisory Agreement relating to the Real Return Bond Fund. - FILED HEREWITH

(d)(6) Amendment dated July 1, 2007 to Advisory Agreement relating to the All Cap Growth Fund. - FILED HEREWITH

(d)(7) Form of Amendment to Advisory Agreement relating to the Floating Rate Income Fund and Global Asset Allocation Fund. -- FILED HEREWITH

(d)(8) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc. -- previously filed as exhibit (d)(2) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(9) Amendment dated April 28, 2006 to Subadvisory Agreement relating to All Cap Growth Fund between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc. -- previously filed as exhibit (d)(7) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(10) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Mid Cap Core Fund between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc. -- previously filed as exhibit (d)(8) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(11) Amendment dated July 1, 2007 to Subadvisory Agreement dated October 17, 2005 relating to All Cap Growth Fund between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc. - FILED HEREWITH

(d)(12) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and American Century Investment Management, Inc. -- previously filed as exhibit (d)(3) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(13) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Vista Fund and Small Company Fund between John Hancock Investment Management Services, LLC and American Century Investment Management, Inc. -- previously filed as exhibit (d)(10) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(14) Subadvisory Agreement dated September 30, 2006 between John Hancock Investment Management Services, LLC and BlackRock Investment Management, LLC. -- previously filed as exhibit (d)(11) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(15) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Davis Selected Advisors, L.P. -- previously filed as exhibit (d)(4) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(16) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Declaration Management & Research LLC. -- previously filed as exhibit (d)(5) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(17) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc. -- previously filed as exhibit (d)(6) to post-effective amendment no. 2 filed on January 10, 2006, accession number
          0001010521-06-000023.

(d)(18) Amendment dated April 28, 2006 to Subadvisory Agreement relating to Global Real Estate Fund between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc. -- previously filed as exhibit (d)(16) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(19) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Dynamic Growth Fund between John Hancock Investment Management Services, LLC and Deutsche Asset Management,

          Inc. -- previously filed as exhibit (d)(17) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(20) Amended and Restated Subadvisory Consulting Agreement dated October 17, 2005 relating to Lifestyle Portfolios between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc. -- previously filed as exhibit (d)(18) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(21) Research, Advisory and Investment Management Agreement dated April 28, 2006 between RREEF America L.L.C. and Deutsche Asset Management International GmbH. -- previously filed as exhibit (d)(20) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(22) Research and Advisory Agreement dated April 28, 2006 between RREEF America L.L.C and Deutsche Asset Management (Hong Kong) Limited. -- previously filed as exhibit (d)(21) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(23) Research, Advisory and Investment Management Agreement dated April 28, 2006 between RREEF America L.L.C and RREEF Global Advisors Limited. -- previously filed as exhibit (d)(22) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(24) Research, Advisory and Investment Management Agreement dated April 28, 2006 between Deutsche Asset Management, Inc. and RREEF America L.L.C. -- previously filed as exhibit (d)(23) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(25) Research and Advisory Agreement dated April 28, 2006 between RREEF America L.L.C and Deutsche Investments Australia Limited. -- previously filed as exhibit (d)(24) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(26) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors Inc., Inc. -- previously filed as exhibit (d)(25) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(27) Amendment dated April 30, 2007 to Subadvisory Agreement related to Emerging Markets Value Fund and International Small Company Fund between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors Inc., Inc. - FILED HEREWITH

(d)(28) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Franklin Advisers, Inc. -- previously filed as exhibit (d)(8) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(29) Subadvisory Agreement dated April 30, 2007 relating to Income Fund between John Hancock Investment Management Services, LLC and Franklin Advisers, LLC. -- FILED HEREWITH

(d)(30) Form of Subadvisory Agreement relating to Mutual Shares Fund between John Hancock Investment Management Services, LLC and Franklin Mutual Advisers, LLC. -- previously filed as exhibit (d)(26) to post-effective amendment no. 12 filed on February 14, 2007, accession number 0000950135-07-000887.

(d)(31) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Fund Asset Management Services, LLC. -- previously filed as exhibit (d)(27) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(32) Amendment dated June 1, 2006 to Subadvisory Agreement relating to Large Cap Value Fund between John Hancock Investment Management Services, LLC and Fund Asset Management Services, Inc. -- previously filed as exhibit (d)(28) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(33) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Growth & Income Fund). -- previously filed as exhibit (d)(9) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(34) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Growth Fund). -- previously filed as exhibit (d)(10) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(35) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Growth Opportunities Fund). -- previously filed as exhibit
          (d)(11) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(36) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (International Stock Fund). -- previously filed as exhibit
          (d)(12) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(37) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Intrinsic Value Fund). -- previously filed as exhibit (d)(13) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(38) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Managed Fund). -- previously filed as exhibit (d)(14) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(39) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (U.S. Multi-Sector Fund). -- previously filed as exhibit
          (d)(15) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(40) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (Value Opportunities Fund). -- previously filed as exhibit
          (d)(16) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(41) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC (International Growth Fund). -- previously filed as exhibit
          (d)(37) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(42) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Independence Investment LLC. -- previously filed as exhibit (d)(17) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(43) Subadvisory Agreement dated May 31, 2006 between John Hancock Investment Management Services, LLC and CCM Holdings IV, LLC. -- previously filed as exhibit (d)(39) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(44) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Jennison Associates LLC. -- previously filed as exhibit (d)(18) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(45) Amendment dated April 28, 2006 to Subadvisory Agreement relating to Capital Appreciation Fund between John Hancock Investment Management Services, LLC and Jennison Associates LLC. -- previously filed as exhibit (d)(41) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(46) Subadvisory Agreement between John Hancock Investment Management Services, LLC and John Hancock Advisers. -- previously filed as exhibit (d)(19) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(47) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Legg Mason Capital Management, Inc. -- previously filed as exhibit (d)(20) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(48) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Lord, Abbett & Co. -- previously filed as exhibit (d)(21) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(49) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC. -- previously filed as exhibit (d)(22) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(50) Amendment to Subadvisory Agreement dated April 28, 2006 relating to International Opportunities Fund between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC. -- previously filed as exhibit (d)(46) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(51) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Massachusetts Financial Services Company. -- previously filed as exhibit (d)(23) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(52) Amendment to Subadvisory Agreement dated June 30, 2006 relating to Strategic Value Fund and Utilities Fund between John Hancock Investment Management Services, LLC and Massachusetts Financial Services Company. -- previously filed as exhibit (d)(48) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(53) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Mercury Advisors (Fund Asset Management, L.P.). -- previously filed as exhibit (d)(24) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(54) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited. -- previously filed as exhibit (d)(25) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(55) Amendment to Subadvisory Agreement dated April 28, 2006 relating to Absolute Return Fund between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited. -- previously filed as exhibit (d)(51) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(56) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Morgan Stanley Investment Management. -- previously filed as exhibit (d)(26) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(57) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Munder Capital Management. -- previously filed as exhibit (d)(27) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(58) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Pacific Investment Management Company. -- previously filed as exhibit (d)(28) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(59) Amendment dated June 29, 2007 to Subadvisory Agreement dated October 17, 2005 relating to Real Return Bond Fund between John Hancock Investment Management Services, LLC and Pacific Investment Management Company LLC. - FILED HEREWITH

(d)(60) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Pzena Investment Management, LLC. -- previously filed as exhibit (d)(29) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(61) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and RCM Capital Management LLC. -- previously filed as exhibit (d)(57) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(62) Amendment dated October 6, 2006 to Subadvisory Agreement relating to Science and Technology Fund between John Hancock Investment Management Services, LLC and RCM Capital Management LLC. -- previously filed as exhibit (d)(58) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(63) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and RiverSource Investments, LLC. -- previously filed as exhibit (d)(59) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(64) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc. -- previously filed as exhibit (d)(60) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(65) Subadvisory Agreement dated December 1, 2005 between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc. -- previously filed as exhibit (d)(30) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(66) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Special Value Fund between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management

          Inc. -- previously filed as exhibit (d)(62) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(67) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and Sovereign Asset Management LLC. -- previously filed as exhibit (d)(63) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(68) Transfer Agreement on behalf of Active Bond and Strategic Income Funds transferring John Hancock Advisers, LLC's ("JHA") rights and obligations under the Subadvisory Agreement between John Hancock Investment Management Services, LLC and JHA to Sovereign Asset Management LLC. -- previously filed as exhibit (d)(40) to post-effective amendment no. 3 filed on January 31, 2006, accession number 0001010521-06-000054.

(d)(69) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and SSgA Funds Management, Inc. -- previously filed as exhibit (d)(31) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(70) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Sustainable Growth Advisers, L.P. -- previously filed as exhibit (d)(32) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(71) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. -- previously filed as exhibit (d)(33) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(72) Amendment dated April 28, 2006 to Subadvisory Agreement relating to Real Estate Equity Fund between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. -- previously filed as exhibit (d)(68) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(73) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Templeton Global Advisors Limited. -- previously filed as exhibit (d)(34) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(74) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Templeton Investment Counsel, Inc. -- previously filed as exhibit (d)(35) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(75) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and UBS Global Asset Management. -- previously filed as exhibit (d)(36) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(76) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Global Allocation Fund and Large Cap Fund between John Hancock Investment Management Services, LLC and UBS Global Asset Management -- previously filed as exhibit (d)(72) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(77) Subadvisory Agreement dated October 17, 2006 between John Hancock Investment Management Services, LLC and United States Trust Company, N.A., Asset Management Division and U.S. Trust New York Asset Management Division. -- previously filed as exhibit (d)(37) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(78) Amendment dated October 1, 2006 to Subadvisory Agreement relating to Value and Restructuring Fund between John Hancock Investment Management Services, LLC and United States Trust

          Company, N.A., Asset Management Division and U.S. Trust New York Asset Management Division. -- previously filed as exhibit (d)(74) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(79) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP. -- previously filed as exhibit (d)(38) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(80) Amendment dated April 30, 2007 to Subadvisory Agreement relating to Mid Cap Intersection Fund between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP. - FILED HEREWITH

(d)(81) Amendment dated June 29, 2007 to Subadvisory Agreement relating to Special Value Fund between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP. - FILED HEREWITH

(d)(82) Form of Amendment to Subadvisory Agreement relating to Global Asset Allocation Fund between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP. - FILED HEREWITH

(d)(83) Subadvisory Agreement dated October 17, 2005 between John Hancock Investment Management Services, LLC and Wells Capital Management, Inc. -- previously filed as exhibit (d)(39) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(d)(84) Amendment dated June 30, 2006 to Subadvisory Agreement relating to Core Bond Fund and U.S. High Yield Fund between John Hancock Investment Management Services, LLC and Wells Capital Management, Inc. -- previously filed as exhibit (d)(77) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(85) Subadvisory Agreement dated April 28, 2006 between John Hancock Investment Management Services, LLC and Western Asset Management Company. -- previously filed as exhibit (d)(78) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(86) Sub - Subadvisory Agreement dated April 28, 2006 between Western Asset Management Company and Western Asset Management Company Limited. -- previously filed as exhibit (d)(79) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(d)(87) Form of Amendment to Subadvisory Agreement relating to Floating Rate Income Fund between John Hancock Investment Management Services, LLC and Western Asset Management Company. - FILED HEREWITH

(e) Distribution Agreement between Registrant and John Hancock Funds, LLC. -- previously filed as exhibit (e) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(f)       Not Applicable.

(g) Custodian Agreement. -- previously filed as exhibit (g) to pre-effective amendment no. 2 filed on October 13, 2005, accession number 0000950135-05-005745.

(h)       Other Material Contracts.

(h)(1) Master Transfer Agency and Service Agreement. -- previously filed as exhibit (h)(1) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(h)(2) Expense Limitation Agreement. -- previously filed as exhibit (h)(2) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(h)(3) Form of Class R Service Plan. -- previously filed as exhibit (h)(3) to post-effective amendment no. 7 filed on June 30, 2006, accession number 0001010521-06-000549.

(h)(4) Form of Class R1 Service Plan. -- previously filed as exhibit (h)(4) to post-effective amendment no. 7 filed on June 30, 2006, accession number 0001010521-06-000549.

(h)(5) Form of Class R2 Service Plan. -- previously filed as exhibit (h)(5) to post-effective amendment no. 7 filed on June 30, 2006, accession number 0001010521-06-000549.

(h)(6) Class R3 Service Plan. -- previously filed as exhibit (h)(6) to post-effective amendment no. 8 filed on July 18, 2006, accession number 0001010521-06-000572.

(h)(7) Class R4 Service Plan. -- previously filed as exhibit (h)(7) to post-effective amendment no. 8 filed on July 18, 2006, accession number 0001010521-06-000572.

(h)(8) Class R5 Service Plan. -- previously filed as exhibit (h)(8) to post-effective amendment no. 8 filed on July 18, 2006, accession number 0001010521-06-000572.

(i)       Legal Opinion. - FILED HEREWITH

(j)       Not Applicable.

(k)       Not Applicable.

(l)       Not Applicable.

(m)       Plan of Distribution pursuant to Rule 12b-1.

(m)(1) Plan of Distribution pursuant to Rule 12b-1 relating to Class 1 Shares. -- previously filed as exhibit (m)(1) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(m)(2) Plan of Distribution pursuant to Rule 12b-1 relating to Class 3 Shares. -- previously filed as exhibit (m)(2) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(m)(3) Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares. -- previously filed as exhibit (m)(3) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(m)(4) Plan of Distribution pursuant to Rule 12b-1 relating to Class B Shares. -- previously filed as exhibit (m)(4) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(m)(5) Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares. -- previously filed as exhibit (m)(5) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(m)(6) Form of Plan of Distribution pursuant to Rule 12b-1 relating to Class R Shares. -- previously filed as exhibit (m(6) to post-effective amendment no. 7 filed on June 30, 2006, accession number 0001010521-06-000549.

(m)(7) Form of Plan of Distribution pursuant to Rule 12b-1 relating to Class R1 Shares. -- previously filed as exhibit (m)(7) to post-effective amendment no. 7 filed on June 30, 2006, accession number 0001010521-06-000549.

(m)(8) Form of Plan of Distribution pursuant to Rule 12b-1 relating to Class R2 Shares. -- previously filed as exhibit (m)(8) to post-effective amendment no. 7 filed on June 30, 2006, accession number 0001010521-06-000549.

(m)(9) Plan of Distribution pursuant to Rule 12b-1 relating to Class R3 Shares. -- previously filed as exhibit (m)(7) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(m)(10) Plan of Distribution pursuant to Rule 12b-1 relating to Class R4 Shares. -- previously filed as exhibit (m)(8) to post-effective amendment no. 2 filed on January 10, 2006, accession number 0001010521-06-000023.

(m)(11) Plan of Distribution pursuant to Rule 12b-1 relating to Class R5 Shares. -- previously filed as exhibit (m)(11) to post-effective amendment no. 7 filed on June 30, 2006, accession number 0001010521-06-000549.

(n) Amended Multiple Class Plan pursuant to Rule 18f-3. -- previously filed as exhibit (n) to post-effective amendment no. 7 filed on June 30, 2006, accession number 0001010521-06-000549.

(o)       Not Applicable.

(p) Codes of Ethics of the Registrant and its Investment Adviser and Subadvisers.

(p)(1) Code of Ethics for John Hancock Funds II. -- previously filed as exhibit (p)(1) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(2) Code of Ethics for John Hancock Investment Management Services LLC. -- previously filed as exhibit (p)(2) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(3) Code of Ethics for A I M Capital Management, Inc. -- previously filed as exhibit (p)(3) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(4) Code of Ethics for American Century Investments. -- previously filed as exhibit (p)(4) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(5) Code of Ethics for BlackRock Investment Management LLC. -- previously filed as exhibit (p)(5) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(6) Code of Ethics for ClearBridge Advisors, LLC. -- previously filed as exhibit (p)(6) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(7) Code of Ethics for Davis Selected Advisors, L.P. -- previously filed as exhibit (p)(7) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(8) Code of Ethics for Declaration Management & Research LLC. -- previously filed as exhibit (p)(8) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(9) Code of Ethics for Deutsche Asset Management, Inc. (U.S.). -- previously filed as exhibit (p)(9) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(10) Code of Ethics for Dimensional Fund Advisors, Inc. -- previously filed as exhibit (p)(10) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(11)   Code of Ethics for Franklin Templeton. -- previously filed as exhibit
          (p)(11) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(12)   Code of Ethics for Fund Asset Management, L.P.(Mercury
          Advisors)(Merrill Lynch Investment Managers). -- previously filed as exhibit (p)(12) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(13) Code of Ethics for Grantham, Mayo, Van Otterloo & Co. LLC. -- previously filed as exhibit (p)(13) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(14) Code of Ethics for Independence Investment LLC. -- previously filed as exhibit (p)(14) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(15) Code of Ethics for Jennison Associates LLC. -- previously filed as exhibit (p)(15) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(16) Code of Ethics for John Hancock Advisers. -- previously filed as exhibit (p)(16) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(17) Code of Ethics for Legg Mason Funds Management, Inc. -- previously filed as exhibit (p)(17) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(18)   Code of Ethics for Lord, Abbett & Co. -- previously filed as exhibit
          (p)(18) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(19) Code of Ethics for MFC Global Investment Management (U.S.A.) Limited. -- previously filed as exhibit (p)(19) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(20) Code of Ethics for Marsico Capital Management, LLC. -- previously filed as exhibit (p)(20) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(21) Code of Ethics for Massachusetts Financial Services Company. -- previously filed as exhibit (p)(21) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(22) Code of Ethics for Morgan Stanley Investment Management. -- previously filed as exhibit (p)(22) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(23) Code of Ethics for Munder Capital Management. -- previously filed as exhibit (p)(23) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(24) Code of Ethics for Pacific Investment Management Company. -- previously filed as exhibit (p)(24) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(25) Code of Ethics for Pzena Investment Management, LLC. -- previously filed as exhibit (p)(25) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(26) Code of Ethics for RCM Capital Management. -- previously filed as exhibit (p)(26) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(27) Code of Ethics for RiverSource Investments (Ameriprise): Retail Access. -- previously filed as exhibit (p)(27) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(28) Code of Ethics for Salomon Brothers (Citigroup) Asset Management Inc. -- previously filed as exhibit (p)(28) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(29) Code of Ethics for SSgA Funds Management, Inc. -- previously filed as exhibit (p)(29) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(30) Code of Ethics for Sovereign Asset Management. -- previously filed as exhibit (p)(30) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(31) Code of Ethics for Sustainable Growth Advisers, L.P. -- previously filed as exhibit (p)(31) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(32) Code of Ethics for T. Rowe Price Associates, Inc. -- previously filed as exhibit (p)(32) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(33) Code of Ethics for UBS Global Asset Management. -- previously filed as exhibit (p)(33) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(34) Code of Ethics for United States Trust Company. -- previously filed as exhibit (p)(34) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(35) Code of Ethics for Wellington Management Company, LLP. -- previously filed as exhibit (p)(35) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(36) Code of Ethics for Wells Capital Management, Inc. -- previously filed as exhibit (p)(36) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(p)(37) Code of Ethics for Western Asset Management. -- previously filed as exhibit (p)(37) to post-effective amendment no. 10 filed on December 26, 2006, accession number 0001010521-06-000984.

(q) Power of Attorney. -- previously filed as exhibit (q) to post-effective amendment no. 6 filed on May 24, 2006, accession number 0001010521-06-000443.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Two of the Registrant's shareholders are:

(i)  John Hancock Life Insurance Company of New York ("John Hancock New York"),

(ii) John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA").

John Hancock New York and John Hancock USA hold shares of the Registrant attributable to group annuity contracts in their respective separate accounts that are not registered under the Investment Company Act of 1940. The Lifestyle Portfolios are also shareholders of certain of the non-Lifestyle funds of the Registrant. John Hancock New York and John Hancock USA are indirect wholly-owned subsidiaries of Manulife Financial Corporation (see list of corporate affiliates below).

                        MANULIFE FINANCIAL CORPORATION -
                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2006

                                                                          JURISDICTION OF
AFFILIATE                                                  % OF EQUITY     INCORPORATION
---------                                                  -----------   ----------------
MANULIFE FINANCIAL CORPORATION                                   100          CANADA
John Hancock Holdings (Delaware) LLC                             100         Delaware
John Hancock Financial Services, Inc.                            100         Delaware
Manulife Management Services Ltd.                                100         Barbados
The Manufacturers Life Insurance Company                         100          Canada
Manulife Bank of Canada                                          100          Canada
Manulife Financial Services Inc.                                 100          Canada
Manulife Securities International Ltd.                           100          Canada
Manulife Canada Ltd.                                             100          Canada
First North American Insurance Company                           100          Canada
Equinox Financial Group, Inc.                                    100          Canada
Cantay Holdings Inc.                                             100         Ontario
Regional Power Inc.                                             83.5          Canada
Manulife Data Services Inc.                                      100         Barbados
Manulife Capital Inc.                                            100          Canada
Manulife Enterprises (Alberta) Limited                           100         Alberta
Manulife Enterprises (Bermuda) Limited                           100         Bermuda
Manulife Finance Holdings Limited                                100          Canada
Manulife Finance (Delaware), L.P.(1)                             100         Delaware
Manulife Finance (Alberta) ULC                                   100         Alberta
Manulife Finance (Delaware) LLC                                  100         Delaware
1293319 Ontario Inc.                                             100         Ontario
FNA Financial Inc.                                               100          Canada
Elliot & Page Limited                                            100         Ontario
NAL Resources Limited                                            100         Alberta
NAL Resources Management Limited                                 100          Canada
880 Belgrave Way Holdings Ltd.                                   100     British Columbia
6212344 Canada Limited                                           100          Canada
2015500 Ontario Inc.                                             100         Ontario
2015401 Ontario Inc.                                             100         Ontario
2024385 Ontario Inc.                                             100         Ontario
MFC Global Investment Management (U.S.A.) Limited                100          Canada
Cavalier Cable, Inc.(2)                                          100         Delaware
MFC Global Fund Management (Europe) Limited                      100         England
MFC Global Investment Management (Europe) Limited                100         England
Manulife Holdings (Alberta) Limited                              100         Alberta
Manulife Holdings (Delaware) LLC                                 100         Delaware
The Manufacturers Investment Corporation                         100         Michigan
Manulife Reinsurance Limited                                     100         Bermuda
Manulife Reinsurance (Bermuda) Limited                           100         Bermuda
John Hancock Life Insurance Company (U.S.A.)                     100         Michigan
John Hancock Advisers LLC(3)                                     100         Delaware

----------
(1) The Manufacturers Life Insurance Company is the limited partner (99%) and Manulife Finance Holdings Limited is the general partner (1%).

(2) The Manufacturers Life Insurance Company (78%) - John Hancock Life Insurance Company (U.S.A.) (22%).

(3) Wholly owned subsidiary of The Berkeley Financial Group LLC [Shown on the John Hancock Subsidiaries LLC chart].

John Hancock Investment Management Services, LLC(4)              100         Delaware
Manulife Service Corporation                                     100         Colorado
John Hancock Life Insurance Company of New York                  100         New York
Ironside Venture Partners I LLC                                  100         Delaware
Ironside Venture Partners II LLC                                 100         Delaware
Ennal, Inc.                                                      100         Delaware
John Hancock Distributors LLC                                    100         Delaware

----------
(4) John Hancock Life Insurance Company (U.S.A.)(57%) - John Hancock Life Insurance Company of New York (38%) - John Hancock Advisers LLC (5%).

                                                                          JURISDICTION OF
Affiliate                                                  % OF EQUITY     INCORPORATION
---------                                                  -----------   ----------------
6306471 Canada Inc.                                              100          Canada
CDF (Thailand) Limited                                          90.2         Thailand
6306489 Canada Inc.                                              100          Canada
OQC (Thailand) Limited.(5)                                      99.5         Thailand
Manulife Insurance (Thailand) Public Company Limited(6)        97.72         Thailand
Manulife Asset Management (Thailand) Company Ltd.            99.9999         Thailand
Manulife (Singapore) Pte. Ltd.                                   100        Singapore
Manulife (Vietnam) Limited                                       100         Vietnam
Manulife Vietnam Fund Management Company Limited                 100         Vietnam
FCM Holdings Inc.                                                100       Philippines
The Pramerica Life Insurance Company, Inc.                       100       Philippines
The Manufacturers Life Insurance Co. (Phils.), Inc.              100       Philippines
FCM Investments, Inc.                                            100       Philippines
Manulife Financial Plans, Inc.                                   100       Philippines
PT Asuransi Jiwa Manulife Indonesia                               95        Indonesia
PT Buanadaya Sarana Informatika(7)                               100        Indonesia
PT Asuransi Jiwa Arta Mandiri Prima                            99.75        Indonesia
PT Indras Insan Jaya Utama(8)                                    100        Indonesia
PT Asuransi Jiwa John Hancock Indonesia(9)                       100        Indonesia
PT Manulife Aset Manajemen Indonesia                            95.3        Indonesia
Manulife Technology & Services Sdn Bhd                           100         Malaysia
Manulife Europe Ruckversicherungs-Aktiengesellschaft             100         Germany
Manulife Holdings (Bermuda) Limited                              100         Bermuda
Manufacturers Life Reinsurance Limited                           100         Barbados
Manufacturers P&C Limited                                        100         Barbados
Manulife International Holdings Limited                          100         Bermuda
Manulife Provident Funds Trust Company Limited                   100        Hong Kong
Manulife Asset Management (Asia) Limited                         100         Barbados
Manulife Asset Management (Hong Kong) Limited                    100        Hong Kong
Manulife (International) Limited                                 100         Bermuda
Manulife-Sinochem Life Insurance Co. Ltd.                         51          China
Manulife European Holdings (Bermuda) Limited                     100         Bermuda
Manulife European Investments (Luxembourg) S.a.r.l.              100        Luxembourg
Manulife Hungary Holdings Limited(10)                            100         Hungary
Manulife Alberta Limited                                         100         Alberta
MLI Resources Inc.                                               100         Alberta
Manulife Life Insurance Company(11)                            99.91          Japan
MFC Global Investment Management (Japan) Limited                 100          Japan
Y.K. Manulife Properties Japan                                   100          Japan
Manulife Century Investments (Bermuda) Limited                   100         Bermuda
Manulife Century Investments (Luxembourg) S.A.                   100        Luxembourg
Manulife Century Investments (Netherlands) B.V.                  100       Netherlands
Manulife Century Holdings (Netherlands) B.V.                     100       Netherlands

----------
(5)  CDF (Thailand) Limited (50.7%) - 6306489 Canada Inc. (48.8%).

(6) OQC (Thailand) Limited (72.75%) - The Manufacturers Life Insurance Company (24.97%).

(7) PT Asuransi Jiwa Manulife Indonesia (99.99%) - PT Indras Insan Jaya Utama (0.01%).

(8) PT Asuransi Jiwa Manulife Indonesia (99.98%) - PT Buanadaya Sarana Informatika (0.02%).

(9) John Hancock Life Insurance Company (96.24%) [Shown on the John Hancock Holdings (Delaware) LLC chart] - PT Indras Insan Jaya Utama (3.76%).

(10) Manulife European Investments (Luxembourg) S.a.r.l. (99%) - MLI Resources Inc. (1%).

(11) MLI Resources Inc. (35.02%) - Manulife Century Investments (Netherlands) B.V. (32.49%) - Manulife Century Holdings (Netherlands) B.V. (32.4%).

                        MANULIFE FINANCIAL CORPORATION -
                      JOHN HANCOCK HOLDINGS (DELAWARE) LLC
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2006

                                                                          JURISDICTION OF
AFFILIATE                                                  % OF EQUITY     INCORPORATION
---------                                                  -----------   ----------------
MANULIFE FINANCIAL CORPORATION                                   100          CANADA
The Manufacturers Life Insurance Company                         100          Canada
Manulife Management Services Ltd.                                100         Barbados
John Hancock Holdings (Delaware) LLC                             100         Delaware
John Hancock Financial Services, Inc.                            100         Delaware
John Hancock International Services, S.A.(12)                    100         Belgium
John Hancock International Holdings, Inc.                        100       Massachusetts
Manulife Insurance (Malaysia) Berhad                           45.76         Malaysia
Britama Credit Sdn Bhd                                           100         Malaysia
Britama Properties Sdn Bhd                                       100         Malaysia
The E-Software House Sdn Bhd                                     100         Malaysia
British American Investments Pte Ltd.                            100        Singapore
John Hancock International, Inc.                                 100       Massachusetts
John Hancock Tianan Life Insurance Company                        50          China
John Hancock Canadian Holdings Limited                           100       Nova Scotia
Old Maritime Corporation Limited                                 100       Nova Scotia
John Hancock Canadian Capital Limited(13)                        100       Nova Scotia
John Hancock Canadian LLC                                        100         Delaware
John Hancock Canadian Corporation                                100       Nova Scotia
Long Term Care Partners LLC                                       50         Delaware
John Hancock Insurance Company of Vermont                        100         Vermont
John Hancock Reassurance Company, Ltd.                           100         Bermuda
John Hancock Life Insurance Company                              100       Massachusetts
John Hancock Subsidiaries LLC(14)                                100         Delaware
PT Asuransi Jiwa John Hancock Indonesia(15)                      100        Indonesia
PT Indras Insan Jaya Utama(16)                                   100        Indonesia
Independence Declaration Holdings LLC                            100         Delaware
Declaration Management & Research LLC                            100         Delaware
John Hancock Variable Life Insurance Company                     100       Massachusetts
Manulife Insurance Company                                       100         Delaware
Brazilian Power Development, LLC(17)                             100         Delaware
LR Company, LLC(18)                                              100         Delaware
PTPC Investor LLC                                               88.2         Delaware
Frigate, LLC                                                      85         Delaware
AIMV, LLC                                                        100         Delaware
Baystate Investments, LLC                                        100         Delaware

----------
(12) John Hancock Holdings (Delaware) LLC (99.998%) - John Hancock Financial Services, Inc. (0.002%).

(13) John Hancock Canadian Corporation (99.93%) - John Hancock Financial Services, Inc. ((0.07%) as of November 30, 2006.

(14) See Page 2 for subsidiaries listing for John Hancock Subsidiaries LLC.

(15) John Hancock Life Insurance Company (96.24%) - PT Indras Insan Jaya Utama (3.76%).

(16) PT Asuransi Jiwa Manulife Indonesia (99.98%) - PT Buanadaya Sarana Informatika (0.02%) [Shown on The Manufactures Life Insurance Company chart].

(17) John Hancock Life Insurance Company (92.98%) - John Hancock Variable Life Insurance Company (7.02%).

(18) John Hancock Life Insurance Company (96.6%) - Manulife Insurance Company (3.4%).

                        MANULIFE FINANCIAL CORPORATION -
                          JOHN HANCOCK SUBSIDIARIES LLC
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2006

                                                                          JURISDICTION OF
AFFILIATE                                                  % OF EQUITY     INCORPORATION
---------                                                  -----------   ----------------
MANULIFE FINANCIAL CORPORATION                                   100          CANADA
The Manufacturers Life Insurance Company                         100          Canada
Manulife Management Services Ltd.                                100         Barbados
John Hancock Holdings (Delaware) LLC                             100         Delaware
John Hancock Financial Services, Inc.                            100         Delaware
John Hancock Life Insurance Company                              100       Massachusetts
John Hancock Subsidiaries LLC                                    100         Delaware
John Hancock Leasing Corporation                                 100         Delaware
JHFS One Corp.                                                   100       Massachusetts
LVI, LLC(19)                                                     100         Delaware
John Hancock Property and Casualty Holding Company               100         Delaware
John Hancock Management Company                                  100         Delaware
Signature Management Co., Ltd.                                   100         Bermuda
John Hancock Assignment Company                                  100         Delaware
Hancock Natural Resource Group, Inc.                             100         Delaware
John Hancock Timber Resource Corporation                         100         Delaware
Hancock Forest Management, Inc.                                  100         Delaware
Hancock Natural Resource Group Australia Pty. Limited            100        Australia
Hancock Forest Management (NZ) Limited                           100       New Zealand
PT Timber, Inc.                                                  100         Delaware
Viking Timber Management New Zealand Limited                     100       New Zealand
Viking Timber Gerenclamento De Florestas Do Brasil Ltda.        99.8          Brazil
International Forest Investments Ltd.                             70      Cayman Islands
John Hancock Realty Advisors, Inc.                               100         Delaware
John Hancock Realty Management Inc.                              100         Delaware
John Hancock Real Estate Finance, Inc.                           100         Delaware
John Hancock Energy Resources Management Inc.                    100         Delaware
EIF Equity Holdings LLC                                           50         Delaware
CBPF Equity Holdings LLC                                         100         Delaware
REEF Equity Holdings LLC                                         100         Delaware
CEEP Equity Holdings LLC                                         100         Delaware
Hancock Venture Partners, Inc.                                   100         Delaware
HVP - Russia, Inc.                                               100         Delaware
HVP Special Purpose Sub I, Inc.                                  100         Delaware
HVP Special Purpose Sub II, Inc.                                 100         Delaware
Hancock Capital Management, LLC                                  100         Delaware
Hancock Mezzanine Investments, LLC                               100         Delaware
Hancock Mezzanine Investments II, LLC                            100         Delaware
Hancock Mezzanine Investments III, LLC                           100         Delaware
Essex Corporation                                                100         New York
Essex Brokerage Services, Inc.                                   100           Ohio
Fusion Clearing, Inc.                                            100         New York

----------
(19) John Hancock Life Insurance Company (80%) - John Hancock Leasing Corporation (20%).

Essex Holding Company, Inc.                                      100         New York
Essex Corporation of Illinois                                    100         Illinois
Provident Insurance Center, Inc.                                 100         Maryland
New Amsterdam Insurance Agency, Inc.                             100         New York
Ameritex Insurance Services, Inc.                                100          Texas
American Annuity Agency of Texas, Inc.                           100          Texas
Essex Agency of Texas, Inc.                                      100          Texas
San Jacinto Insurance Agency, Inc.                               100          Texas
The Berkeley Financial Group LLC                                 100         Delaware
MFC Global Investment Management (U.S.) LLC                      100         Delaware
John Hancock Advisers LLC                                        100         Delaware
John Hancock Funds LLC                                           100         Delaware
John Hancock Investment Management Services, LLC(20)             100         Delaware
John Hancock Financial Network, Inc.                             100       Massachusetts
Signator Investors, Inc.                                         100         Delaware
Signator Insurance Agency, Inc.                                  100       Massachusetts
John Hancock Signature Services, Inc.                            100         Delaware
JH Networking Insurance Agency, Inc.                             100       Massachusetts

ITEM 25. INDEMNIFICATION

The Registrant's Amended and Restated Declaration of Trust and Distribution Agreement filed previously contain provisions limiting the liability, and providing for the indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 25, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

See "Fund Details" in the Prospectuses and "Investment Management Agreements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.

----------
(20) John Hancock Life Insurance Company (U.S.A.) (57%) - John Hancock Life Insurance Company of New York (38%) - John Hancock Advisers LLC (5%) [Shown on The Manufacturers Life Insurance Company chart].

ITEM 27. PRINCIPAL UNDERWRITERS

(a) John Hancock Funds, LLC acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Trust, John Hancock Capital Series, John Hancock Current Interest, John Hancock Equity Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series Fund, John Hancock Municipal Securities Trust, John Hancock World Fund, John Hancock Investors Trust, John Hancock Tax-Advantaged Dividend Income Fund, John Hancock Income Securities Trust and John Hancock Funds III.

(b) The following table presents certain information with respect to each director and officer of John Hancock Funds, LLC:

NAME AND PRINCIPAL            POSTIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
BUSINESS ADDRESS              UNDERWRITER                 REGISTRANT
------------------            -------------------------   --------------------------
James R. Boyle                Chairman and Director       Trustee
601 Congress Street
Boston, Massachusetts 02210

Keith F. Hartstein            Director, President and     President
601 Congress Street           Chief Executive Officer
Boston, Massachusetts 02210

John G. Vrysen                Director, Executive Vice    Chief Financial Officer
601 Congress Street           President and
Boston, Massachusetts 02210   Chief Financial Officer

Michael Mahoney               Chief Compliance Officer    None
601 Congress Street
Boston, Massachusetts 02210

Peter Copestake               Treasurer                   None
601 Congress Street
Boston, Massachusetts 02210

John T. Litzow                Senior Vice President       None
601 Congress Street
Boston, Massachusetts 02210

Jeffery H. Long               Vice President,             None
601 Congress Street           Controller and
Boston, Massachusetts 02210   Assistant Treasurer

Andrew G. Arnott              Vice President              None
601 Congress Street
Boston, Massachusetts 02210

Arthur E. Creel               Vice President              None
601 Congress Street
Boston, Massachusetts 02210

Carey Hoch                    Vice President              None
601 Congress Street
Boston, Massachusetts 02210

Kristine McManus              Vice President              None
601 Congress Street
Boston, Massachusetts 02210

Daniel Rollins                Second Vice President       None
601 Congress Street
Boston, Massachusetts 02210

Karen F. Walsh                Assistant Treasurer         None
601 Congress Street
Boston, Massachusetts 02210

David Hayter                  Assistant Treasurer         None
601 Congress Street
Boston, Massachusetts 02210

Cathy Hopkinson               Assistant Treasurer         None
601 Congress Street
Boston, Massachusetts 02210

Wayne Zuk                     Assistant Treasurer         None
601 Congress Street
Boston, Massachusetts 02210

Alfred P. Ouellette           AVP, Senior Counsel and     Assistant Secretary
601 Congress Street           Assistant Secretary
Boston, Massachusetts 02210

(c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 are kept by John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC.), the Registrant's investment adviser, at its offices at 601 Congress Street, Boston, Massachusetts 02210,

By the Registrant at its principal business offices located at 601 Congress Street, Boston, Massachusetts 02210 or

By State Street Bank and Trust Company, the custodian for the Registrant, at its offices at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

By A I M Capital Management, Inc., the subadviser to the All Cap Growth Fund and the Small Company Growth Fund, at its offices at 11 Greenway Plaza, Houston, Texas 77046.

By American Century Investment Management, Inc., the subadviser to the Small Company Fund and the Vista Fund, at its offices at 4500 Main Street, Kansas City, Missouri 64111.

By BlackRock Investment Management, Inc., the subadviser to the Large Cap Value Fund, at its offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By ClearBridge Advisors, the subadviser to the Special Value Fund, at its offices at 399 Park Avenue, New York, New York 10022.

By Davis Selected Advisers, L.P., the subadviser to the Financial Services Fund and the Fundamental Value Fund, at its offices at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.

By Declaration Management & Research LLC, the subadviser to the Short-Term Bond Fund and the Total Bond Market Fund, at its offices at 1650 Tysons Blvd., McLean, VA 22102.

By Deutsche Investment Management Americas, Inc., the subadviser to the Lifestyle Portfolios, All Cap Core Fund, Global Real Estate Fund, Dynamic Growth Fund and the Real Estate Securities Fund, at its offices at 345 Park Avenue, New York, New York 10154.

By Dimensional Fund Advisors, the subadviser to the International Small Company Fund and the Emerging Markets Value Fund, at its offices at 1299 Ocean Avenue, Santa Monica, California 90401.

By Franklin Advisers, Inc., the investment adviser to the Income Fund, at its offices at One Franklin Parkway, San Mateo, California 94403.

By Franklin Mutual Advisers, LLC. the investment adviser to the Mutual Shares Fund, at its offices at John F. Kennedy Parkway, Short Hills, New Jersey 07078.

By Grantham, Mayo, Van Otterloo & Co. LLC, the subadviser to the Growth Opportunities Fund, International Core Fund, U.S. Core Fund, U.S. Multi Sector Fund, Value Opportunities Fund and the Managed Fund, at its offices at 40 Rowes Wharf, Boston, Massachusetts 02110.

By Independence Investment LLC, the subadviser to the Small Cap Fund, at its offices at 53 State Street, Boston, Massachusetts 02109.

By Jennison Associates LLC, the subadviser to the Capital Appreciation Fund, at its offices at 466 Lexington Avenue, New York, NY 10017.

By Legg Mason Capital Management, Inc., the subadviser to the Core Equity Fund, at its offices at 100 Light Street, Baltimore, Maryland 21202.

By Lord Abbett & Co., the subadviser to the Mid Cap Value Fund and the All Cap Value Fund, at its offices at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

By Marsico Capital Management, LLC, the subadviser for the International Opportunities Fund, at its offices at 1200 17th Street, Denver, Colorado 80202.

By Massachusetts Financial Services Company, the subadviser to the Utilities Fund, at its offices at 500 Boylston Street, Boston, MA 02116.

By MFC Global Investment Management (U.S.A.) Limited, the subadviser to the Lifestyle Portfolios, Lifecycle Portfolios, Index 500 Fund, Index Allocation Fund, Mid Cap Index Fund, Money Market Fund, Pacific Rim Fund, Quantitative All Cap Fund, Quantitative Mid Cap Fund, Quantitative Value Fund, Small Cap Index Fund, Total Stock Market Index Fund and the Absolute Return Portfolios, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.

By MFC Global Investment Management (U.S.), LLC, the subadviser to the Absolute Return Portfolios, Lifecycle Portfolios, Emerging Growth Fund, High Income Fund, Strategic Income Fund and the Active Bond Fund, at its offices at 101 Huntington Avenue, Boston, MA 02199-7603. By Morgan Stanley Asset Management Inc., the subadviser of the Value Fund, at its offices at 1221 Avenue of the Americas, New York, New York 10020.

By Munder Capital Management, the subadviser to the Small Cap Opportunities Fund, at its offices at 480 Pierce Street, Birmingham, Michigan 48009.

By Pacific Investment Management Company LLC, the subadviser to the Real Return Fund, Global Bond Fund and the Total Return Fund, at its offices at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

By Pzena Investment Management, LLC, the subadviser to the Classic Value Fund, at its offices at 120 West 45th Street, New York, NY 10036.

By RCM Capital Management LLC, the subadviser to the Emerging Small Company Fund, at its offices at Four Embarcadero Center, San Francisco, CA 94111.

By RiverSource Investments, LLC, the subadviser to the Mid Cap Value Equity Fund, at its offices at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

By SSgA Funds Management, Inc., the subadviser to the International Equity Index Fund, at its offices at One Lincoln Street, Boston, Massachusetts 02111.

By Sustainable Growth Advisers, L.P., the subadviser to the U.S. Global Leaders Growth Fund, at its offices at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

By T. Rowe Price Associates, Inc., the subadviser to the Blue Chip Growth Fund, Equity-Income Fund, Health Science Fund, Mid Value Fund, Real Estate Equity Fund, Small Company Value Fund, Spectrum Income Fund and the Science & Technology Fund, at its offices at 100 East Pratt Street, Baltimore, MD 21202.

By Templeton Global Advisors Limited, the subadviser to the Global Fund, at its offices at Box N7759, Lyford Cay, Nassau, Bahamas.

By Templeton Investment Counsel, LLC, the subadviser to International Value Fund and the International Small Cap Fund, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

By UBS Global Asset Management (Americas) Inc., the subadviser to the Large Cap Fund and the Global Allocation Fund, at its offices at 1 North Wacker Drive, Chicago, Illinois 60606.

By UST Advisers, Inc., the subadviser to the Value & Restructuring Fund, at its offices at 225 High Ridge Road, Stamford, Connecticut 06905.

By Wellington Management Company LLP, the subadviser to the Investment Quality Bond Fund, Mid Cap Stock Fund, Natural Resources Fund, Small Cap Growth Fund, Mid Cap Intersection Fund and the Small Cap Value Fund, at its offices at 75 State Street, Boston, Massachusetts 02109.

By Wells Capital Management Incorporated, the subadviser to the Core Bond Fund and the U.S. High Yield Bond Fund, at its offices at 525 Market St., San Francisco, California.

By Western Asset Management Company, the subadviser to the High Yield Fund, Strategic Bond Fund and the U.S. Government Securities Fund, at its offices at 385 East Colorado Boulevard, Pasadena, California 91101.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on this 12th day of October, 2007.

                                       JOHN HANCOCK FUNDS II


                                       By: /s/ Keith F. Hartstein
                                           -------------------------------------
                                           Keith F. Hartstein
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE                                       TITLE                 DATE
---------                               ---------------------   ----------------


/s/ Keith F. Hartstein                  President and Chief     October 12, 2007
-------------------------------------   Executive Officer
Keith F. Hartstein


/s/ Gordon M. Shone                     Treasurer               October 12, 2007
-------------------------------------   (Principal Financial
Gordon M. Shone                         Officer and Principal
                                        Accounting Officer)


/s/ Charles L. Bardelis *               Trustee                 October 12, 2007
-------------------------------------
Charles L. Bardelis


/s/ James R. Boyle *                    Trustee                 October 12, 2007
-------------------------------------
James R. Boyle


/s/ Peter S. Burgess *                  Trustee                 October 12, 2007
-------------------------------------
Peter S. Burgess


/s/ Elizabeth G. Cook *                 Trustee                 October 12, 2007
-------------------------------------
Elizabeth G. Cook


/s/ Hassell H. McClellan *              Trustee                 October 12, 2007
-------------------------------------
Hassell H. McClellan


/s/ James M. Oates *                    Trustee                 October 12, 2007
-------------------------------------
James M. Oates

*    By Power of Attorney

JOHN HANCOCK FUNDS II


By: /s/ George M. Boyd
    ---------------------------------
    George M. Boyd
    Attorney-In-Fact
    Pursuant to Power of Attorney
    Previously filed with
    Post-Effective Amendment
    No. 6 to the Trust's
    Registration Statement
    On May 24, 2006